                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to § 240.14a-12

                              AFBA 5STAR FUND, INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                              AFBA 5STAR FUND, INC.
                           909 North Washington Street
                           Alexandria, Virginia 22314

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                        IMPORTANT SHAREHOLDER INFORMATION
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These  materials are for a special annual meeting of  shareholders to be held in
Alexandria, Virginia on October 15, 2007. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important  issues  relating to the AFBA 5Star Fund, Inc. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations.

We urge you to review the proposals in the proxy  statement.  Then, fill out the proxy card and  return it to us so that we know how you would  like to vote.  We
welcome   your   comments.   If  you  have   any   questions,   call   toll-free
[_________________].
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September 3, 2007

Dear Shareholders:

I am writing to request that you consider and vote on several  matters  relating to  your  investment  in  one  or  more  of  the  series  (each,  a  "Fund"  and collectively,  the  "Funds") of AFBA 5Star Fund,  Inc.  (the  "Company").  These
matters will be considered at a Special Annual Meeting of  Shareholders  of your
Fund,  which has been  scheduled  for  October  15,  2007 (the  "Meeting").  The enclosed  Notice of Special  Meeting  and Proxy  Statement  describe a number of important  proposals affecting the Funds. Please review and consider each of the proposals carefully.

In general,  the proposals relate to the election of a Board of Directors of the
Company,  approval of a plan to  reorganize  the  Company,  which is currently a
Maryland  corporation,   into  a  Delaware  statutory  trust,  approval  of  new
sub-advisory  agreement(s)  for  each  of the  Funds,  approval  of the use of a
"manager of managers"  structure for the Funds and approval of the modification, reclassification  or elimination of certain fundamental  investment  objectives, policies and restrictions of the Funds.

The Board of Directors  of the Company  (the  "Board") has reviewed and approved these  proposals and believes them to be in the best interests of  shareholders.
Accordingly,  the  Board  recommends  that you  vote in favor of each  proposal.
Whether or not you plan to attend the Meeting,  please  promptly sign and return the enclosed proxy card.

Please call our proxy solicitor, [Proxy Advantage], at [______________],  if you have any  questions.  Your vote is  important  to the Funds,  no matter how many shares you own.  Thank you in advance for  considering  these  proposals and for promptly returning your proxy card.

                                                              Sincerely,

                                                              Robert E. Morrison
                                                              President

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

WHO IS ASKING FOR MY VOTE?

The Board of Directors (the "Board") of AFBA 5Star Fund,  Inc. (the  "Company"),
on behalf of the following  series,  are asking for your vote at the shareholder meeting scheduled for October 15, 2007 (the "Meeting"):

o    AFBA 5Star Balanced Fund ("Balanced Fund")
o    AFBA 5Star High Yield Fund ("High Yield Fund")
o    AFBA 5Star Large Cap Fund ("Large Cap Fund")
o    AFBA 5Star Mid Cap Value Fund (Mid Cap Value Fund")
o    AFBA 5Star Science & Technology Fund ("Science & Technology Fund")
o    AFBA 5Star Small Cap Fund ("Small Cap Fund")
o    AFBA 5Star USA Global Fund ("USA Global Fund")

Hereinafter,  the above  funds (or series) are  referred  to  individually  as a
"Fund" or collectively as the "Funds."

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

Shareholders of the Funds are being asked to approve the following:

1.   Election of a Board of Directors;
2.   Reorganization  of the  Company's  form  of  organization  from a  Maryland corporation (the "Corporation") to a Delaware statutory trust (the "Trust")
     (the "Reorganization");
3.   New investment sub-advisory agreement(s) for each Fund;
4.   The use of a "manager of managers" structure;
5.   The modification of certain fundamental investment restrictions;
6.   The  reclassification of the Funds' fundamental  investment  objectives and policies as non-fundamental; and
7.   The elimination of certain fundamental investment restrictions.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors recommend that you vote FOR each of the Proposals.

HOW WILL THE PROPOSED CHANGES AFFECT THE FUNDS AND MY INVESTMENT?

1.   Election of Directors

The Board  serves as Fund  shareholders'  representatives.  Members of the Board have an obligation to serve the best  interests of the  shareholders,  including approving  policy  changes.  In addition,  the Board  reviews Fund  performance, oversees Fund activities,  and reviews  contractual  arrangements with companies that  provide  services to the Funds.  The proposed  election of Directors  will enable  you to  choose  these  representatives  to  ensure  that the  Funds  are appropriately  served.  The Board of Directors is proposed to have a majority of its members be "independent,"  and the remaining members be "interested."  Board members are  determined  to be  "interested"  by virtue of, among other  things, their  affiliation  with the  Funds or with  AFBA  5Star  Investment  Management
Company,  the Funds'  investment  adviser  (the  "Adviser").  Independent  Board members have no  affiliation  with the Funds,  Adviser,  any  sub-adviser to the
Funds or the Funds' distributor and are compensated by the Funds.

2.   Reorganization into Delaware Statutory Trust

The  Reorganization of the Company into the Trust, which is a Delaware statutory trust, will not affect your investment or the way in which a Fund is managed. In fact,  the change  will  permit  the Funds to  operate  under a law that is more favorable to mutual funds,  thus allowing the Funds to operate more efficiently.
The Board believes that a fund operating as a Delaware  statutory  trust is able to simplify its operations and has more  flexibility to adjust its operations to changes in competitive or regulatory  conditions.  The  Reorganization  will not change the Funds' Board members, officers,  investment policies or strategies or any of the Funds' services  providers,  including the Funds' investment  adviser and  sub-adviser(s),  or their fees. The Reorganization  also will not alter the
Board's existing duties to act with due care and in the shareholders' interests.

3.   Approval of New Sub-Advisers for the Funds

The proposed  sub-advisers  each have already replaced the prior sub-adviser for each of the Funds,  pursuant to interim sub-advisory  agreements approved by the
Board. In addition to the approval of the interim sub-advisory  agreements,  the
Board also approved a proposed sub-advisory  agreement with each of the proposed sub-advisers  to be submitted to  shareholders  of the Funds for  approval.  The
Board and the Adviser believe that a multiple sub-adviser approach for the Funds using  "best-in-class"  sub-advisers  instead of relying on "in-house" portfolio managers would benefit  shareholders  because engaging multiple  sub-advisers to manage the Funds should:  (i) reduce the  investment  manager risks  inherent in relying  solely on one  active  manager  to manage  all of the Funds  with their different  investment  objectives;  (ii) protect against  succession issues that might arise when relying on a single sub-adviser;  and (iii) provide the Adviser and the Board with the ability to address  performance  or other issues that may arise with respect to a particular Fund. In addition,  the Board and the Adviser believe that the proposed  sub-advisers  will  guarantee a level of capacity for growth in the size of  certain  of the Funds that the  Adviser  considers  to be desirable  for the  future  needs  of such  Funds.  In  addition,  the  proposed sub-advisers'  management  styles  provide  the  potential  for  better and more consistent  investment  returns  for  the  shareholders  of the  Fund  over  the long-term.  There is, of course,  no assurance  that the proposed  sub-advisers'
investment strategies will lead to better returns or that the Funds will in fact grow under the sub-advisers' management.

If the proposed  sub-advisers  and the  proposed  sub-advisory  agreements  were approved by  shareholders  of the  respective  Funds,  the Board and the Adviser would remain responsible for the supervision and monitoring of the sub-advisers.
The sub-advisers are currently  responsible for the day-to-day management of the
Funds'  portfolios and currently  manage the Funds according to their respective investment objectives and policies.  With respect to the High Yield Fund and the
Balanced Fund, however, in connection with the proposed  shareholder approval of the  reclassification  of the Funds'  investment  objectives  and policies  from fundamental to non-fundamental, as described in more detail below, the Board has approved changes to such Funds' investment objectives and policies. If approved, the High  Yield Fund would be  managed  by its  sub-adviser  according  to a new investment  objective and new  investment  policies,  which focus on core,  high quality  fixed  income  securities,  rather than  higher  yield  securities.  In addition,  the Fund's name would be changed to the "AFBA 5Star Total Return Bond
Fund."  With  respect to the  Balanced  Fund,  the fixed  income  segment of the
Balanced Fund would also be managed according to a new investment  objective and new  investment  policies  which would focus on core,  high quality fixed income securities,  rather than the high yield  securities in which the Fund  currently invests.  After the  proposed  shareholder  approval of the Funds'  sub-advisory agreements,  the other  Funds are  expected  to be  managed  according  to their current investment objectives and policies.

4.   Use of a "Manager of Managers" Structure

The proposed "Manager of Managers" structure would permit the Adviser to appoint and replace  sub-advisers,  enter into  sub-advisory  agreements,  and amend and terminate  sub-advisory  agreements  on  behalf  of a Fund  without  shareholder approval (as is  currently  required).  The  "Manager of Managers"  structure is intended to enable the Funds to operate with greater  efficiency by allowing the
Adviser to employ  sub-advisers  best  suited to the needs of the Funds  without incurring the expense and delays associated with obtaining  shareholder approval of sub-advisers or sub-advisory  agreements.  In particular,  the Board believes that the employment of the "Manager of Managers" structure would: (1) enable the
Board to act more  quickly and with less expense to a Fund in order to appoint a new  sub-adviser  when the Adviser and the Board  believe that such  appointment would be in the best  interests  of that Fund's  shareholders;  and (2) help the
Funds  to  enhance  performance  by  permitting  the  Adviser  to  allocate  and reallocate a Fund's assets among one or more  sub-advisers  when the Adviser and the  Board  believe  that it  would  be in the  best  interests  of that  Fund's shareholders.

If approved,  the Board would be  responsible  for  approving  the  sub-advisory agreements for the Funds. Shareholders of the Funds would not have the option to vote on new  sub-advisory  agreements  proposed for the Funds, but would receive notice and information of changes to sub-advisers, if approved by the Board. The
Board  and the  Adviser  do not  currently  intend  to  propose  any  additional sub-advisers for the Funds in the near future.

5.   Modification of Certain Fundamental Investment Restrictions

Each Fund is  currently  subject to  certain  investment  restrictions  that are considered  "fundamental"  because  they may only be  changed  with  shareholder approval.  There are a number of fundamental investment  restrictions that funds are required to have under the  Investment  Company Act of 1940, as amended (the
"1940  Act").   The   amendments  to  these  required   fundamental   investment
restrictions  are being  proposed to  modernize  and update  these  restrictions because a number of the restrictions are more restrictive than what is currently required under the 1940 Act. In addition,  the Board is asking that shareholders approve these  amendments to standardize  the  restrictions  across the Funds in order to allow the Funds and their  service  providers to more  efficiently  and easily monitor portfolio compliance across the Funds and to help avoid conflicts among restrictions whose language varies only slightly from one to another.  The
Board and the Adviser do not anticipate that the proposed  modification of these fundamental  investment  restrictions  will  materially  change the way that the
Funds are managed or operated.

6.   Reclassification  of  Fundamental  Investment  Objectives  and  Policies as
     Non-Fundamental

Each Fund's investment objective and the Balanced, High Yield, Large Cap and USA
Global  Funds'  investment  policies are currently  classified  as  fundamental, meaning  they  may  only  be  changed  with  shareholder  approval.  The  Funds'
investment  objectives and policies are not required to be fundamental under the
1940 Act. The Board is recommending the approval of the  reclassification of the
Funds' investment  objectives and general investment policies as non-fundamental to enable the Board and the Adviser to modify the Funds'  investment  objectives and policies in the future, without the delay and expense of a shareholder vote.
Each Fund,  other than the High Yield and Balanced  Funds,  currently  intend to follow their respective investment objectives and policies, even if reclassified as  non-fundamental.  However,  if, in the  future,  competitive  or  regulatory changes require that such investment  objectives or policies be modified,  or if the Adviser or the Board  believe that it would be in the best  interests of the
Funds to modify such investment  objectives or policies,  the Funds' Board would be able to do so without the time and expense of seeking shareholder approval.

With  respect  to the High  Yield  Fund,  pending  shareholder  approval  of the
reclassification   of  the  Fund's   investment   objective   and   policies  as
non-fundamental, the Board has approved that the Fund's investment objective and policies be changed to reflect  that the Fund would  invest  primarily  in core, high quality fixed income securities,  rather than the high yield securities. In addition,  the Fund's name would be changed to the "AFBA 5Star Total Return Bond
Fund." Similarly,  the Board has approved,  pending shareholder  approval of the reclassification  of the Balanced  Fund's  investment  objective and policies as non-fundamental,  a change to the investment objective and policies of the fixed income  portion of the Balanced  Fund to reflect that the Fund's  primary  fixed income  investments  would include core,  high quality fixed income  securities, rather than the high yield securities.

7.   Elimination of Certain Fundamental Investment Restrictions

The Balanced,  High Yield,  Large Cap and USA Global Funds are currently subject to certain fundamental  investment  restrictions that were once imposed by state securities laws or other regulatory  authorities and that are now outdated or no longer  effective.  Shareholders  are being asked to eliminate such  fundamental investment  restrictions.  The  Board  and the  Adviser  both  believe  that the elimination of these  fundamental  investment  restrictions  will not materially affect the way that the Funds are currently managed.

WHEN WOULD THE CHANGES ABOVE TAKE PLACE?

The  proposals  above,  if approved by  shareholders,  with the exception of the
Reorganization,   are  expected  to  become  effective   immediately  after  the
shareholders approve the Proposals. It is expected that the Reorganization would occur on or about  October 26, 2007.  You would  receive  notice of any material changes to this schedule.

WILL THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

The  value  of  your  Fund  account   would  not  change  as  a  result  of  the
Reorganization.  Shares of your Fund would be  exchanged  for an equal number of shares of a corresponding  series of the Trust in the Reorganization.  The total value of the shares you hold will not be affected.  The value of your investment would be the same immediately before and after the Reorganization.

WHO WOULD PAY FOR THE REORGANIZATION?

The Funds are paying for the costs of this proxy  solicitation  and are expected to pay for the costs of the  Reorganization.  The Board and the Adviser believe, however, that shareholders should not bear any substantial  additional costs due to the expense limitation  agreement in place between the Funds and the Adviser.
Under the  expense  limitation  agreement,  the  Adviser  will assume any of the additional costs associated with the  reorganization  that are above the expense limitations in place. Any costs incurred by an individual  shareholder,  such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.

WHO IS ELIGIBLE TO VOTE?

Shareholders  of record at the close of business on August 10, 2007 are entitled to vote at the  Meeting.  Each share of record is  entitled to one vote and each fractional share of record is entitled to the  corresponding  fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the Proxy  Statement were mailed to shareholders of record on or about September
3, 2007.

I AM A SMALL INVESTOR.  WHY SHOULD I BOTHER TO VOTE?

Your vote makes a  difference.  If numerous  shareholders  just like you fail to vote, your Fund may not receive enough votes to go forward with its Meeting.  If this happens, we will need to solicit votes again.

HOW CAN I VOTE?

You can vote your shares in any of the following ways:

o    By mail, using the enclosed proxy card.
o    In person at the Meeting.
o    By toll-free telephone.
o    [Through the Internet.]

MAY I REVOKE MY PROXY?

You may revoke  your proxy at any time before it is voted by: (1)  delivering  a written  revocation to the Secretary of the Fund;  (2)  forwarding to the Fund a later-dated  proxy  card  that is  received  by the  Company  at or prior to the
Meeting; or (3) attending the Meeting and voting in person.

WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE PROPOSALS?

Each  of the  proposals  is  discussed  in more  detail  in the  enclosed  Proxy
Statement,  which we encourage you to read. If you have any questions  about the matters discussed in the enclosed  materials or need assistance  completing your proxy card(s), please call [________________].

                              AFBA 5STAR FUND, INC.

                           909 North Washington Street
                           Alexandria, Virginia 22314
                          _____________________________

                NOTICE OF SPECIAL ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 15, 2007

NOTICE IS HEREBY  GIVEN that a special  annual  meeting (the  "Meeting")  of the shareholders  of AFBA 5Star  Fund Inc.  (the  "Company')  will be held at 909 N.
Washington Street, Alexandria,  Virginia at 11:00 a.m. (Eastern Time) on October
15, 2007. Hereinafter, each series of the Company is referred to as a "Fund."

During the Meeting,  shareholders  will vote on the following  proposals (each a
"Proposal"):

PROPOSAL 1:         To  approve  the  election  of each  of the  seven
                    individuals  nominated  to serve  on the  Board of
                    Directors of the Company.

PROPOSAL 2:         To    approve   an    Agreement    and   Plan   of
                    Reorganization,  pursuant  to  which  the  Company
                    would  be  reorganized  as  a  Delaware  statutory
                    trust.

PROPOSAL 3:         To   approve   a   new   sub-investment   advisory
                    agreement(s) for each Fund.

      Proposal            For  the  AFBA  5Star   Balanced   Fund,  to
      3(a):               approve   a   new   sub-advisory   agreement
                          between  AFBA  5Star  Investment  Management
                          Company,  the Funds' investment adviser (the
                          "Adviser"),   and  The  London   Company  of
                          Virginia  ("London  Company"),  under  which
                          the  London  Company  would  serve as one of
                          two     sub-advisers     to    such    Fund.
                          (Shareholders  of the  AFBA  5Star  Balanced
                          Fund only.)

      Proposal            For  the  AFBA  5Star   Balanced   Fund,  to
      3(b):               approve   a   new   sub-advisory   agreement
                          between   the    Adviser    and    Financial
                          Counselors,  Inc.  ("FCI"),  under which FCI
                          would  serve as one of two  sub-advisers  to
                          such Fund.  (Shareholders  of the AFBA 5Star
                          Balanced Fund only.)

      Proposal            For the  AFBA  5Star  High  Yield  Fund,  to
      3(c):               approve   a   new   sub-advisory   agreement
                          between  the  Adviser  and FCI,  under which
                          FCI would serve as such Fund's  sub-adviser.
                          (Shareholders  of the AFBA  5Star High Yield
                          Fund only.)

      Proposal            For  the  AFBA  5Star  Large  Cap  Fund,  to
      3(d):               approve   a   new   sub-advisory   agreement
                          between  the  Adviser  and  Marvin  & Palmer
                          Associates,  Inc.  ("M&P"),  under which M&P
                          would  serve  as  such  Fund's  sub-adviser.
                          (Shareholders  of the AFBA  5Star  Large Cap
                          Fund only.)

      Proposal            For the AFBA  5Star Mid Cap Value  Fund,  to
      3(e):               approve   a   new   sub-advisory   agreement
                          between  the   Adviser   and  Dreman   Value
                          Management,  L.L.C. ("Dreman"),  under which
                          Dreman    would   serve   as   such   Fund's
                          sub-adviser.   (Shareholders   of  the  AFBA
                          5Star Mid Cap Value Fund only.)

      Proposal            For the  AFBA  5Star  Science  &  Technology
      3(f):               Fund,   to   approve   a  new   sub-advisory
                          agreement  between the Adviser and TrendStar
                          Advisors,  LLC  ("TrendStar"),  under  which
                          TrendStar   would   serve  as  such   Fund's
                          sub-adviser.   (Shareholders   of  the  AFBA
                          5Star Science & Technology Fund only.)

      Proposal            For  the  AFBA  5Star  Small  Cap  Fund,  to
      3(g):               approve   a   new   sub-advisory   agreement
                          between  the Adviser  and  Bjurman,  Barry &
                          Associates ("BB&A"),  under which BB&A would
                          serve as one of three  sub-advisers  to such
                          Fund.  (Shareholders of the AFBA 5Star Small
                          Cap Fund only.)

      Proposal            For  the  AFBA  5Star  Small  Cap  Fund,  to
      3(h):               approve   a   new   sub-advisory   agreement
                          between  the Adviser  and  TrendStar,  under
                          which  TrendStar would serve as one of three
                          sub-advisers to such Fund.  (Shareholders of
                          the AFBA 5Star Small Cap Fund only.)

      Proposal            For  the  AFBA  5Star  Small  Cap  Fund,  to
      3(i):               approve   a   new   sub-advisory   agreement
                          between the Adviser and the London  Company,
                          under which the London  Company  would serve
                          as one of three  sub-advisers  to such Fund.
                          (Shareholders  of the AFBA  5Star  Small Cap
                          Fund only.)

      Proposal            For the  AFBA  5Star  USA  Global  Fund,  to
      3(j):               approve   a   new   sub-advisory   agreement
                          between  the  Adviser  and M&P,  under which
                          M&P would serve as such Fund's  sub-adviser.
                          (Shareholders  of the AFBA  5Star USA Global
                          Fund only.)

PROPOSAL 4:         To approve a "manager of managers"  structure  for
                    each Fund.

PROPOSAL 5:         To   approve   the    modification    of   certain
                    fundamental investment restrictions.

      Proposal            To   amend   the   fundamental    investment
      5(a):               restriction regarding borrowing.

      Proposal            To   amend   the   fundamental    investment
      5(b):               restriction    regarding    issuing   senior
                          securities.

      Proposal            To   amend   the   fundamental    investment
      5(c):               restriction regarding underwriting.

      Proposal            To   amend   the   fundamental    investment
      5(d):               restriction  regarding  investments  in real
                          estate.

      Proposal            To   amend   the   fundamental    investment
      5(e):               restriction    regarding    investments   in
                          commodities.

      Proposal            To   amend   the   fundamental    investment
      5(f):               restriction regarding lending.

      Proposal            To   amend   the   fundamental    investment
      5(g):               restriction        regarding        industry
                          concentration.

      Proposal            To   amend   the   fundamental    investment
      5(h):               restriction  regarding   diversification  of
                          investments.   (Shareholders   of  the  AFBA
                          5Star Balanced,  AFBA 5Star High Yield, AFBA
                          5Star  Large Cap and AFBA  5Star USA  Global
                          Funds only).

PROPOSAL 6:         To  approve  the  reclassification  of the  Funds'
                    investment    objectives    and   policies    from
                    fundamental to non-fundamental.

      Proposal            To  approve  the   reclassification  of  the
      6(a):               Funds'     investment     objectives    from
                          fundamental to non-fundamental.

      Proposal            To  approve  the   reclassification  of  the
      6(b):               investment   policies   of  the  Funds  from
                          fundamental       to        non-fundamental.
                          (Shareholders  of the AFBA  5Star  Balanced,
                          AFBA 5Star High Yield,  AFBA 5Star Large Cap
                          and AFBA 5Star USA Global Funds only).

PROPOSAL 7:         To  approve  the  elimination  of  certain  Funds'
                    fundamental        investment        restrictions.
                    (Shareholders  of the AFBA  5Star  Balanced,  AFBA
                    5Star High  Yield,  AFBA 5Star  Large Cap and AFBA
                    5Star USA Global Funds only).

Please note that a separate vote is required for each Proposal (or Sub-Proposal, as described in the Proxy Statement).

The  attached  Proxy  Statement  provides  additional  information  about  these proposals.  Shareholders  of  record of a Fund as of the  close of  business  on
August 10, 2007 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s)  thereof.  Whether  or not you plan to  attend  the  Meeting  in person, please vote your shares.

The persons named as proxies will vote in their discretion on any other business that  may  properly  come  before  the  Meeting  or  at  any  adjournment(s)  or postponement(s) thereof.

                                            By Order of the Board of Directors

                                            Andrew J. Welle
                                            Secretary

Alexandria, Virginia
September 3, 2007

          PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED
              ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                              AFBA 5STAR FUND, INC.

                           909 North Washington Street
                           Alexandria, Virginia 22314
                          _____________________________

                                 PROXY STATEMENT
                          _____________________________

                     SPECIAL ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 15, 2007

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being  furnished  by the Board of  Directors  of AFBA 5Star Fund,  Inc.  (the
"Company") on behalf of the  following  series of the Company (each a "Fund") in connection  with the  solicitation  of  proxies  for use at the  special  annual meeting (the "Meeting") of  shareholders  to be held at the principal  executive offices of the Company, 909 North Washington Street, Alexandria,  Virginia 22314
at 11:00 a.m. Eastern Time on October 15, 2007 and at any and all adjournment(s)
or postponement(s) thereof:

o    AFBA 5Star Balanced Fund ("Balanced Fund").
o    AFBA 5Star High Yield Fund ("High Yield Fund")
o    AFBA 5Star Large Cap Fund ("Large Cap Fund")
o    AFBA 5Star Mid Cap Value Fund ("Mid Cap Value Fund")
o    AFBA 5Star Science & Technology Fund ("Science & Technology Fund")
o    AFBA 5Star Small Cap Fund ("Small Cap Fund")
o    AFBA 5Star USA Global Fund ("USA Global Fund")

Hereinafter, each series of the Company is referred to as a "Fund."

This Proxy Statement,  the Notice of the Special Annual Meeting of shareholders, proxy cards and voting  instructions were first mailed to shareholders of record on or about September 3, 2007, or as soon as practicable thereafter.

This Proxy  Statement sets forth  concisely the  information  that  shareholders should  know in  order  to  evaluate  each of the  following  proposals  (each a
"Proposal").  Some of the Proposals are comprised of a series of  sub-proposals, which are described later in this Proxy Statement.

-- -------------------------------------------- ---------------------------------------------
   Proposal                                     Shareholders Entitled to Vote
-- -------------------------------------------- ---------------------------------------------
1. To approve the election of each of the       Shareholders of the Company (each Fund voting
   five individuals nominated to serve on the   in the aggregate.)
   Board of Directors.
-- -------------------------------------------- ---------------------------------------------
2. To approve an Agreement and Plan of          Shareholders of each Fund, each voting
   Reorganization, pursuant to which the        separately by Fund.
   Company would be reorganized as a Delaware
   statutory trust.
-- -------------------------------------------- ---------------------------------------------
3. To approve new investment sub-advisory
   agreement(s) for each Fund.
-- -------------------------------------------- ---------------------------------------------
   3(a)  For the AFBA 5Star Balanced Fund, to   Shareholders of the AFBA 5Star Balanced
         approve a new sub-advisory agreement   Fund only.
         between AFBA 5Star Investment
         Management Company, the Funds'
         investment adviser (the "Adviser"),
         and The London Company of Virginia
         ("London Company"), under which the
         London Company would serve as one of
         two sub-advisers to such Fund.
-- -------------------------------------------- ---------------------------------------------
   3(b)  For the AFBA 5Star Balanced Fund, to   Shareholders of the AFBA 5Star Balanced
         approve a new sub-advisory agreement   Fund only.
         between the Adviser and Financial
         Counselors, Inc. ("FCI"), under
         which FCI would serve as one of two
         sub-advisers to such Fund.
-- -------------------------------------------- ---------------------------------------------
   3(c)  For the AFBA 5Star High Yield Fund,    Shareholders of the AFBA 5Star High Yield
         to approve a new sub-advisory          Fund only.
         agreement between the Adviser and
         FCI, under which FCI would serve as
         such Fund's sub-adviser.
-- -------------------------------------------- ---------------------------------------------
   3(d)  For the AFBA 5Star Large Cap Fund,     Shareholders of the AFBA 5Star Large Cap
         to approve a new sub-advisory          Fund only.
         agreement between the Adviser and
         Marvin & Palmer Associates, Inc.
         ("M&P"), under which M&P would serve
         as such Fund's sub-adviser.
-- -------------------------------------------- ---------------------------------------------
   3(e)  For the AFBA 5Star Mid Cap Value       Shareholders of the AFBA 5Star Mid Cap
         Fund, to approve a new sub-advisory    Value Fund only.
         agreement between the Adviser and
         Dreman Value Management, L.L.C.
         ("Dreman"), under which Dreman would
         serve as such Fund's sub-adviser.
-- -------------------------------------------- ---------------------------------------------
   3(f)  For the AFBA 5Star Science &           Shareholders of the AFBA 5Star Science &
         Technology Fund, to approve a new      Technology Fund only.
         sub-advisory agreement between the
         Adviser and TrendStar Advisors, LLC
         ("TrendStar"), under which TrendStar
         would serve as such Fund's
         sub-adviser.
-- -------------------------------------------- ---------------------------------------------
   3(g)  For the AFBA 5Star Small Cap Fund,     Shareholders of the AFBA 5Star Small Cap
         to approve a new sub-advisory          Fund only.
         agreement between the Adviser and
         Bjurman, Barry & Associates
         ("BB&A"), under which BB&A would
         serve as one of three sub-advisers
         to such Fund.
-- -------------------------------------------- ---------------------------------------------
   3(h)  For the AFBA 5Star Small Cap Fund,     Shareholders of the AFBA 5Star Small Cap
         to approve a new sub-advisory          Fund only.
         agreement between the Adviser and
         TrendStar, under which TrendStar
         would serve as one of three
         sub-advisers to such Fund.
-- -------------------------------------------- ---------------------------------------------
   3(i)  For the AFBA 5Star Small Cap Fund,     Shareholders of the AFBA 5Star Small Cap
         to approve a new sub-advisory          Fund only.
         agreement between the Adviser and
         the London Company, under which  the
         London Company would serve as one of
         three sub-advisers to such Fund.
-- -------------------------------------------- ---------------------------------------------
   3(j)  For the AFBA 5Star USA Global Fund,    Shareholders of the AFBA 5Star USA Global
         to approve a new sub-advisory          Fund only.
         agreement between the Adviser and
         M&P, under which M&P would serve as
         such Fund's sub-adviser.
-- -------------------------------------------- ---------------------------------------------
4. To approve a "manager of managers"           Shareholders of each Fund, voting
   structure for each Fund                      separately by Fund.
-- -------------------------------------------- ---------------------------------------------
5. To approve the modification of the
   following fundamental investment
   restrictions:
-- -------------------------------------------- ---------------------------------------------
   5(a)  To amend the fundamental investment    Shareholders of each Fund, voting
         restriction regarding borrowing.       separately by Fund.
-- -------------------------------------------- ---------------------------------------------
   5(b)  To amend the fundamental investment    Shareholders of each Fund, voting
         restriction regarding issuing senior   separately by Fund.
         securities.
-- -------------------------------------------- ---------------------------------------------
   5(c)  To amend the fundamental investment    Shareholders of each Fund, voting
         restriction regarding underwriting.    separately by Fund.
-- -------------------------------------------- ---------------------------------------------
   5(d)  To amend the fundamental investment    Shareholders of each Fund, voting
         restriction regarding investments in   separately by Fund.
         real estate.
-- -------------------------------------------- ---------------------------------------------
   5(e)  To amend the fundamental investment    Shareholders of each Fund, voting
         restriction regarding investments in   separately by Fund.
         commodities.
-- -------------------------------------------- ---------------------------------------------
   5(f)  To amend the fundamental investment    Shareholders of each Fund, voting
         restriction regarding lending.         separately by Fund.
-- -------------------------------------------- ---------------------------------------------
   5(g)  To amend the fundamental investment    Shareholders of each Fund, voting
         restriction regarding industry         separately by Fund.
         concentration.
-- -------------------------------------------- ---------------------------------------------
   5(h)  To amend the fundamental investment    Shareholders of each of the following
         restriction regarding                  Funds, voting separately by Fund:
         diversification of investments.        -AFBA 5Star Balanced Fund
                                                -AFBA 5Star High Yield Fund
                                                -AFBA 5Star Large Cap Fund
                                                -AFBA 5Star USA Global Fund
-- -------------------------------------------- ---------------------------------------------
6. To approve the reclassification of the
   Funds' investment objectives and
   investment policies from fundamental to
   non-fundamental.
-- -------------------------------------------- ---------------------------------------------
   6(a)  To approve the reclassification of     Shareholders of each Fund, voting
         the Funds' investment objectives       separately by Fund.
         from fundamental to non-fundamental.
-- -------------------------------------------- ---------------------------------------------
   6(b)  To approve the reclassification of     Shareholders of each of the following
         the investment policies of the Funds   Funds, voting separately by Fund:
         from fundamental to non-fundamental.   -AFBA 5Star Balanced Fund
                                                -AFBA 5Star High Yield Fund
                                                -AFBA 5Star Large Cap Fund
                                                -AFBA 5Star USA Global Fund
-- -------------------------------------------- ---------------------------------------------
7. To approve the elimination of certain        Shareholders of each of the following
   Funds' fundamental investment restrictions.  Funds, voting separately by Fund:
                                                -AFBA 5Star Balanced Fund
                                                -AFBA 5Star High Yield Fund
                                                -AFBA 5Star Large Cap Fund
                                                -AFBA 5Star USA Global Fund
-- -------------------------------------------- ---------------------------------------------

Shareholders  of record at the close of business on August 10, 2007 (the "Record
Date") are  entitled to be present  and to vote at the Meeting or any  adjourned
Meeting.  Each share of record on the Record Date is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting.

This Proxy Statement should be kept for future reference. The most recent annual report of each Fund, including financial  statements,  for the fiscal year ended
March 31, 2007 has been mailed previously to shareholders.  If you would like to receive additional copies of the shareholder report free of charge, or copies of any  subsequent  shareholder  report,  please  contact  the AFBA 5Star  Funds by writing to the address set forth on the first page of this Proxy Statement or by calling  (888)  578-2733.  Shareholder  reports will be sent by first class mail within three business days of the receipt of the request.

                THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS
        THAT SHAREHOLDERS VOTE FOR EACH NOMINEE LISTED IN PROPOSAL 1 AND
         FOR PROPOSALS 2, 3, 4, 5, 6 AND 7 (INCLUDING ANY SUB-PROPOSALS)

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

PROPOSAL 1:  TO ELECT A BOARD OF DIRECTORS FOR THE COMPANY.....................1

PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT
             PROVIDES FOR THE COMPANY TO REORGANIZE INTO A DELAWARE
             STATUTORY TRUST..................................................11

PROPOSAL 3:  TO APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT(S)
             FOR EACH FUND   (THIS PROPOSAL INVOLVES SEPARATE  VOTES
             ON SUB-PROPOSALS 3(A) THROUGH 3(J))..............................15

    Sub-Proposal 3(a):   To Approve a New Sub-Advisory Agreement
                         Between the Adviser and The London Company
                         of Virginia for the AFBA 5Star Balanced Fund
                         (Applicable Fund - AFBA 5Star Balanced Fund Only)....19

    Sub-Proposal 3(b):   To Approve a New Sub-Advisory Agreement
                         Between the Adviser and Financial
                         Counselors, Inc. for the AFBA 5Star Balanced
                         Fund (Applicable Fund - AFBA 5Star Balanced
                         Fund Only)...........................................22

    Sub-Proposal 3(c):   To Approve a New Sub-Advisory Agreement
                         Between the Adviser and Financial
                         Counselors, Inc. for the AFBA 5Star High
                         Yield Fund (Applicable Fund - AFBA 5Star
                         High Yield Fund Only)................................25

    Sub-Proposal 3(d):   To Approve a New Sub-Advisory Agreement
                         Between the Adviser and Marvin & Palmer
                         Associates for the AFBA 5Star Large Cap
                         Fund (Applicable Fund - AFBA 5Star Large
                         Cap Fund Only).......................................28

    Sub-Proposal 3(e):   To Approve a New Sub-Advisory Agreement
                         Between the Adviser and Dreman Value
                         Management, L.L.C. for the AFBA 5Star Mid
                         Cap Value Fund (Applicable Fund - AFBA
                         5Star Mid Cap Value Fund Only).......................30

    Sub-Proposal 3(f):   To Approve a New Sub-Advisory Agreement
                         Between the Adviser and Trendstar Advisors,
                         LLC for the AFBA 5Star Science & Technology
                         Fund (Applicable Fund - AFBA 5Star Science
                         & Technology Fund Only)..............................33

    Sub-Proposal 3(g):   To Approve a New Sub-Advisory Agreement
                         Between the Adviser and Bjurman, Barry &
                         Associates for the AFBA 5Star Small Cap
                         Fund (Applicable Fund - AFBA 5Star Small
                         Cap Fund Only).......................................35

    Sub-Proposal 3(h):   To approve a New Sub-Advisory Agreement
                         Between the Adviser And Trendstar
                         Advisors, LLC for the AFBA 5Star Small Cap
                         Fund (Applicable Fund - AFBA 5Star Small
                         Cap Fund Only).......................................38

    Sub-Proposal 3(i):   To Approve a New Sub-Advisory Agreement
                         Between the Adviser And The London Company
                         of Virginia for the AFBA 5Star Small Cap
                         Fund (Applicable Fund - AFBA 5Star Small
                         Cap Fund Only).......................................41

    Sub-Proposal 3(j):   To Approve a New Sub-Advisory Agreement
                         Between the Adviser and Marvin & Palmer
                         Associates for the AFBA 5Star USA Global
                         Fund (Applicable Fund - AFBA 5Star USA
                         Global Fund Only)....................................43

PROPOSAL 4:  TO APPROVE A MANAGER OF MANAGERS STRUCTURE FOR
             EACH FUND........................................................46

PROPOSAL 5:  TO APPROVE MODIFICATIONS OF THE FUNDS' FUNDAMENTAL
             INVESTMENT RESTRICTIONS  (THIS PROPOSAL INVOLVES
             SEPARATE VOTES ON PROPOSALS 5(A) THROUGH 5(H))...................51

    Sub-Proposal 5(a):   To Amend the Fundamental Investment
                         Restrictions Regarding Borrowing
                         (Applicable Funds - All Funds).......................52

    Sub-Proposal 5(b):   To Amend the Fundamental Investment
                         Restrictions Regarding Issuing Senior
                         Securities (Applicable Funds - All Funds)............53

    Sub-Proposal 5(c):   To Amend the Fundamental Investment
                         Restrictions Regarding Underwriting
                         (Applicable Funds - All Funds).......................55

    Sub-Proposal 5(d):   To Amend the Fundamental Investment
                         Restrictions Regarding Real Estate
                         (Applicable Funds - All Funds).......................55

    Sub-Proposal 5(e):   To Amend the Fundamental Investment
                         Restrictions Regarding Commodities
                         (Applicable Funds - All Funds).......................56

    Sub-Proposal 5(f):   To Amend the Fundamental Investment
                         Restrictions Regarding Lending (Applicable
                         Funds - All Funds)...................................57

    Sub-Proposal 5(g):   To Amend the Fundamental Investment
                         Restrictions Regarding Industry
                         Concentration (Applicable Funds - All
                         Funds)...............................................58

    Sub-Proposal 5(h):   To Amend the Fundamental Investment
                         Restrictions Regarding Industry
                         Diversification of Investments
                         (Applicable Funds -Balanced Fund,
                         High Yield Fund, Large Cap Fund and USA
                         Global Fund).........................................59

PROPOSAL 6:  TO APPROVE THE RECLASSIFICATION OF CERTAIN FUNDAMENTAL
             INVESTMENT OBJECTIVES AND POLICIES AS NON-FUNDAMENTAL
             (THIS PROPOSAL INVOLVES SEPARATE VOTES ON PROPOSALS
             6(A) AND 6(B))...................................................61

    Sub-Proposal 6(a):   To Reclassify the Fundamental Investment
                         Objectives of the Funds as Non-Fundamental
                         (Applicable Funds - All Funds).......................62

    Sub-Proposal 6(b):   To Reclassify the Fundamental Investment
                         Policies of the Funds As Non-Fundamental
                         (Applicable Funds - AFBA 5Star Balanced
                         Fund, AFBA 5Star High Yield Fund, AFBA
                         Large Cap Fund and AFBA 5Star USA Global
                         Fund Only)...........................................63

PROPOSAL 7:  TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL

    Exhibit E - Current Fundamental Investment Restrictions of the
                Funds Proposed to be Modified................................E-1

    Exhibit F - Current Fundamental Investment Objectives and
                Policies of the Funds........................................F-1

    Exhibit G - Proposed Fundamental Investment Objectives of the
                Balanced and High Yield Funds................................G-1

    Exhibit H - Current Fundamental Investment Restrictions of the
                Balanced, High Yield, Large Cap and USA Global Funds
                Proposed to be Eliminated....................................H-1

    Exhibit I - List of Principal Shareholders of Each Class of
                Each Fund as of the Record Date..............................I-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   PROPOSAL 1:

                  TO ELECT A BOARD OF DIRECTORS FOR THE COMPANY

--------------------------------------------------------------------------------

                         (Applicable Funds - All Funds)

INTRODUCTION

The  purpose of this  Proposal is to elect a Board of  Directors  of the Company
(the "Board"). The Board serves as Fund shareholders'  representatives.  Members of the Board are  fiduciaries and have an obligation to serve the best interests of the shareholders,  including approving policy changes. In addition, the Board reviews Fund  performance,  oversees  Fund  activities  and reviews  contractual arrangements  with  companies that provide  services to the Funds.  The nominees
(the  "Nominees")  named  below,  with the  exception  of Charles A. Gabriel and
Robert E. Morrison, currently serve as the Directors of the Company and each has served  in that  capacity  since  originally  elected  or  appointed.  The Board currently  has, and is proposed to continue to have,  at least a majority of its members be  "independent."  Each  Nominee has  consented  to being named in this
Proxy Statement and will serve if elected by shareholders.

THE NOMINEES TO THE BOARD

The Nominees for  Directors  are:  General  Monroe W. Hatch,  Jr.,  USAF (Ret.);
General Louis C. Wagner, Jr., USA (Ret.);  Lieutenant General John S. Fairfield,
USAF (Ret.);  Brigadier General Henry J. Sechler, USAF (Ret.);  General Ralph E.
Eberhart,  USAF (Ret.);  Charles A. Gabriel; and Robert E. Morrison. At the June
27,  2007  Meeting  of the Board (as  reconvened  on July 9,  2007)  (the  "June
Meeting")  and the August 23, 2007 Meeting of the Board (the "August  Meeting"),
each  Nominee  agreed to stand for  election at the Meeting.  The  Nominees,  if elected,  would serve as Directors  until their  earlier  resignation,  death or retirement.  It is not  expected  that  any  Nominee  will  withdraw  or  become unavailable  for election but, in such case, the power given by you in the proxy card may be used by the  persons  named  as  proxies  to vote  for a  substitute nominee or nominees as recommended by the current Board.

Lieutenant  General John S.  Fairfield,  General Ralph E.  Eberhart,  Charles A.
Gabriel and Robert E. Morrison are standing for election by shareholders for the first time. The remaining  Nominees are standing for reelection by shareholders.
Lieutenant  General  Fairfield  was  appointed  to the Board by the  Independent
Directors of the Company on May 30, 2002.  He was  recommended  and nominated by
Brigadier  General  Henry  J.  Sechler,  an  Independent  Director.  The  Board,
including the Independent Directors, then appointed Lieutenant General Fairfield to  serve as an  Independent  Director  on the  Board  until  the  election  and qualification  of his  successor,  unless he shall sooner  resign or be removed.
General Ralph E. Eberhart, an "interested"  Director, was appointed to the Board on October 26, 2004 by the Board to serve as a Director  until the  election and qualification of his successor,  unless he shall sooner resign or be removed. In addition,  Messrs.  Gabriel and Morrison  were  approved by the current Board as
Nominees to stand for election by shareholders at the August 23, 2007 Meeting of the Board.  General  Eberhart  was  originally  recommended  to the Board by the
Adviser and Messrs.  Gabriel and Morrison  were  originally  recommended  by the
Adviser to the Nominating and Governance  Committee of the Company, who in turn, recommended the Nominees to the full Board.

Information  about the  Nominees,  including  their  names,  ages and  principal occupations  during the past five  years,  and other  current  directorships  of publicly  traded  companies  or funds,  are set forth in the  table  below.  The business  address  of each  person  listed  below is 909 N.  Washington  Street,
Alexandria,  Virginia  22314.  A Nominee  is deemed to be  "independent"  to the extent the Nominee is not an  "interested  person" of the Fund,  as that term is defined in Section  2(a)(19) of the  Investment  Company Act of 1940, as amended
("1940 Act").  For purposes of this Proxy  Statement,  "Fund  Complex" means all series of the Company.

                                                                                        Number of
                                                                                        Portfolios
                         Position(s)   Term of                                          in Fund
                         Position(s)   Office and                                       Complex
                         Held with     Length of       Principal Occupation(s) During   Overseen     Other Directorships
Name and Age             the Fund      Time Served     Past Five Years                  by Nominee   Held by Nominee
------------------------ ------------- --------------- -------------------------------- ------------ ------------------------

Independent Nominees

General Monroe W.        Director      Director        Consultant to Industry on             7       Trustee, ANSER
Hatch, Jr., USAF (Ret.)                since January   National Security, June                       Corporation
Age: 73                                1997. Shall     1990-present.                                 (non-profit research
                                       serve as                                                      institute); Trustee,
                                       Director                                                      Vaughn College of
                                       until his                                                     Aeronautics; Trustee,
                                       resignation,                                                  Flacon Foundation
                                       or until                                                      (private non-profit
                                       terminated or                                                 scholarship
                                       until his                                                     foundation).
                                       successor is
                                       elected and
                                       qualified.

General Louis C.         Director      Director        Private Consultant to industry        7
Wagner, Jr., USA (Ret.)                since January   and defense agencies, Jan.
Age: 75                                1997. Shall     1990-present.
                                       serve as
                                       Director
                                       until his
                                       resignation,
                                       or until
                                       terminated or
                                       until his
                                       successor is
                                       elected and
                                       qualified.

Lieutenant General       Director      Director        Partner and Director,                 7       Member, Board of
John S. Fairfield,                     since May       Strategic Business                            Directors, Skybuilt
USAF (Ret.)                            2002. Shall     Relationships Team, IBM,                      Power (Solar Power
Age: 66                                serve as        Public Sector, March 2003 -                   Company) June 2003 -
                                       Director        present; Vice President,                      present; Member, Board
                                       until his       Business Development, Computer                of Directors, PLASMA
                                       resignation,    Sciences Corporation, March -                 (Energy Company),
                                       or until        July, 2003; Vice President,                   April 2007 - present;
                                       terminated or   Strategic Marketing, DynCorp,                 Member, Board of
                                       until his       1997-2003.                                    Trustees, Wakefield
                                       successor is                                                  School (Private
                                       elected and                                                   Educational
                                       qualified.                                                    Institution), June
                                                                                                     2004 -present;
                                                                                                     Trustee, US Air Force
                                                                                                     Academy Falcon
                                                                                                     Foundation, 2000
                                                                                                     -present; and Member,
                                                                                                     Juniper Networks
                                                                                                     Federal Advisory
                                                                                                     Board, 2005 -present.

Brigadier General        Director      Director        Retired since 2000. Formerly,         7       N/A
Henry J. Sechler, USAF                 since January   Consultant and Vice President,
(Ret.)                                 1997. Shall     General Dynamics Corp.
Age: 75                                serve as        (defense contractor)
                                       Director
                                       until his
                                       resignation,
                                       or until
                                       terminated or
                                       until his
                                       successor is
                                       elected and
                                       qualified.

Interested Nominees

General Ralph E.         Chairman      Chairman and    President, Armed Forces               7       Advisory Board Member,
Eberhart, USAF           and Director  Director        Benefit Association, December                 ManTech International
(Ret.)(1)                              since           2004 - present; Director and                  (government technology
Age: 60                                December        Chairman, 5Star Life Insurance                contractor); Advisory
                                       2004. Shall     Company, December                             Board Member, The
                                       serve as        2004-present; Director and                    Spectrum Group
                                       Chairman and    Chairman, 5Star Bank, December                (consulting services);
                                       Director,       2004-present; Director and                    Advisory Board Member,
                                       until his       Chairman, AFBA 5Star                          ICX Technologies
                                       resignation     Investment Management Company,                (security products);
                                       or              December 2004-present;                        Director, Standard
                                       termination     Manager, 5Star Financial, LLC,                Aero (service provider
                                       or until his    December 2004-present; Former                 to global aerospace,
                                       successor is    Commander, NORAD/USNORTHCOM                   defense and energy
                                       elected and     (U.S. Air Force); Former                      industries); Director,
                                       qualified.      Commander NORAD/USSPACE/AFSPACE               ObjectVideo
                                                       (U.S. Air Force).                             (surveillance
                                                                                                     products); Director,
                                                                                                     EIDPassport (security
                                                                                                     products); Director,
                                                                                                     TERMA North America,
                                                                                                     Inc. (high-tech
                                                                                                     solution applications).

Robert E. Morrison(2)    Nominee for   President       President of AFBA 5Star             None      [_________]
Age: 50                  Director      since August    Investment Management Company;
                         and           2006. Shall     Former Principal of Morrison
                         President     serve as        Consulting; and Former
                                       President at    President and Chief Executive
                                       the pleasure    Officer of Sky Trust and Sky
                                       of the Board    Wealth Management.
                                       or until his
                                       resignation
                                       or
                                       termination
                                       or until his
                                       successor is
                                       elected or
                                       qualified.

Charles A. Gabriel(3)    None -        N/A             [__________]                        None      [__________]
Age:  [__]               Nominee for
                         Director

(1.) General Ralph E. Eberhart,  USAF (Ret.) is considered an interested  person of the Company under the 1940 Act due to his positions as an officer and/or chairman of the Adviser and other AFBA 5Star entities.

(2.) Mr.  Morrison is considered  an interested  person of the company under the
     1940 Act due to his position as the President of the Adviser.

(3.) Mr.  Gabriel is considered  an  interested  person of the Company under the
     1940 Act due to his position as Director of the Adviser.

EXECUTIVE OFFICERS

Officers  of the Funds are  elected  and  appointed  by the Board to oversee the day-to-day activities of the Funds.  Information about the executive officers of the Funds,  including their principal occupations during the past five years, is set forth in the table below.  All of these  officers are also  officers  and/or employees of the Adviser or other AFBA 5Star entities.  The business  address of each executive officer listed below is 909 North Washington Street,  Alexandria,
Virginia 22314.

                               Position(s) Held   Term of Office and Length of Time      Principal Occupation(s) During Past
Name and Age                   with the Fund      Served                                 Five Years
------------------------------ ------------------ -------------------------------------- -------------------------------------

Andrew J. Welle(1)             Senior Vice        Senior Vice President since February   President of AFBA 5Star Securities
Age: 40                        President and      2005 and Secretary since July 2003.    Company; Senior Vice President and
                               Secretary          Shall serve as Senior Vice President   Chief Operating Officer of AFBA
                                                  and Secretary at the pleasure of the   5Star Investment Management Company.
                                                  Board or until his resignation or
                                                  termination or until his successor
                                                  is elected or qualified.

Lorraine J. Lennon(2)          Vice President     Vice President since December 2000.    Vice President of Compliance, 5Star
Age: 46                        Compliance         Shall serve as Vice-President of       Life Insurance Company, AFBA 5Star
                                                  Compliance at the pleasure of the      Investment Management Company and
                                                  Board or until her resignation or      AFBA 5Star Securities Company.
                                                  termination or until her successor
                                                  is elected and qualified.

John R. Moorman                Assistant Vice     Assistant Vice President since         Assistant Vice President and
Age: 37                        President          December 2000. Shall serve as          Membership Sales Director of AFBA
                                                  Assistant Vice-President at the        5Star Investment Management
                                                  pleasure of the Board or until his     Company, respectively. Formally,
                                                  resignation or termination or until    National Sales Director of AFBA
                                                  his successor is elected and           5Star Investment Management
                                                  qualified.                             Company.

Michael E. Houchins            Chief Financial    Chief Financial Officer and            Chief Financial Officer and
Age: 38                        Officer and        Treasurer since February 2006. Shall   Treasurer of AFBA 5Star Investment
                               Treasurer          serve as Chief Financial Officer and   Management Company. Formerly
                                                  Treasurer until his resignation or     Controller and Vice President of
                                                  termination or until his successor     Finance of 5Star Life Insurance Co.
                                                  is elected and qualified.              and AFBA 5Star Investment
                                                                                         Management Company.

Salvatore Faia, Esq., CPA      Chief              Chief Compliance Officer since         President, Vigilant Compliance
Age: 44                        Compliance         August 2004. Shall service as Chief    Services from 2004 to present;
                               Officer            Compliance Officer until his           Senior Legal Counsel, PFPC Inc.
                                                  resignation, or until terminated or    from 2002 to 2004; Chief Legal
                                                  until his successor is elected and     Counsel, Corviant Corporation
                                                  qualified.                             (Investment Adviser, Broker/Dealer
                                                                                         and Service Provider to Investment
                                                                                         Advisers and Separate Account
                                                                                         Providers) from 2001 to 2002;
                                                                                         Partner, Pepper Hamilton LLP (law
                                                                                         firm) from 1997 to 2001.

(1)  Former President of the Company, John A. Johnson, retired from his position
     as  Director  and  President  in  March  2006.   Following  Mr.   Johnson's
     retirement,  Andrew J. Welle served as Acting  President from March 2006 to
     August 2006.  Robert E.  Morrison  was elected  President of the Company in
     August 2006.

(2)  Lorraine  J.  Lennon  resigned  from as Vice  President  Compliance  of the
     Company effective on July [__], 2007.

SHARE OWNERSHIP

As of [December 31, 2006],  the Nominees  (Directors)  and officers of each Fund beneficially  owned as a group  less than 1% of the  outstanding  shares of each
Fund and the Company as a whole.

The following table sets forth the aggregate  dollar range of equity  securities owned by each Nominee of each Fund and the Company as of June 30, 2007.

Independent Nominees

------------------------------------ ---------------------------------------------- --------------------------------------
                                                                                      Aggregate Dollar Range of Equity
                                           Dollar Range of Equity Securities         Securities in All Funds Overseen by
Name of Nominee                                       in each Fund                    Director within the Fund Complex
------------------------------------ ---------------------------------------------- --------------------------------------
General Monroe W. Hatch, Jr.         $10,001-$50,000 in Balanced Fund                          $10,001-$50,000

------------------------------------ ---------------------------------------------- --------------------------------------
General Louis C. Wagner, Jr.         $1-$10,000 in Large Cap Fund                              $10,001-$50,000
                                     $1-$10,000 in Science & Technology Fund
                                     $1-$10,000 in Small Cap Fund
                                     $1-$10,000 in USA Global Fund

------------------------------------ ---------------------------------------------- --------------------------------------
Lieutenant General John S.           $10,001-$50,000 in Balanced Fund                         $50,001-$100,000
Fairfield                            $10,001-$50,000 in Large Cap Fund
                                     $10,001-$50,000 in Science & Technology Fund

------------------------------------ ---------------------------------------------- --------------------------------------
Brigadier General Henry J. Sechler   $10,001-$50,000 in Balanced Fund                           Over $100,000
                                     $10,001-$50,000 in High Yield Fund
                                     $10,001-$50,000 in Large Cap Fund
                                     $10,001-$50,000 in Mid Cap Value Fund
                                     $10,001-$50,000 in Small Cap Fund
                                     $10,001-$50,000 in USA Global Fund

------------------------------------ ---------------------------------------------- --------------------------------------

Interested Nominees

------------------------------------ ---------------------------------------------- --------------------------------------
                                                                                      Aggregate Dollar Range of Equity
                                            Dollar Range of Equity Securities         Securities in All Funds Overseen by
Name of Nominee                                       in each Fund                    Director within the Fund Complex
------------------------------------ ---------------------------------------------- --------------------------------------
General Ralph E. Eberhart            $10,001-$50,000 in Balanced Fund
                                     $10,001-$50,000 in Mid Cap Value Fund
                                     $10,001-$50,000 in Small Cap Fund
                                     $10,001-$50,000 in USA Global Fund                         Over $100,000
------------------------------------ ---------------------------------------------- --------------------------------------
Robert E. Morrison                   [__________________]                                    [________________]
------------------------------------ ---------------------------------------------- --------------------------------------
Charles A. Gabriel                   [__________________]                                    [________________]
------------------------------------ ---------------------------------------------- --------------------------------------

[As of June 30, 2007, none of the Independent Nominees or their immediate family members owned beneficially, or of record, an interest in the Funds' Adviser, any of the interim or proposed  sub-advisers  (as  described  in Proposal 3), or the
Funds'  underwriter,  PFPC Distributors,  Inc. or any person directly indirectly controlling, controlled by or under common control with any such entities.]

NUMBER OF BOARD MEETINGS AND ATTENDANCE

The Company does not have a formal policy  regarding Board member  attendance at annual shareholder  meetings.  The Company did not hold, and was not required to hold, an annual  shareholder  meeting at which Board members were elected during the fiscal  year ended  March 31,  2007.  During the fiscal year ended March 31,
2007, each Nominee that is currently a Director of the Company attended at least
75% of the aggregate  total number of Board  meetings and committee  meetings on which such Nominee serves as a committee member.

The role of the Board is to provide general oversight of the Company's  business and to  ensure  that  each  Fund is  operated  for the  benefit  of that  Fund's shareholders.  The Board  generally  anticipates  meeting at least  quarterly at regularly  scheduled  meetings,  and more  frequently  at  special  meetings  if necessary.  During the fiscal year ended March 31, 2007,  the Board of Directors of the Company met four times.

COMPENSATION

Consistent  with  industry  practice,  the Board  has  approved  their  level of compensation.  Independent Directors are compensated and reimbursed by the Funds for their  expenses  arising out of normal  duties and  services.  The following table summarizes the compensation paid to the Directors of the Funds,  including committee fees, for the twelve-month period ended March 31, 2007.

---------------------------- ---------------------- ----------------------- -------------------- -----------------------
                                   Aggregate                                                       Total Compensation
                               Compensation Per     Pension or Retirement     Estimated Annual    from Company and Fund
Name of Person,               Fund for Serving on    Benefits Accrued as       Benefits Upon        Complex Paid to
Position                          Fund Board        Part of Fund Expenses       Retirement              Director
---------------------------- ---------------------- ----------------------- -------------------- -----------------------
Independent Nominees
---------------------------- ---------------------- ----------------------- -------------------- -----------------------
General Monroe W. Hatch,            $16,000                   $0                    $0                  $16,000
Independent Director
---------------------------- ---------------------- ----------------------- -------------------- -----------------------
General Louis C. Wagner,            $16,000                   $0                    $0                  $16,000
Independent Director
---------------------------- ---------------------- ----------------------- -------------------- -----------------------
Lieutenant General John S.          $16,000                   $0                    $0                  $16,000
Fairfield, Independent
Director
---------------------------- ---------------------- ----------------------- -------------------- -----------------------
Brigadier General Henry J.          $16,000                   $0                    $0                  $16,000
Sechler, Independent
Director
---------------------------- ---------------------- ----------------------- -------------------- -----------------------

---------------------------- ---------------------- ----------------------- -------------------- -----------------------
Interested Nominee
---------------------------- ---------------------- ----------------------- -------------------- -----------------------
General Ralph E. Eberhart,            $0                      $0                    $0                     $0
Interested Director
---------------------------- ---------------------- ----------------------- -------------------- -----------------------
Robert E. Morrison,                   N/A                    N/A                    N/A                   N/A
Interested Nominee
---------------------------- ---------------------- ----------------------- -------------------- -----------------------
Charles A. Gabriel,                   N/A                    N/A                    N/A                   N/A
Interested Nominee
---------------------------- ---------------------- ----------------------- -------------------- -----------------------

STANDING COMMITTEES

Currently,  the  Board of  Directors  has two  standing  committees,  which  are described below.

Audit Committee

The Board has  established an Audit  Committee,  which is composed of all of the
Independent Directors:  General Monroe W. Hatch, Jr., USAF (Ret.); General Louis
C. Wagner, Jr., USA (Ret.);  Lieutenant General John S. Fairfield,  USAF (Ret.);
and Brigadier General Henry J. Sechler, USAF (Ret.). The Audit Committee met two
times  during  the  fiscal  year  ended  March 31,  2007.  The Audit  Committee, established by the Board on October 28, 2003, has the  responsibility  to, among other  things,  recommend  the  selection of the Funds'  Independent  Registered
Public Accounting Firm, confer with the Independent Registered Public Accounting
Firm regarding the Funds'  financial  statements,  the results of the audits and related matters,  and perform such other tasks as the full Board deems necessary or appropriate.

Nominating and Governance Committee

The  Board has a  Nominating  and  Governance  Committee  comprised  of only the
Independent Directors:  General Monroe W. Hatch, Jr., USAF (Ret.); General Louis
C. Wagner, Jr., USA (Ret.);  Lieutenant General John S. Fairfield,  USAF (Ret.);
and Brigadier General Henry J. Sechler, USAF (Ret.).  Pursuant to the Nominating
and Governance  Committee Charter approved by the Board at the June Meeting, the
Nominating and Governance Committee has the responsibility,  among other things, to: (i) identify,  research, recruit and evaluate candidates for nominations for
Board   members;    (ii)   make   recommendations   and   consider   shareholder
recommendations for nominations for Board members; (iii) review and evaluate the
Board's structure and governance  policies,  procedures and practices;  and (iv)
make  recommendations  to the full Board for  nominations  for membership on all committees,  review all committee  assignments  annually and periodically review the  responsibilities  and need for all committees of the Board.  The Nominating and  Governance  Committee  did not meet during the last fiscal year because the
Committee was established after the end of the fiscal year at the June Meeting.

In the event that a vacancy to be filled  occurs or is  expected to occur on the
Board,  subject to the conditions and procedures described more fully below, the
Committee shall consider and review  recommendations for candidates to fill such vacancy  made  by  current  Board  members  that  are not  "interested  persons"
("Independent  Board members") and Fund management (when and as may be requested by the Committee),  as well as  recommendations  by Qualifying  Shareholders (as described  below)  that  are  submitted  in  writing  and are  addressed  to the
Committee at the Funds' offices.

Qualifications of Candidates

In  considering  the  qualifications  of a potential  candidate,  the  Committee
generally  considers  such  candidate's  educational  background,   business  or
professional  experience,  and reputation.  In addition,  the following  minimum qualifications  shall apply with respect to a candidate for Board  membership as an Independent Board member:

1.   Such candidate  shall be  independent  from  relationships  with the Funds'
     Adviser and other  principal  service  providers,  both within the explicit terms and the spirit of the statutory  independence  requirements specified under 1940 Act.

2.   Such candidate  shall  demonstrate  an ability and  willingness to make the considerable  time  commitment,  including  personal  attendance  at  Board meetings, believed necessary to function effectively as a Board member.

3.   Such candidate shall demonstrate personal integrity.

4.   Such candidate  shall not have any  relationships  that might impair his or her independence in serving on the Board, such as any business,  financial, or family  relationships  with Fund  management,  the  Funds'  Adviser  and sub-advisers, Fund service providers, or their affiliates.

5.   The  nomination  of the person  should be  consistent  with Fund policy and applicable laws and regulations  regarding the number and percentage of the
     Independent Directors on the Board.

6.   Such candidate should, to the best of the Committee's  knowledge,  have the ability to apply sound and independent  business  judgment and would act in the best interests of the Funds and their shareholders.

The Committee will also consider:

1.   The person's  judgment,  skill,  diversity and experience  with  investment companies and other  organizations of comparable purpose,  complexity,  and size and subject to similar legal restrictions and oversight.

2.   Whether or not the  person is  willing to serve and is willing  and able to
     commit  the  time   necessary  for  the   performance  of  the  duties  and
     responsibilities of a Director of the Company.

3.   The contribution that the person can make to the Board and the Company,  in conjunction with the other Directors, with consideration being given to the person's  business  and  professional  experience,  the  interplay  of  the person's  experience with the experience of other Directors,  education and such other factors as the Committee may consider relevant.

4.   Whether or not the person serves on the boards of directors/trustees, or is otherwise  affiliated with,  competing  financial service  organizations or those organizations' fund complexes.

Shareholder Recommendations

According to the  Nominating and Governance  Committee  Charter  approved by the
Board,  the  Nominating  and  Governance  Committee  will  consider  and  review shareholder  recommendations  for  nominations to fill vacancies on the Board if such  recommendations are properly submitted to the Committee or the Company. In order to recommend a nominee,  a  "qualifying  shareholder"  (as defined  below)
should  provide a written  notice to the  Nominating  and  Governance  Committee containing the following information: (a) the name and address of the qualifying shareholder  making  the  recommendation;  (b) the number of shares of each Fund that are owned of record and beneficially by such qualifying shareholder and the length  of  time  that  such  shares  have  been  so  owned  by  the  qualifying shareholder;  (c) a description of all arrangements and  understandings  between such qualifying  shareholder and any other person or persons (naming such person or persons)  pursuant to which the  recommendation  is being made; (d) the name, age,  date of birth,  business  address and  residence  address of the person or persons being  recommended;  (e) the resume or curriculum vitae of the person or persons  being  recommended  and such other  information  regarding  each person recommended by such  qualifying  shareholder as would be required to be included in a proxy  statement  filed pursuant to the proxy rules of the U.S.  Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f)
whether  the  shareholder   making  the   recommendation   believes  the  person
recommended  would or would not be an  "interested  person" of the  Company,  as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person  recommended  to serve as a director of the Company if so  nominated  and elected/appointed.  The notice should be sent to the  Nominating  and Governance
Committee,  care of the Secretary of the Company at 909 North Washington Street,
Alexandria,  Virginia  22314,  and the  envelope  containing  the notice  should indicate "Nominating and Governance Committee."

A  "qualifying  shareholder"  who is  eligible  to  recommend  a nominee  to the
Nominating  Committee is a (i) shareholder that owns of record,  beneficially or through a financial  intermediary  $10,000 or more of a Fund's shares,  (ii) has been a shareholder of $10,000 or more of the Fund's shares for 12 months or more prior to submitting the  recommendation  to the Committee,  and (iii) provides a written notice to the Committee containing the information above.

It  is  the  intention  of  the  Committee  that  the  recommending  shareholder demonstrate a significant and long-term  commitment to the Company and its other shareholders  and that his or her objectives in submitting a  recommendation  is consistent with the best interests of the Company and all of its shareholders.

In  the  event  the  Committee  receives  a  recommendation  from  a  qualifying shareholder  during a time when no vacancy exists or is expected to exist in the near  term  and  the  recommendation  otherwise  contains  all  the  information required,  the Committee shall retain such  recommendation  in its files until a vacancy  exists  or is  expected  to exist in the  near  term and the  Committee commences its efforts to fill such vacancy.

The Board's Nominating and Governance  Committee Charter is set forth in Exhibit
A to this Proxy Statement.

REQUIRED VOTE

Provided  that "Quorum"  requirements  (as defined  below) have been  satisfied, election  of each  Nominee  to the Board of  Directors  of the  Company  must be approved by a plurality  of the votes cast by  shareholders  of all Funds of the
Company in person or by proxy at the Meeting  voting  together.  This means that those  Nominees  receiving  the greatest  number of votes are elected.  "Quorum"
means that a majority of the shares  entitled to vate at the Meeting are present in person or by proxy at the Meeting.

                              THE BOARD RECOMMENDS
               A VOTE FOR PROPOSAL 1 - APPROVAL OF THE ELECTION OF
                 EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                                   PROPOSAL 2:

        TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
         FOR THE COMPANY TO REORGANIZE INTO A DELAWARE STATUTORY TRUST

--------------------------------------------------------------------------------

                         (Applicable Funds - All Funds)

INTRODUCTION

The Board of the Company  recommends that the  shareholders of each Fund approve an Agreement and Plan of Reorganization  (a "Delaware  Plan"),  substantially in the form  attached to this Proxy  Statement  as Exhibit B, that would change the state and form of organization  of the Company from a Maryland  corporation to a
Delaware  statutory trust. This proposed change calls for the  reorganization of the Company into a newly formed Delaware  statutory trust (the "DE Trust").  The proposed  reorganization  will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization,  the Board of the Company has approved the Delaware  Plan,  which  contemplates  the  continuation  of the current business of the Company in the form of the new DE Trust.

If the  Delaware  Plan  is  approved  by  shareholders  of  the  Funds  and  the
Reorganization  is  implemented  for the  Company,  each  series of the DE Trust
(each,  a "DE  Fund")  would  have  the  same  investment  goals,  policies  and restrictions as the corresponding Fund of the Company (including, if approved by shareholders at the Meeting,  any amended or eliminated  fundamental  investment restrictions  described  in Proposals 5 and 7 in this proxy  statement).  The DE
Trust's  Board,  including any persons  elected  under  Proposal 1 in this proxy statement,  and the  officers  of the DE Trust would be the same as those of the
Company,  and would operate the DE Trust in essentially  the same manner as they
previously   operated  the  Company.   Thus,  on  the  effective   date  of  the
Reorganization, you would hold an interest in the DE Trust that is equivalent to your  interest in the  Company.  For all  practical  purposes,  a  shareholder's investment in the Funds would not change.

BACKGROUND AND REASONS FOR THE REORGANIZATION

The Board of the Company has  determined  that  investment  companies  formed as
Delaware  statutory  trusts have certain  advantages over  investment  companies
organized  as  Maryland  corporations.   Under  Delaware  statutory  trust  law,
investment   companies  are  able  to  simplify  their  operations  by  reducing administrative  burdens.  For  example,  the Delaware  Statutory  Trust Act (the
"DSTA")  allows a Delaware  statutory  trust to file a one-page  Certificate  of
Trust with the State of Delaware, which rarely needs to be amended. In contrast,
Maryland corporations are required to file articles of incorporation,  which can be relatively  large  documents,  with the Maryland  Secretary of State and must file any amendments or supplements to their articles of  incorporation  with the
Maryland  Secretary of State (for example,  to increase the amount of authorized shares of stock or to  designate  and  create  additional  classes  or series of shares). Such filings and any related filing fees are not required in Delaware.

Funds organized as Delaware  statutory  trusts also have greater  flexibility in structuring  shareholder  voting rights and shareholder  meetings.  For example, under  Maryland  law,  certain  fund  transactions,  such  as  mergers,  certain reorganizations  and liquidations,  are subject to mandatory  shareholder votes, some of which  may  require a  super-majority  vote.  The DSTA  allows a fund to provide in its governing  documents that each of these types of transactions may go forward with only trustee approval; all are subject,  however, to any special voting  requirements of the 1940 Act.  Finally,  Maryland  corporate law imposes more stringent record date, notice,  quorum and adjournment  provisions than the
DSTA,  which may  cause  shareholder  meetings  to be more  costly  and may make obtaining any necessary shareholder approvals more difficult.

Finally,  Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding  issues  pertaining to a Delaware statutory  trust.  This could benefit the DE Trust and its  shareholders by, for example,  making litigation involving the interpretation of provisions in the DE
Trust's governing instruments less likely or, if litigation should be initiated, less burdensome or expensive.  Exhibit C to this proxy statement includes a more complete  description of the advantages of the Delaware  statutory trust form of organization and the differences  between Delaware statutory trusts and Maryland corporations.

PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION

Procedures and General Consequences

Upon  completion  of the  Reorganization,  the DE Trust  and the DE  Funds  will continue the  business of the Company and each Fund with the same  corresponding
investment   goals  and   policies  as  those   existing  on  the  date  of  the
Reorganization  (including  those  approved  in  Proposals  5-7  of  this  proxy statement),  and will hold the same portfolio of securities  previously  held by the  corresponding  Fund.  Each DE Fund  will be  operated  under  substantially identical overall management, investment management, sub-advisory,  distribution and  administrative  arrangements  as those of the  corresponding  Fund.  As the successor to the  Company's  operations,  the DE Trust will adopt the  Company's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

The DE Trust was  created  solely for the  purpose  of  becoming  the  successor organization to, and carrying on the business of, the Company. To accomplish the
Reorganization,  the Delaware  Plan provides that each Fund will transfer all of
its  portfolio  securities  and  any  other  assets,   subject  to  its  related
liabilities,  to the  corresponding  DE Fund.  In exchange  for these assets and
liabilities,   the  applicable  DE  Fund  will  issue  its  own  shares  to  the corresponding Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund.  Through this  procedure,  you will receive exactly the same number and dollar amount of shares of the applicable DE Fund as you held in the corresponding Fund on the date of the Reorganization. The net asset value of each  share  of  the  applicable  DE  Fund  will  be the  same  as  that  of the corresponding Fund on the date of the Reorganization.  You will retain the right to any declared but undistributed  dividends or other  distributions  payable on the  shares of your Fund that you may have had as of the  effective  date of the
Reorganization. As soon as practicable after the date of the Reorganization, the
Company will be dissolved and will cease its existence.

The Board may terminate the Delaware Plan and abandon the  Reorganization at any time prior to the effective  date of the  Reorganization  if it determines  that proceeding with DE  Reorganization  is inadvisable and not in the best interests of Fund shareholders. If the Reorganization is not approved by shareholders of a
Fund, or if the Board abandons the Reorganization,  the Company will continue to operate  as a  Maryland  corporation.  If  the  Reorganization  is  approved  by shareholders, it is expected to be completed no later than [________________].

Investment Advisory and Sub-Advisory Agreements

As a result of the Reorganization, each Fund will be subject to a new investment management  agreement between the Trust and Adviser and sub-advisory  agreements between  the  Adviser  and  the  sub-advisers.  The  new  investment  management agreement and  sub-advisory  agreements will be  substantially  identical to the current investment  management agreement and sub-advisory  agreements (including those  approved  in  Proposal  3) between  the  Company  and the Adviser and the
Adviser and the sub-advisers, respectively.

Shareholder Servicing Agreements and Distribution Plans

The current custody agreement between PFPC Trust Company and the Company and the current transfer agent and shareholder services agreement and administration and accounting  agreement between PFPC, Inc. for the Company will be assigned to the new DE Trust.  The DE Trust will enter into a new  distribution  agreement  with
PFPC Distributors,  Inc. for distribution  services.  This new agreement will be substantially identical to the distribution agreement currently in place for the
Company.

As of  the  effective  date  of  the  Reorganization,  the DE  Trust  will  have distribution  and  shareholder  servicing plans under Rule 12b-1 of the 1940 Act relating to the distribution and shareholder  servicing of the classes of shares that are substantially  identical to the distribution and shareholder  servicing plans  currently  in  place  for the  corresponding  classes  of  shares  of the corresponding Fund of the Company.

EFFECTS OF SHAREHOLDER APPROVAL OF THE DELAWARE PLAN

Under the 1940  Act,  the  shareholders  of an  investment  company  must  elect
trustees  and  approve  the  initial   investment   management   agreement   and
sub-advisory  agreements  for a fund.  Theoretically,  if the  Delaware  Plan is approved  for the Company and the Company is  reorganized  as the DE Trust,  the shareholders  of the DE  Trust  would  need to vote on  these  items in order to comply with the 1940 Act.

In order to comply with these  requirements  and  consistent  with SEC guidance, shareholder approval of the Delaware Plan will also constitute,  for purposes of the 1940 Act,  shareholder approval of: (1) the election of the Board members of the  Company  who are in  office  on the  effective  date of the  Reorganization
(including  all Board  Nominees  approved  by  shareholders  in  Proposal  1) as trustees  of the DE  Trust;  and (2) new  investment  management  agreement  and sub-advisory agreements for the DE Trust that are substantially identical to the investment management and sub-advisory  agreements (including those sub-advisory agreements  approved by shareholders in Proposal 3 at the Meeting)  currently in place for Funds.

If the Delaware Plan is approved by the Funds'  shareholders,  then this initial shareholder  approval  for the new DE Trust  will be  arranged  by each Fund (1)
purchasing  one share of the  corresponding  DE Fund;  (2) as sole  shareholder, voting  "FOR"  the  election  of Board  members  and the  investment  management agreement and sub-advisory  agreements;  and (3) then redeeming its shares,  all prior to the completion of the Reorganization.  These actions will enable the DE
Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

CAPITALIZATION AND STRUCTURE OF THE DE TRUST

The DE Trust was  formed as a Delaware  statutory  trust on August  [__],  2007, pursuant to  Delaware  law.  The DE Trust is  authorized  to issue an  unlimited number of shares of beneficial  interest,  without par value, of the same series and classes as the Company.

As of the effective date of the Reorganization,  shares of the respective series and classes of the Company and the DE Trust will: (1) have similar  distribution and redemption  rights; (2) be fully paid and  non-assessable;  (3) have similar conversion  rights;  (4) have no preemptive  or  subscription  rights;  (5) have similar  voting and  liquidation  rights;  and (6) have one vote per share and a proportionate  fractional vote for each fractional  share.  Neither the DE Trust nor the Company  provides  for  cumulative  voting in the  election of its Board members. The DE Trust also will have the same fiscal year as the Company.

EXPENSES OF THE REORGANIZATION

Since the Reorganization will benefit the Funds and its shareholders,  the Board of the Company has authorized that the expenses incurred in the  Reorganization, including the costs  associated  with soliciting  proxies,  shall be paid by the
Funds,  whether  or not  the  Reorganization  is  approved  by  shareholders  or completed.  However,  the Board and the Adviser believe that shareholders should not  bear  any  substantial  additional  costs  due  to the  expense  limitation agreement  in place  between  the  Funds  and the  Adviser.  Under  the  expense limitation  agreement,  the  Adviser  will  assume any of the  additional  costs associated  with the  reorganization  that are above the expense  limitations in place. Any costs incurred by an individual shareholder, such as traveling to the
shareholder  meeting  or  seeking  personal  financial  advice,   would  be  the
individual shareholder's responsibility.

TAX CONSEQUENCES

The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the  Reorganization  is completed. Generally, the basis and holding period of your shares in a Fund will be the same as the basis and holding period of your shares in the  corresponding
DE Fund.  Consummation  of the  Reorganization  is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the
DE Trust and the Company, that, under the Internal Revenue Code, the exchange of assets of a Fund for the shares of a corresponding DE Fund, the transfer of such shares  to the  shareholders  of the Fund  and the  dissolution  of the  Company pursuant to the Delaware Plan will not give rise to the recognition of a gain or loss for federal  income tax  purposes  to the Funds,  the DE Funds or either of their shareholders.

EFFECT OF MY VOTING "FOR" THE DELAWARE PLAN

By voting "FOR" the Delaware  Plan, you will be agreeing to become a shareholder of a mutual fund  organized as a Delaware  statutory  trust,  with Board members
(including  those  Nominees  approved in Proposal  1),  investment  policies and
restrictions,   investment   management   agreement,   sub-advisory   agreements
(including  those  approved  at the  Meeting in Proposal  3),  distribution  and
shareholder   servicing   plans  and  other   service   arrangements   that  are
substantially identical to those currently in place for the Funds.

SHAREHOLDER APPROVAL

Proposal 2 must be approved by each Fund's shareholders,  voting separately,  by the  affirmative  vote of a  majority  of the  outstanding  shares  of each Fund entitled to vote.

If   shareholders  of  each  Fund  do  not  approve  the   Reorganization,   the
Reorganization will be abandoned.

                              THE BOARD RECOMMENDS
            A VOTE FOR PROPOSAL 2 - APPROVAL OF THE REORGANIZATION OF
                   THE COMPANY INTO A DELAWARE STATUTORY TRUST
--------------------------------------------------------------------------------

                                   PROPOSAL 3:

       TO APPROVE A NEW SUB-INVESTMENT ADVISORY AGREEMENT(S) FOR EACH FUND

   (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3(A) THROUGH 3(J))

--------------------------------------------------------------------------------

                         (Applicable Funds - All Funds)

COMMON INFORMATION FOR PROPOSALS 3(A) - 3(J)

Introduction

At the Meeting, each Fund's shareholders will be asked to approve the applicable definitive  sub-advisory  agreement (each, a "Proposed  Sub-Advisory  Agreement"
and, collectively,  the "Proposed Sub-Advisory  Agreements") between the Adviser and each new sub-adviser.  The proposed new sub-advisers  (each, a "Sub-Adviser"
and, collectively, the "Sub-Advisers") for each Fund are:

Fund                                  Proposed New Sub-Advisers

AFBA 5Star Balanced Fund              The London Company of Virginia (equity
                                           portion of the Fund's portfolio)
                                      Financial Counselors, Inc. (fixed income
                                           portion of the Fund's portfolio)

AFBA 5Star High Yield Fund            Financial Counselors, Inc.

AFBA 5Star Large Cap Fund             Marvin & Palmer Associates, Inc.

AFBA 5Star Mid Cap Value Fund         Dreman Value Management, L.L.C.

AFBA 5Star Science & Technology Fund  TrendStar Advisors, LLC

AFBA 5Star Small Cap Fund             Bjurman, Barry & Associates (approximately
                                           40% of the Fund's portfolio)
                                      TrendStar Advisors, LLC (approximately 40%
                                           of the Fund's portfolio)
                                      The London Company of Virginia
                                           (approximately 20% of the Fund's
                                           portfolio)

AFBA 5Star USA Global Fund            Marvin & Palmer Associates, Inc.

Currently,  each Sub-Adviser is serving as sub-adviser to the applicable Fund(s)
pursuant to an interim  sub-advisory  agreement  between the Sub-Adviser and the
Adviser  (each  an  "Interim   Agreement"   and,   collectively,   the  "Interim
Agreements").

The  investment  affairs of the Funds are managed by the Adviser.  Prior to July
16, 2007, the Adviser had retained Kornitzer Capital Management, Inc. ("KCM") as the sole  sub-adviser  for each of the Funds.  KCM ceased  serving as the Funds'
sole  sub-adviser  effective  July 15, 2007. At the June Meeting,  however,  the
Adviser recommended,  and the Company's Board of Directors approved,  the use of
multiple   sub-advisers  to  diversify  the  Funds'   portfolios  among  various
sub-advisers and to eliminate the risks in having a sole sub-adviser  advise all of the Funds.  Consequently,  the Adviser identified a group of new sub-advisers to advise the Funds.  At the June  Meeting,  the  Adviser  recommended,  and the
Board, including a majority of the directors who are not "interested persons" as defined in the 1940 Act ("Independent Directors"),  approved, the appointment of each new Sub-Adviser and each Interim Agreement. The Board, including a majority of the Independent Directors, also approved the Proposed Sub-Advisory Agreements for each Sub-Adviser and the submission of the Proposed Sub-Advisory  Agreements to Fund  shareholders for approval.  Following these Board approvals,  effective
July 16, 2007, the Sub-Advisers began managing the Funds' assets pursuant to the
Interim  Agreements  until  shareholders   approve  the  Proposed   Sub-Advisory
Agreements.

Material  Provisions  and  Comparison  of the Current and Proposed  Sub-Advisory
Agreements

KCM Agreement

Prior to July 16,  2007,  KCM managed  the  day-to-day  operations  of each Fund pursuant to a sub-advisory  agreement between the Adviser and KCM dated April 1,
2001 (the "KCM Agreement").  The Board of Directors most recently voted to renew the KCM  Agreement on January 31, 2007.  The KCM  Agreement was last approved by the  shareholders of each of the Balanced Fund, High Yield Fund,  Large Cap Fund and USA Global Fund at an annual meeting of shareholders  held on March 26, 2001
("2001 Annual Meeting").

The KCM Agreement was submitted and approved by the initial sole  shareholder of each of the Science & Technology  and Small Cap Funds on October [12],  2001 and
the Mid Cap  Value  Fund  on [May  1],  2002.  The KCM  Agreement  has not  been resubmitted to shareholders of the Science & Technology Fund, the Small Cap Fund
or the Mid Cap Value Fund since their  initial  approvals  because  they had not been materially amended.

Interim Agreements

Because KCM ceased serving as the Funds' sole  sub-adviser  prior to the Meeting at  which  the  Funds'  shareholders  will  vote  on the  Proposed  Sub-Advisory
Agreements,  the Board also approved the Interim  Agreements and the appointment of the Sub-Advisers on an interim basis to begin managing the Funds prior to the
Meeting.  This interim  appointment  allows for the  provision of  uninterrupted sub-advisory  services  to the  Funds  formerly  managed  by  KCM.  The  Board's appointment of the Sub-Advisers under the Interim Agreements became effective on
July 16,  2007 (the  "Interim  Effective  Date").  As  provided  in the  Interim
Agreements,  the Adviser  will,  in its capacity as  investment  manager for the
Funds,  determine  what  portion of a Fund's  assets  should be  allocated  to a particular  Sub-Adviser.  The  percentage  of a Fund's total assets that will be allocated to a particular Sub-Adviser may be modified, from time to time, in the
Adviser's sole discretion.

Each Interim Agreement between the Sub-Advisers and the Adviser is substantially the same in form and provisions to the KCM Agreement,  except for the provisions relating to term,  termination and  compensation.  Under the KCM Agreement,  KCM received  an  annual  fee of 0.33% of each  Fund's  daily  net  assets  from the
Adviser. Under the Interim Agreements, the Adviser will pay each Sub-Adviser for the costs the  Sub-Adviser's  services under the Interim  Agreements,  provided, however,  that such costs do not exceed 0.33% of the average daily net assets of the portion of the Fund that a Sub-Adviser is managing.  The Interim  Agreements will continue in effect for no greater than 150 days from the Interim  Effective
Date. The Interim  Agreements  also provide that they may be terminated:  (i) by action of the Board,  or  pursuant  to a vote of a majority  of the  outstanding voting  securities  of a Fund,  at any time,  without  payment of a penalty,  on written  notice to the applicable  Sub-Adviser(s);  (ii) by a Sub-Adviser at any time upon 60 days'  written  notice to the  Adviser and the  Company;  and (iii)
automatically  in the  event  of  its  assignment  or  upon  termination  of the management  agreement  between  the  Adviser  and  the  Company(the  "Management
Agreement").

Proposed Sub-Advisory Agreements

With the exception of the fees to be received by each  Sub-Adviser,  each of the
Proposed Sub-Advisory  Agreements is identical in form and provisions.  The fees to be  received  by each  Sub-Adviser  for  services to be provided to the Funds under the Proposed Sub-Advisory  Agreements are discussed in detail below in the discussion of each Sub-Proposal  relating to each specific Proposed Sub-Advisory
Agreement.  The form of the  Proposed  Sub-Advisory  Agreement  is  attached  as
Exhibit  D to this  Proxy  Statement.  Below  is a  comparison  of the  material provisions of the KCM Agreement and the Proposed Sub-Advisory Agreements.

Asset  Segregation.  In connection  with the new  multi-manager  approach of the
Funds, the Proposed  Sub-Advisory  Agreements  contemplate that the Adviser will retain the  responsibility to assign assets of each Fund to each Sub-Adviser and that each Sub-Adviser may manage all or a portion of a Fund's assets pursuant to the Adviser's  assignment.  The KCM Agreement did not contemplate that KCM would manage less than the entire asset pool of each Fund.

Advisory Services. Under the Proposed Sub-Advisory Agreements,  the Adviser will retain each  Sub-Adviser  as a  sub-investment  adviser for a  particular  Fund, subject to the  supervision  of the Board of  Directors  of the  Company and the
Adviser.  The services to be provided to each Fund by the Sub-Advisers under the
Proposed  Sub-Advisory  Agreements  will be  substantially  the  same  as  those previously  provided by KCM and currently provided by the Sub-Advisers under the
Interim Agreements.

Under  the KCM  Agreement,  KCM was  responsible  for the  day-to-day  portfolio management  of each Fund and  determined  from time to time the  securities  and other  investments  that were  purchased,  retained or sold with respect to each
Fund.  KCM provided  these  services in accordance  with each Fund's  investment objectives, policies and restrictions, as stated in its current prospectuses and statement of additional information (together,  the "Prospectus").  In addition, the Adviser delegated to KCM, and KCM was responsible for, voting all securities in which each Fund was invested,  without seeking  instruction from the Adviser.
The KCM Agreement  did not,  however,  contractually  require KCM to provide its services in accordance with the each Fund's investment objectives,  policies and restrictions, as stated in its current Prospectus,  although KCM had a fiduciary duty to do so. In addition,  the KCM Agreement did not contractually require KCM to take  responsibility  for  voting  all  securities  in  which  each  Fund was invested.  Each  Sub-Adviser will have the same obligations and duties under the
Proposed  Sub-Advisory  Agreements as set forth above,  but all such obligations and duties are set forth as contractual  provisions in the Proposed Sub-Advisory
Agreements.

Fees and Expenses Generally. The KCM Agreement provided that KCM would receive a set fee for its services to be payable monthly,  but did not contain  provisions regarding  which  party would be  responsible  for  expenses  incurred by KCM in connection with the services that it provided to the Funds or the ability of the
Adviser to prorate fees if the KCM Agreement was terminated  prior to the end of a month. The Proposed Sub-Advisory  Agreements provide that the Sub-Advisers are each responsible for expenses  incurred in connection with the services provided under the Proposed Sub-Advisory Agreements,  other than the costs of securities, commodities and other  investments  (including  brokerage  commissions and other transaction  charges,  if  any)  purchased  or  otherwise  acquired,  or sold or otherwise  disposed of, for a Fund.  For a comparison  of fees paid to KCM under the KCM Agreement and the Sub-Advisers under each Sub-Advisory Agreement, please see the specific Sub-Proposal(s) for your Fund(s) below.

Compliance  Policies and  Procedures  and Reports.  KCM  maintained a compliance program, including a Code of Ethics, in accordance with federal securities laws, but was not  contractually  required  to do so  under  the  KCM  Agreement.  The
Proposed Sub-Advisory  Agreements require each Sub-Adviser to provide the Funds'
Chief  Compliance  Officer with (1) the  Sub-Adviser's  compliance  policies and procedures  for  compliance;  (2)  the  Sub-Adviser's  code of  ethics;  (3) all material changes to such policies and procedures and code of ethics; (4) reports and  certifications  regarding  the  Sub-Adviser's  compliance  with its and the
Company's  compliance  policies and procedures  and code of ethics;  and (5) any material compliance matters that may have occurred, among other things.

Brokerage. The KCM Agreement, subject to the primary objective of obtaining best execution,  permitted KCM to place orders for the purchase and sale of portfolio securities and other instruments with  broker-dealers who provided brokerage and research services.  Subject to such policies and procedures adopted by the Board of Directors, under the KCM Agreement, KCM also was permitted to cause the Funds to pay a member of an  exchange,  broker or dealer an amount of  commission  for effecting a securities transaction in excess of the amount of commission another member of an exchange,  broker or dealer would have charged for  effecting  that transaction,  in such instances where KCM had determined in good faith that such amount of  commission  was  reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that  particular  transaction,  KCM's  overall  responsibilities  with respect  to a Fund or KCM's  other  advisory  clients  for which  KCM  exercised
investment   discretion.    The   Proposed   Sub-Advisory   Agreements   contain
substantially similar provisions,  with the addition that the Board of Directors of the Company may terminate  such  authorization  with respect to a Fund at any time for any reason.

In addition to the provisions above included in the KCM Agreement,  the Proposed
Sub-Advisory Agreements also provide that the Sub-Advisers may allocate purchase and sale  orders  for  portfolio  securities  to  brokers  or  dealers  that are affiliated  with  the  Adviser  or a  Sub-Adviser  or  the  Company's  principal underwriter,  if the Sub-Adviser  believes that the quality of the  transactions and the  commission  are  comparable to what they would be with other  qualified firms and provided that the transactions  would be consistent with the Company's policies and procedures regarding  affiliated  transactions and the 1940 Act and the rules and regulations thereunder.  The Proposed Sub-Advisory Agreements also provide that, consistent with a Sub-Adviser's  fiduciary obligation to the Funds and the Sub-Adviser's other clients,  the Sub-Adviser may aggregate trade orders in order to obtain the most favorable  price or lower  brokerage  commission and efficient execution, to the extent permitted by applicable laws and regulations.
The KCM Agreements did not specifically provide for such brokerage transactions, although  KCM had the  ability to utilize  such  practices  in  accordance  with applicable laws and regulations.

Standard of Care. Under the KCM Agreement,  KCM had a responsibility  to provide the services set forth in the KCM Agreement "to the best of its ability."  Under the Proposed  Sub-Advisory  Agreements,  each Sub-Adviser  would be obligated to exercise the same degree of skill, care and diligence in performing its services to the Funds as the Sub-Adviser  exercises in performing  similar  services with respect to other  fiduciary  accounts for which the  Sub-Adviser  has investment
responsibilities,   and  that  a  prudent   manager  would  exercise  under  the
circumstances.  The  standard  of care  required  in the  Proposed  Sub-Advisory
Agreements  is a  heightened  standard  of care to  protect  the Funds and their shareholders  against  potential  conflicts  of interest  in a manager  managing multiple accounts.

Limitation of Liability and Indemnification. The KCM Agreement provided that KCM would not be liable  for any error of  judgment,  mistake at law or for any loss suffered by the Adviser of the Company in  connection  with any matters to which the KCM  Agreement  related  except that nothing  would  protect KCM against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless  disregard of its obligations or duties under the KCM Agreement.  The Proposed Sub-Advisory Agreements contain identical provisions.

The KCM Agreement did not contain any  provisions to indemnify the Adviser,  the
Company or the Funds for any  liability  or expenses  that may be sustained as a result of KCM's willful  misfeasance,  bad faith,  gross  negligence or reckless disregard  of its duties  under the KCM  Agreement.  The  Proposed  Sub-Advisory
Agreements,  however,  contain  provisions  that  require  the  Sub-Advisers  to indemnify the Adviser, the Company and the Fund, and their respective affiliates and control persons,  and vice versa, for any liability and expenses,  including reasonable  attorneys'  fees,  which  may  result  from  the  Adviser's  or  the
Sub-Adviser's,  as applicable, willful misfeasance, bad faith, gross negligence, or reckless disregard for its duties under the Proposed Sub-Advisory Agreements.

Continuance.  If  shareholders  of each Fund approve the  Proposed  Sub-Advisory
Agreements,  each Proposed Sub-Advisory  Agreement will continue until two years from  the  date  of its  execution,  unless  earlier  terminated.  The  Proposed
Sub-Advisory  Agreements  may be  continued  from year to year  thereafter  by a majority  vote of the Board of Directors or by a vote of a majority of all votes attributable to the outstanding shares of a Fund, provided that, in either case, the terms and the  renewal  have been  approved by the vote of a majority of the
Independent  Directors,  cast in person at a meeting  called for the  purpose of voting on such approval. The KCM Agreement contained an identical provision.

Termination.  The KCM Agreement  provided that it automatically  terminated with the  Management  Agreement,  on 60 days'  written  notice by the  Company to the
Adviser,  without the payment of any penalty.  The KCM  Agreement  also provided that it would immediately terminate in the event of its assignment.

The Proposed Sub-Advisory Agreements may be terminated, without the payment of a penalty,  by the Adviser or by the Company (by vote of the Board of Directors or by vote of a majority of the  outstanding  voting  securities  of a Fund) at any time. A  Sub-Adviser  may terminate  the Proposed  Sub-Advisory  Agreement on 90 days'  written  notice to the Adviser and the Company,  without the payment of a penalty.  The  Proposed  Sub-Advisory  Agreement  also  provides  that  it  will terminate  automatically  in the event of its  assignment,  except  as  provided otherwise by any rule,  exemptive  order issued by the SEC, or No Action  Letter provided or pursuant to the 1940 Act, or upon the  termination of the Management
Agreement.  In addition,  the Proposed  Sub-Advisory  Agreement provides that if there is a change of control of the Sub-Adviser  that would act to terminate the
Proposed  Sub-Advisory  Agreement  and  if a vote  of  shareholders  to  approve continuation of the Proposed Sub-Advisory  Agreement is deemed by counsel to the
Company to be required,  the  Sub-Adviser  is required to assume all  reasonable costs  associated  with  soliciting  shareholders  of a Fund of the  Company  to approve the continuation of the Proposed Sub-Advisory Agreement.

Other. The Proposed  Sub-Advisory  Agreements contain  provisions  regarding the
Sub-Advisers  compliance with federal  securities laws and cooperation  with any regulatory  or  compliance  examinations  or  inspections;  notice  requirements regarding changes in the investment  strategies of the Funds,  portfolio manager changes or potential  litigation,  administrative or investigative  proceedings;
the providing of certain  information  to the Company upon request;  and certain representations  and warranties of the Sub-Adviser and the Adviser. In addition, the Sub-Advisory  Agreements contain  provisions  regarding the governing law of the  contracts,  severability  provisions  and other  provisions  to clarify the
Proposed  Sub-Advisory  Agreements.  The  KCM  Agreement  did not  contain  such provisions.  These  provisions were included in the  Sub-Advisory  Agreements to clarify and modernize the  contractual  provisions to prevent  misinterpretation and unintentional breach of the Proposed Sub-Advisory Agreements.

Required Vote

Approval of Proposals 3(a) - 3(j) by each Fund's  shareholders  will require the affirmative vote of a majority of outstanding  shares of such Fund, as that term is defined in the 1940 Act.  Under the 1940 Act,  the vote of a "majority of the outstanding  shares" means the vote of (1) 67% or more of the voting  securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding  shares are present or represented by proxy, or (2) more than 50% of the outstanding  voting  securities  entitled to vote on the Proposal, whichever is less.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF PROPOSALS 3(A) - 3(J)

SUB-PROPOSAL 3(A):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND THE  LONDON  COMPANY  OF  VIRGINIA  FOR THE  AFBA  5STAR
                    BALANCED FUND  (APPLICABLE  FUND - AFBA 5STAR  BALANCED FUND
                    ONLY)

The  investment  affairs of the Balanced  Fund are managed by the  Adviser.  The
Adviser has currently  divided the Balanced Fund's portfolio into two segments -
the equity  segment  and the fixed  income  segment.  From the  Balanced  Fund's inception until July 15, 2007,  these segments were managed jointly by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Balanced
Fund effective on July 15, 2007. In connection  with the change in  sub-advisers and the Adviser's belief that the Balanced Fund's  performance would be enhanced by the  introduction  of separate  sub-advisers  for the equity and fixed income segments of the Balanced Fund's portfolio,  the Adviser chose The London Company of Virginia  ("London  Company")  to manage the equity  segment of the  Balanced
Fund's portfolio. (The Adviser also chose Financial Counselors,  Inc. ("FCI") to manage the fixed income segment of the Balanced Fund,  which is discussed  under
Proposal 3(b) below).

The choice of the London  Company to manage the equity  segment of the  Balanced
Fund's  portfolio  followed an extensive  search and rigorous  quantitative  and qualitative  screening  process by the Adviser.  Each potential  sub-adviser was reviewed to, among other things,  assess that  sub-adviser's  investment  style, philosophy and process, the sub-adviser's long-term and short-term risk-adjusted
performance  in  the  specific  style  of  the  Fund,  the   qualifications  and
suitability of the people making investment  decisions,  and the  organizational
structure  of  the  sub-adviser,   including  the  resources  dedicated  to  the
management of portfolios with an investment  objective and strategies similar to the equity  segment of the  Balanced  Fund.  The  Adviser  also  considered  the marketability,  compensation  philosophy and client management and communication skills of each potential sub-adviser in making its determination.  In making its final  decision,  the Adviser  conducted  due  diligence  to seek to ensure that
London  Company is  financially  sound and  otherwise  stable;  has  capable and experienced employees in key positions;  has good financial controls;  and has a satisfactory  compliance  program.  As a result of this selection  process,  the
Adviser  identified  London Company as its choice for  co-managing  the Balanced
Fund.

General Information about the Sub-Adviser

The London  Company  was  founded by Stephen M.  Goddard,  CFA in 1994 and is an investment  adviser  registered  under the  Investment  Advisers Act of 1940, as amended (the "Advisers Act").  The London Company's  headquarters are located at
1801 Bayberry  Court,  Suite 301,  Richmond,  VA 23226. As of June 30, 2007, the
London Company had total assets under management of approximately  $642 million.
London Company is currently  wholly owned by Mr. Goddard.  The London Company is not affiliated with the Adviser.

Set forth below is a listing of the principal  executive  officers and directors of the London  Company.  The positions of the principal  executive  officers and directors of the London Company  constitute  their  principal  occupations.  The business address of each person listed below is the same as the London Company's business address.

Name                  Title/Position
Stephen M. Goddard    President, Chief Investment Officer, Managing
                      Director and Owner
James T. Moody        Director of Research and Portfolio Manager
Louise Mary Swartz    Chief Compliance Officer and Marketing and Client Services
                      Administrator

The  London  Company  currently  does not  manage  assets  of  other  registered investment  companies that have an investment  objective and strategy similar to that of the equity segment of the Balanced Fund.

None of the officers or Directors of the Balanced  Fund is an officer,  director or shareholder of the London Company, nor do any of the officers or Directors of the Balanced  Fund have any direct or indirect  material  interest in the London
Company.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the Balanced Fund of 0.80% based on its average  daily net assets.  The terms  of the  Management  Agreement  are not  affected  by this  Proposal.  The
Balanced Fund does not bear any  responsibility  for the payment of sub-advisory fees because the  sub-advisory  fees are paid directly by the Adviser out of the fees it receives under the Management Agreement.  Therefore, the approval of the
Proposed  Sub-Advisory  Agreement  with the London  Company  with respect to the
Balanced Fund will not affect the overall investment advisory fee payable by the
Balanced Fund to the Adviser.  The annual rate of  sub-advisory  fees payable to the London Company by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33%  based on the  average  daily  net  assets of the  segment  of the Fund managed  by the  London  Company.  This fee  rate is the same fee rate  that was received by KCM under the KCM Agreement.

The Adviser  received  $526,878 in net aggregate  fees (less fee  reductions and expense  reimbursements)  from the Balanced Fund for its services to the Fund as its investment  manager for the fiscal year ended March 31, 2007. For the fiscal year ended March 31, 2007, KCM received  $278,728 for its sub-advisory  services provided  to the  Balanced  Fund from the  Adviser  out of the fees the  Adviser received from the Balanced Fund under the Management Agreement. Had the Proposed
Sub-Advisory  Agreement  been in effect  during the fiscal  year ended March 31,
2007,  London  Company  would  have  received  $[______]  for  its  services  as
sub-adviser  to  the  equity   segment  of  the  Balanced   Fund.   Taking  into
consideration  the fees FCI would  have  received  as  sub-adviser  to the fixed income segment of the Balanced Fund,  together  London  Company's and FCI's fees would have been  approximately  [____]% less than the fee received by KCM during that fiscal year under the KCM Agreement. See Proposal 3(b) for more information regarding fees to be paid to FCI for its services to the Balanced Fund.

Board   Considerations  in  determining  to  recommend  the  London  Company  as sub-adviser to the Balanced Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed above,  the Adviser  described its rationale for moving the Funds to a multiple sub-adviser  approach.  The Adviser explained that the London Company's income/equity  strategy,  which it uses to manage the portfolios of its separate account  clients and which is similar to the strategy  used to manage the equity segment  of the  Balanced  Fund,  had  demonstrated  a  disciplined  and  proven investment process that had generated strong risk-adjusted returns over the past three and five year  periods.  The Adviser  believed  that the London  Company's income/equity strategy could deliver upside return with less volatility.

The Adviser  explained  that, as provided in the Interim  Agreement and Proposed
Sub-Advisory  Agreement,  the Adviser, in its capacity as investment manager for the  Balanced  Fund,  will  assign the equity  segment  of the  Balanced  Fund's portfolio to the London Company.  However, the percentage of the Balanced Fund's total assets that may be allocated to the London  Company may be modified,  from time to time, in the Adviser's sole discretion.

As previously  discussed,  the Adviser recommended that the London Company begin providing  sub-advisory  services  to  the  Balanced  Fund  prior  to  obtaining shareholder  approval of the  Proposed  Sub-Advisory  Agreement.  Following  the
Adviser's  presentation at the June Meeting, as permitted by applicable law, the
Board, including a majority of the Independent  Directors,  approved the Interim
Agreement  to permit  the London  Company  to manage  the equity  segment of the
Fund's assets. In addition, the Adviser recommended, and the Board of Directors, including  a majority  of the  Independent  Directors,  approved,  the  Proposed
Sub-Advisory  Agreement  between  the  Adviser  and the London  Company  and the submission  of  the  Proposed  Sub-Advisory  Agreement  to  shareholders  of the
Balanced Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement  with London  Company for its services to the Balanced Fund, the Board received and reviewed a variety of  information  from the Adviser and the London
Company,  including  information relating to: (1) the nature, extent and quality of services to be provided to the Balanced Fund by the London Company;  (2) fees and  performance  of  accounts  managed  by  the  London  Company  with  similar investment  mandates to the equity  segment of the  Balanced  Fund;  and (3) the level of the sub-advisory  fees that would be paid to the London Company for its services to the Balanced Fund.

The Board first considered the nature,  extent and quality of the services to be provided  by the  London  Company.  The  Board  considered  the  quality  of the portfolio  management services to be provided to the Balanced Fund, based on the information given to the Board; the experience of the London Company's portfolio management team; the quality of its reputation; and its operations and financial strength.  The Board further considered the London Company's  expertise with and performance record of its other clients with similar investment  mandates as the equity segment of the Balanced Fund. The Directors took into consideration,  and were  satisfied  with,  the  qualifications,  expertise and  performance  of the management  team that  would be  responsible  for the  management  of the equity segment  of the  Balanced  Fund.  Based  on  the  totality  of  the  information considered,  the Board  concluded  that the London  Company  had the  ability to provide sub-advisory services to the Balanced Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreement  by the  Adviser  with  respect to the London  Company's services  to the  Balanced  Fund.  The Board  considered  that under the Interim
Agreement,  the London Company's fee would not exceed 0.33% of the average daily net assets of the equity segment of the Balanced Fund. The Board then considered that  the  compensation  payable  to  the  London  Company  under  the  Proposed
Sub-Advisory  Agreement is identical to the compensation  previously provided to
KCM under the KCM Agreement.  The Board then considered the additional  services the Adviser would be providing to the Fund in  connection  with  allocating  the
Fund's assets between the Sub-Advisers  and monitoring and supervising  multiple
Sub-Advisers,  instead of just one. The Board also  considered the  sub-advisory fees as  compared  other  similar  accounts  managed by the London  Company  and concluded  that the fees that the London  Company would receive for its services to the Balanced Fund were below the fees charged by the London  Company for like accounts.  With respect to the possibility of realizing  economies of scale with respect to the Balanced  Fund,  the Board noted that the fee schedule to be paid by the Adviser to the London  Company for its  services was less than the lowest fee schedule that the London  Company  offered to its other clients and that the fee is already discounted to less than the lowest breakpoint available.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to the London  Company as a result of its  relationship  with the Balanced Fund;
such as the  research  services  available  to the London  Company  through soft dollar  brokerage  commissions.  The Board noted that there did not appear to be any other  significant  benefits in this regard.  With respect to profitability, the  Directors  took into  account  the  Adviser's  on-going  monitoring  of the appropriateness  and  competitiveness of the sub-advisory fee and fee structure, as well as the fact that the sub-advisory fee rate charged by the London Company reflects  the  lowest  available  fee  schedule  from  London  Company  for like accounts.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the nature, extent and quality of services to be provided by the
London Company,  the Board concluded that the level of fees to be paid to London
Company is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Balanced Fund and its shareholders.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3A - THE APPROVAL OF A
         NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND THE LONDON
               COMPANY FOR THE EQUITY SEGMENT OF THE BALANCED FUND

SUB-PROPOSAL 3(B):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND FINANCIAL  COUNSELORS,  INC. FOR THE AFBA 5STAR BALANCED
                    FUND (APPLICABLE FUND - AFBA 5STAR BALANCED FUND ONLY)

The  investment  affairs of the Balanced  Fund are managed by the  Adviser.  The
Adviser has currently  divided the Balanced Fund's portfolio into two segments -
the equity  segment  and the fixed  income  segment.  From the  Balanced  Fund's inception until July 15, 2007,  these segments were managed jointly by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Balanced
Fund effective on July 15, 2007. In connection  with the change in  sub-advisers and the Adviser's belief that the Balanced Fund's  performance would be enhanced by the  introduction  of separate  sub-advisers  for the equity and fixed income
segments  of  the  Balanced  Fund's  portfolio,   the  Adviser  chose  Financial
Counselors,  Inc.  ("FCI") to manage the  fixed-income  segment of the  Balanced
Fund's  portfolio.  (The  Adviser  also chose The London  Company of Virginia to manage the  equity  segment  of the  Balanced  Fund,  which is  discussed  under
Proposal 3(a) above).

The choice of FCI to manage the  fixed-income  segment  of the  Balanced  Fund's portfolio followed an extensive search and rigorous quantitative and qualitative screening  process by the Adviser.  Each potential  sub-adviser was reviewed to, among other things, assess that sub-adviser's  investment style,  philosophy and process, the sub-adviser's long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people
making  investment   decisions,   and  the   organizational   structure  of  the
sub-adviser,  including the resources  dedicated to the management of portfolios with an investment  objective and strategies similar to the fixed-income segment
of  the  Balanced   Fund.  The  Adviser  also   considered  the   marketability,
compensation  philosophy and client management and communication  skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser  conducted due  diligence to seek to ensure that FCI is  financially sound and  otherwise  stable;  has  capable  and  experienced  employees  in key positions;  has  good  financial  controls;  and has a  satisfactory  compliance program.  As a result of this selection  process,  the Adviser identified FCI as its choice for co-managing the Balanced Fund.

General Information about the Sub-Adviser

FCI was  originally  founded in 1966 as an investment  advisory  firm, and is an investment  adviser  registered  under the Advisers Act. FCI's  headquarters are located at 442 West 47th Street, Kansas City, MO 64112. As of June 30, 2007, FCI
had total assets under management of  approximately  $3 billion.  FCI's ultimate parent company is MTC Holding Corporation, which is majority owned by Bradley A.
Bergman,  a  Director  of FCI and the  President  and  Director  of MTC  Holding
Corporation.  MTC Holding Corporation's headquarters are located at 5901 College
Boulevard,  Suite 100,  Overland Park,  Kansas 66211. FCI is not affiliated with the Adviser.

Set forth below is a listing of the principal  executive  officers and directors of FCI.  Unless  otherwise  noted,  the  positions  of the  principal  executive officers and  directors  of FCI  constitute  their  principal  occupations.  The business  address  of each  person  listed  below is the same as FCI's  business address.

Name                      Title/Position
Robert T. Hunter          Director, President and Chief Executive Officer
Graham T. Hunt            Director and Chairman of the Board
Bryant P. Barnes          Director, Vice Chairman of the Board and Treasurer
Peter G. Greig            Director and Senior Vice President
George E. Winters         Director and Vice President
Bradley A. Bergman        Director, President Midwest Trust Company
Alfred C. Hagemann        Director, Private Investor
Mark S. Allison           Executive Vice President
David B. Anderson         Senior Vice President
Stuart C. Berkley         Senior Vice President
Gary B. Cloud             Senior Vice President
William M. Courtney       Senior Vice President
Paul A. McClain           Senior Vice President
Brian E. Perott           Senior Vice President
Val F. Schaff             Senior Vice President
Amy L. Schaff             Vice President and Chief Compliance Officer

FCI currently manages the assets of one other registered investment company that has an  investment  objective  and strategy  similar to that of the proposed new strategy of fixed income  segment of the  Balanced  Fund (see below and Proposal
6(a) for more information on this strategy).  Information regarding that fund is below:

                    Assets (as of
Name:               June 30, 2007):     Advisory Fee       Waiver/Reimbursement:
FCI Bond Fund       $13.8 million       0.40% of average   0.80%*
                                        daily net assets

* FCI has agreed to waive its advisory fees and/or  reimburse  other expenses in order to limit the fund's total annual operating expenses to 0.80% of the fund's daily average net assets.

None of the officers or Directors of the Balanced  Fund is an officer,  director or  shareholder  of FCI, nor do any of the officers or Directors of the Balanced
Fund have any direct or indirect material interest in FCI.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the Balanced Fund of 0.80% based on its average  daily net assets.  The terms  of the  Management  Agreement  are not  affected  by this  Proposal.  The
Balanced Fund does not bear any  responsibility  for the payment of sub-advisory fees  because the  sub-advisory  fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed
Sub-Advisory  Agreement  with FCI with  respect  to the  Balanced  Fund will not affect the overall  investment  advisory fee payable by the Balanced Fund to the
Adviser.  The annual  rate of  sub-advisory  fees  payable to FCI by the Adviser under the  Proposed  Sub-Advisory  Agreement  will be 0.27% based on the average daily net assets of the fixed income  segment of the Fund  managed by FCI.  This fee rate is less  than  the fee rate  that was  received  by KCM  under  the KCM
Agreement.

The Adviser  received  $526,878 in net aggregate  fees (less fee  reductions and expense  reimbursements)  from the Balanced Fund for its services to the Fund as its investment  manager for the fiscal year ended March 31, 2007. For the fiscal year ended March 31, 2007, KCM received  $278,728 for its sub-advisory  services provided  to the  Balanced  Fund from the  Adviser  out of the fees the  Adviser received from the Balanced Fund under the Management Agreement. Had the Proposed
Sub-Advisory  Agreement  been in effect  during the fiscal  year ended March 31,
2007, FCI would have received $[________] for its services as sub-adviser to the fixed income segment of the Balanced Fund.  Taking into  consideration  the fees the London  Company would have received as  sub-adviser to the equity segment of the Balanced Fund,  together FCI's and the London Company's fees would have been approximately  [____]% less than what KCM received during that fiscal year under the KCM Agreement.  See Proposal 3(a) for more information  regarding fees to be paid to the London Company for its services to the Balanced Fund.

Board  Considerations  in  determining  to recommend FCI as  sub-adviser  to the
Balanced Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed above,  the Adviser  described its rationale for moving the Funds to a multiple  sub-adviser  approach.  The Adviser explained that FCI's management of institutional accounts using FCI's core fixed income strategy had demonstrated a
disciplined   and  proven   investment   process  that  had   generated   strong
risk-adjusted  returns over the past one, five and ten year periods. The Adviser explained that FCI's core fixed income strategy is an investment  grade strategy rather than the Balanced  Fund's current high yield strategy with respect to the fixed income portion of the Balanced  Fund's assets and noted that,  while FCI's core fixed income strategy is generally more conservative than the current fixed income  segment of the Balanced  Fund, it had delivered  upside return with less volatility.  The Board noted that it had  approved a change in the Fund's  fixed income  strategy  from a high yield to a core  fixed  income  strategy,  pending shareholder approval.

The Adviser  explained  that, as provided in the Interim  Agreement and Proposed
Sub-Advisory Agreement,  the Adviser will, in its capacity as investment manager for the  Balanced  Fund,  assign the fixed  income  segment of  Balanced  Fund's portfolio to FCI. The percentage of the Balanced Fund's total assets that may be allocated  to FCI may be  modified,  from time to time,  in the  Adviser's  sole discretion.

As  previously  discussed,  the  Adviser  recommended  that FCI begin  providing sub-advisory  services  to the  Balanced  Fund  prior to  obtaining  shareholder approval  of  the  Proposed  Sub-Advisory  Agreement.  Following  the  Adviser's
presentation  at the June Meeting,  as permitted by  applicable  law, the Board, including  a  majority  of  the  Independent  Directors,  approved  the  Interim
Agreement to permit FCI to manage the fixed income segment of the Fund's assets.
In addition,  the Adviser recommended,  and the Board of Directors,  including a majority of the  Independent  Directors,  approved,  the  Proposed  Sub-Advisory
Agreement  between  the  Adviser  and  FCI and the  submission  of the  Proposed
Sub-Advisory Agreement to shareholders of the Balanced Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement with FCI for its services to the Balanced Fund, the Board received and
reviewed  a  variety  of  information  from  the  Adviser  and  FCI,   including
information  relating  to: (1) the nature,  extent and quality of services to be provided  to the  Balanced  Fund by FCI;  (2) fees and  performance  of accounts managed by FCI with similar  investment  mandates to the fixed income segment of the Balanced Fund; and (3) the level of the sub-advisory fees that would be paid to FCI for its services to the Balanced Fund.

The Board first considered the nature,  extent and quality of the services to be provided by FCI. The Board  considered  the quality of the portfolio  management services to be provided to the Balanced Fund, based on the information  given to the Board;  the experience of FCI's  portfolio  management  team; the quality of
FCI's  reputation;  and the operations and financial  strength of FCI. The Board further  considered  FCI's  expertise with and  performance  record of its other clients with  similar  investment  mandates as the fixed  income  segment of the
Balanced Fund. The Directors took into consideration and were satisfied with the qualifications,  expertise and  performance of the management team that would be responsible for the management of the fixed income segment of the Balanced Fund.
Based on the totality of the  information  considered,  the Board concluded that
FCI had the ability to provide sub-advisory services to the Balanced Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreement  by the Adviser  with  respect to FCI's  services to the
Balanced Fund. The Board  considered that under the Interim  Agreement,  FCI fee would not  exceed  0.33% of the  average  daily net  assets of the fixed  income segment of the Balanced Fund. The Board then  considered  that the  compensation payable  to FCI  under  the  Proposed  Sub-Advisory  Agreement  is less than the compensation previously provided to KCM under the KCM Agreement.  The Board then considered the additional services the Adviser would be providing to the Fund in connection  with  allocating  the Fund's  assets  between the  Sub-Advisers  and monitoring and supervising multiple Sub-Advisers, instead of just one. The Board then considered the sub-advisory fees as compared other similar accounts managed by FCI and  concluded  that the fees that FCI would  receive for its services to the  Balanced  Fund were below the fees  charged by FCI for  another  investment company managed by FCI with a similar  investment  mandate.  With respect to the possibility  of realizing  economies of scale with respect to the Balanced Fund, the Board  noted that the fee  schedule to be paid by the Adviser to FCI for its services  was less than the lowest fee  schedule  that FCI  offered to the other investment company that it manages.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to FCI as a result  of its  relationship  with the  Balanced  Fund;  such as the research  services  available to FCI through soft dollar brokerage  commissions.
The Board noted that there did not appear to be any other  significant  benefits in this regard.  With respect to profitability,  the Directors took into account the Adviser's on-going  monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the  nature,  extent and  quality of  services to be provided by
FCI, the Board concluded that the level of fees to be paid to FCI is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Balanced Fund and its shareholders.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(B) - THE APPROVAL OF A NEW
             SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FCI FOR
                  THE FIXED INCOME SEGMENT OF THE BALANCED FUND

SUB-PROPOSAL 3(C):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND FINANCIAL COUNSELORS, INC. FOR THE AFBA 5STAR HIGH YIELD
                    FUND (APPLICABLE FUND - AFBA 5STAR HIGH YIELD FUND ONLY)

The investment  affairs of the High Yield Fund are managed by the Adviser.  From the High Yield Fund's inception until July 15, 2007, these segments were managed by KCM using its proprietary investment  strategies,  subject to the supervision of the Adviser and the oversight of the Board.  KCM ceased acting as sub-adviser of the High Yield Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser's belief that the High Yield Fund's  performance would be enhanced by the  introduction of a new  sub-adviser,  the Adviser chose
Financial Counselors, Inc. ("FCI") to manage the High Yield Fund.

The choice of FCI to replace KCM with respect to the High Yield Fund's portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser.  Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser's  investment style, philosophy and process, the sub-adviser's long-term and short-term risk-adjusted performance in the specific style of the Fund,  the  qualifications  and  suitability  of the people  making investment  decisions,  and the  organizational  structure  of the  sub-adviser, including  the  resources  dedicated to the  management  of  portfolios  with an investment objective and strategies similar to the High Yield Fund. In addition, the Adviser  considered the  marketability,  compensation  philosophy and client management and communication skills of each potential  sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure  that FCI is  financially  sound  and  otherwise  stable;  has capable and experienced employees in key positions; has good financial controls;
and has a  satisfactory  compliance  program.  As a  result  of  this  selection process,  the Adviser  identified  FCI as its choice for managing the High Yield
Fund.

General Information about the Sub-Adviser

Please see Sub-Proposal  3(b) above for information  about FCI and its principal executive officers and directors.

FCI currently manages the assets of one other registered investment company that has an investment objective and strategy similar to the proposed new strategy of the High Yield Fund.  See Proposal 6(a) for more  information  on this strategy.
Information regarding that fund is below:

                 Assets (as of
Name:            June 30, 2007):      Advisory Fee       Waiver/Reimbursement:
FCI Bond Fund    $13.8 million        0.40% of average   0.80%*
                                      daily net assets

* FCI has agreed to waive its advisory fees and/or  reimburse  other expenses in order to limit the fund's total annual operating expenses to 0.80% of the fund's daily average net assets.

None of the officers or Directors of the High Yield Fund is an officer, director or shareholder of FCI, nor do any of the officers or Directors of the High Yield
Fund have any direct or indirect material interest in FCI.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the High Yield Fund of 0.80% based on its average daily net assets. The terms of the Management  Agreement are not affected by this  Proposal.  The High
Yield Fund does not bear any responsibility for the payment of sub-advisory fees because  the  sub-advisory  fees  are  paid by the  Adviser  out of the  fees it receives under the Management Agreement. Therefore, the approval of the Proposed
Sub-Advisory  Agreement  with FCI for the High  Yield  Fund will not  affect the overall  investment  advisory fee payable by the High Yield Fund to the Adviser.
The annual rate of  sub-advisory  fees  payable to FCI by the Adviser  under the
Proposed  Sub-Advisory  Agreement  will be 0.27% based on the average  daily net assets of the High Yield Fund.  This fee rate is less than the fee rate that was received by KCM under the KCM Agreement.

The Adviser  received  $36,796 in net aggregate  fees (less fee  reductions  and expense reimbursements) from the High Yield Fund for its services to the Fund as its investment  manager for the fiscal year ended March 31, 2007. For the fiscal year ended March 31, 2007, KCM received  $74,920 for its  sub-advisory  services provided  to the High Yield Fund from the  Adviser  out of the fees the  Adviser received  from the High  Yield  Fund  under the  Management  Agreement.  Had the
Proposed  Sub-Advisory  Agreement  been in effect  during the fiscal  year ended
March  31,  2007,  FCI would  have  received  $[________]  for its  services  as sub-adviser  to the High Yield  Fund.  FCI's fees would have been  approximately
[____]%  less than what KCM  received  during  that  fiscal  year  under the KCM
Agreement.

Board  Considerations in determining to recommend FCI as sub-adviser to the High
Yield Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed  above,  the Adviser  described  its  rationale for moving the Funds a multiple  sub-adviser  approach.  The Adviser explained that FCI's management of institutional accounts using FCI's core fixed income strategy had demonstrated a disciplined  and proven  investment  process  that had  generated  strong,  risk adjusted  returns  over the past one,  five and ten year  periods.  The  Adviser explained that FCI's core fixed income strategy is an investment  grade strategy rather than the High Yield Fund's  current  high yield  strategy and noted that, while FCI's core fixed income strategy is generally more  conservative  than the current High Yield Fund,  it had delivered  upside return with less  volatility.
The Board noted that it had approved a change in strategy of the High Yield Fund from a high yield to a core fixed income strategy, pending shareholder approval.

As  previously  discussed,  the  Adviser  recommended  that FCI begin  providing sub-advisory  services  to the  Balanced  Fund  prior to  obtaining  shareholder approval  of  the  Proposed  Sub-Advisory  Agreement.  Following  the  Adviser's
presentation  at the June Meeting,  as permitted by  applicable  law, the Board, including  a  majority  of  the  Independent  Directors,  approved  the  Interim
Agreement to permit FCI to manage the equity  segment of the Fund's  assets.  In addition,  the  Adviser  recommended,  and the Board of  Directors,  including a majority of the  Independent  Directors,  approved,  the  Proposed  Sub-Advisory
Agreement  between  the  Adviser  and  FCI and the  submission  of the  Proposed
Sub-Advisory Agreement to shareholders of the Balanced Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement  with FCI for its services to the High Yield Fund,  the Board received and  reviewed a variety  of  information  from the  Adviser  and FCI,  including information  relating  to: (1) the nature,  extent and quality of services to be provided  to the High Yield Fund by FCI;  (2) fees and  performance  of accounts managed by FCI with similar investment  mandates to the High Yield Fund; and (3)
the level of the sub-advisory fees that would be paid to FCI for its services to the Balanced Fund.

The Board first considered the nature,  extent and quality of the services to be provided by FCI. The Board  considered  the quality of the portfolio  management services to be provided to the High Yield Fund,  based on the information  given to the Board; the experience of FCI's portfolio  management team; the quality of
FCI's  reputation;  and the operations and financial  strength of FCI. The Board further  considered  FCI's  expertise with and  performance  record of its other clients with similar  investment  mandates as the High Yield Fund. The Directors took into  consideration and were satisfied with the  qualifications,  expertise and  performance  of the  management  team  that  would be  responsible  for the management  of the High Yield Fund.  Based on the  totality  of the  information considered, the Board concluded that FCI had the ability to provide sub-advisory services to the High Yield Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory Agreement by the Adviser with respect to FCI's services to the High
Yield Fund. The Board  considered  that under the Interim  Agreement,  FCI's fee would not exceed  0.33% of the average  daily net assets of the High Yield Fund.
The  Board  then  considered  that the  compensation  payable  to FCI  under the
Proposed  Sub-Advisory  Agreement  is  less  than  the  compensation  previously provided  to KCM  under  the  KCM  Agreement.  The  Board  then  considered  the additional  services the Adviser  would be  providing to the Fund in  connection with  monitoring  and  supervising  multiple  sub-advisers  throughout  the Fund complex instead of just one. The Board then considered the sub-advisory  fees as compared other similar  accounts managed by FCI and concluded that the fees that
FCI would  receive  for its  services to the High Yield Fund were below the fees charged  by FCI for  another  investment  company  managed by FCI with a similar investment  mandate.  With respect to the possibility of realizing  economies of scale with respect to the High Yield Fund, the Board noted that the fee schedule to be paid by the Adviser to FCI for its  services  was less than the lowest fee schedule that FCI offered to the other investment company that it manages.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to FCI as a result of its  relationship  with the High Yield  Fund;  such as the research  services  available to FCI through soft dollar brokerage  commissions.
The Board noted that there did not appear to be any other  significant  benefits in this regard.  With respect to profitability,  the Directors took into account the Adviser's on-going  monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the  nature,  extent and  quality of  services to be provided by
FCI, the Board concluded that the level of fees to be paid to FCI is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the High Yield Fund and its shareholders.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(C) - THE APPROVAL OF A NEW
             SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FCI FOR
                               THE HIGH YIELD FUND

SUB-PROPOSAL 3(D):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND  MARVIN & PALMER  ASSOCIATES,  INC.  FOR THE AFBA  5STAR
                    LARGE CAP FUND  (APPLICABLE FUND - AFBA 5STAR LARGE CAP FUND
                    ONLY)

The  investment  affairs of the Large Cap Fund are managed by the Adviser.  From the Large Cap Fund's  inception until July 15, 2007, these segments were managed by KCM using its proprietary investment  strategies,  subject to the supervision of the Adviser and the oversight of the Board.  KCM ceased acting as sub-adviser of the Large Cap Fund effective on July 15, 2007. In connection  with the change in sub-advisers and the Adviser's  belief that the Large Cap Fund's  performance would be enhanced by the  introduction of a new  sub-adviser,  the Adviser chose
Marvin & Palmer  Associates,  Inc.  ("M&P") to replace  KCM with  respect to the
Large Cap Fund's portfolio.

The choice of M&P to replace KCM with respect to the Large Cap Fund's  portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser.  Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser's  investment style, philosophy and process, the sub-adviser's long-term and short-term risk-adjusted performance in the specific style of the Fund,  the  qualifications  and  suitability  of the people  making investment  decisions,  and the  organizational  structure  of the  sub-adviser, including  the  resources  dedicated to the  management  of  portfolios  with an investment  objective and strategies similar to the Large Cap Fund. In addition, the Adviser  considered the  marketability,  compensation  philosophy and client management and communication skills of each potential  sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure  that M&P is  financially  sound  and  otherwise  stable;  has capable and experienced employees in key positions; has good financial controls;
and has a  satisfactory  compliance  program.  As a  result  of  this  selection process,  the Adviser  identified  M&P as its choice for  managing the Large Cap
Fund.

General Information about the Sub-Adviser

M&P was originally  founded by David Marvin and Stanley Palmer in 1986 as global growth equity specialist  investment advisory firm, and is an investment adviser registered  under the Advisers Act.  M&P's  headquarters  are located at 1201 N.
Market Street, Suite 2300, Wilmington,  DE 19801-1165.  As of June 30, 2007, M&P
had total  assets  under  management  of  approximately  $10.6  billion.  M&P is approximately  95% owned by its  employees,  including  Mr.  Marvin.  M&P is not affiliated with the Adviser.

Set forth below is a listing of the principal  executive  officers and directors of M&P.  Unless  otherwise  noted,  the  positions  of the  principal  executive officers and  directors  of M&P  constitute  their  principal  occupations.  The business  address  of each  person  listed  below is the same as M&P's  business address.

Name                             Title/Position
David F. Marvin                  Director, Chairman of the Board
                                 and Chief Executive Officer
Stanley Palmer                   Director and President
Karen T. Buckley                 Director and Chief Financial Officer
The Rt. Hon. Lord Moore, P.C.    Director (Retired)
The Hon. Charles J. Pilliod, Jr. Director (Retired)
Madelyn B. Smith                 Director (Retired)
Gilbert Hahn                     General Counsel and Chief Compliance Officer

M&P currently manages the assets of one other registered investment company that has an investment  objective and strategy similar to that of the Large Cap Fund.
Information regarding that fund is below:

                        Assets (as of
Name:                   June 30, 2007):   Advisory Fee         Waiver/Reimbursement:
Marvin & Palmer Large   N/A*              0.65% of average     0.80%**
Cap Growth Fund                           daily net assets

*    The Fund had not commenced operations until July 27, 2007.

**   M&P  contractually  agreed  to waive  its  advisory  fee  and/or  reimburse expenses in order to limit the fund's  total annual  operating  expenses to
     0.80% of the fund's daily average net assets.

None of the officers or Directors of the Large Cap Fund is an officer,  director or  shareholder of M&P, nor do any of the officers or Directors of the Large Cap
Fund have any direct or indirect material interest in M&P.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the Large Cap Fund of 0.80% based on its average daily net assets.  The terms of the Management  Agreement are not affected by this Proposal.  The Large
Cap Fund does not bear any  responsibility  for the payment of sub-advisory fees because  the  sub-advisory  fees  are  paid by the  Adviser  out of the  fees it receives under the Management Agreement. Therefore, the approval of the Proposed
Sub-Advisory  Agreement  for the  Large Cap Fund  with M&P will not  affect  the overall  investment  advisory  fee payable by the Large Cap Fund to the Adviser.
The annual rate of  sub-advisory  fees  payable to M&P by the Adviser  under the
Proposed  Sub-Advisory  Agreement  will be 0.33% based on the average  daily net assets of the Fund.  This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determining to recommend M&P as sub-adviser to the Large
Cap Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed above,  the Adviser  described its rationale for moving the Funds to a multiple  sub-adviser  approach.  The Adviser explained that M&P's management of separate accounts,  institutional  accounts and commingled  accounts using M&P's large cap growth strategy had  demonstrated a disciplined and proven  investment process that had generated strong returns over the past three, five and ten year periods.  The Adviser  explained that M&P's large cap growth strategy is similar to the Large Cap Fund's investment strategies.

As  previously  discussed,  the  Adviser  recommended  that M&P begin  providing sub-advisory  services  to the Large  Cap Fund  prior to  obtaining  shareholder approval  of  the  Proposed  Sub-Advisory  Agreement.  Following  the  Adviser's
presentation  at the June Meeting,  as permitted by  applicable  law, the Board, including  a  majority  of  the  Independent  Directors,  approved  the  Interim
Agreement to permit M&P to manage the Large Cap Fund's assets. In addition,  the
Adviser  recommended,  and the Board of  Directors,  including a majority of the
Independent Directors, approved, the Proposed Sub-Advisory Agreement between the
Adviser and M&P and the  submission  of the Proposed  Sub-Advisory  Agreement to shareholders of the Large Cap Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement  with M&P for its services to the Large Cap Fund,  the Board  received and  reviewed a variety  of  information  from the  Adviser  and M&P,  including information  relating  to: (1) the nature,  extent and quality of services to be provided  to the Large Cap Fund by M&P;  (2) fees and  performance  of  accounts managed by M&P with similar  investment  mandates to the Large Cap Fund; and (3)
the level of the sub-advisory fees that would be paid to M&P for its services to the Large Cap Fund.

The Board first considered the nature,  extent and quality of the services to be provided by M&P. The Board  considered  the quality of the portfolio  management services to be provided to the Large Cap Fund, based on the information given to the Board;  the experience of M&P's  portfolio  management  team; the quality of
M&P's  reputation;  and the operations and financial  strength of M&P. The Board further  considered  M&P's  expertise with and  performance  record of its other clients with similar  investment  mandates as the Large Cap Fund.  The Directors took into  consideration and were satisfied with the  qualifications,  expertise and  performance  of the  management  team  that  would be  responsible  for the management  of the Large  Cap Fund.  Based on the  totality  of the  information considered, the Board concluded that M&P had the ability to provide sub-advisory services to the Large Cap Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreement  by the Adviser  with  respect to M&P's  services to the
Large Cap Fund. The Board considered that under the Interim Agreement, M&P's fee would not exceed  0.33% of the  average  daily net assets of the Large Cap Fund.
The  Board  then  considered  that the  compensation  payable  to M&P  under the
Proposed  Sub-Advisory  Agreement is identical  to the  compensation  previously provided  to KCM  under  the  KCM  Agreement.  The  Board  then  considered  the additional  services the Adviser  would be  providing to the Fund in  connection with  monitoring  and  supervising  multiple  sub-advisers  throughout  the Fund complex instead of just one. The Board then considered the sub-advisory  fees as compared the other investment company managed by M&P and concluded that the fees that M&P would  received  for its  services to the Large Cap Fund were below the fees charged by M&P for such  investment  company  managed.  With respect to the possibility of realizing  economies of scale with respect to the Large Cap Fund, the Board  noted that the fee  schedule to be paid by the Adviser to M&P for its services  was less than the lowest fee  schedule  that M&P  offered to the other investment  company  that it manages and that the fee is already  discounted  to less than the lowest breakpoint available.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to M&P as a result of its  relationship  with the  Large  Cap Fund;  such as the research  services  available to M&P through soft dollar brokerage  commissions.
The Board noted that there did not appear to be any other  significant  benefits in this regard.  With respect to profitability,  the Directors took into account the Adviser's on-going  monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the  nature,  extent and  quality of  services to be provided by
M&P, the Board concluded that the level of fees to be paid to M&P is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Large Cap Fund and its shareholders.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(D) - THE APPROVAL OF A NEW
             SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND M&P FOR
                               THE LARGE CAP FUND

SUB-PROPOSAL 3(E):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND DREMAN VALUE  MANAGEMENT,  L.L.C. FOR THE AFBA 5STAR MID
                    CAP VALUE FUND  (APPLICABLE  FUND - AFBA 5STAR MID CAP VALUE
                    FUND ONLY)

The  investment  affairs of the Mid Cap Value Fund are  managed by the  Adviser.
From the Mid Cap Value Fund's inception until July 15, 2007, these segments were managed  by KCM using its  proprietary  investment  strategies,  subject  to the supervision of the Adviser and the oversight of the Board.  KCM ceased acting as sub-adviser  of the Mid Cap Value Fund effective on July 15, 2007. In connection with the change in sub-advisers  and the Adviser's belief that the Mid Cap Value
Fund's  performance  would be enhanced by the introduction of a new sub-adviser, the Adviser chose Dreman Value Management, L.L.C. ("Dreman") to replace KCM with respect to the Mid Cap Value Fund's portfolio.

The choice of Dreman to  replace  KCM with  respect to the Mid Cap Value  Fund's portfolio followed an extensive search and rigorous quantitative and qualitative screening  process by the Adviser.  Each potential  sub-adviser was reviewed to, among other things, assess that sub-adviser's  investment style,  philosophy and process, the sub-adviser's long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people
making  investment   decisions,   and  the   organizational   structure  of  the
sub-adviser,  including the resources  dedicated to the management of portfolios with an investment  objective and strategies  similar to the Mid Cap Value Fund.
In addition, the Adviser considered the marketability,  compensation  philosophy and client management and communication skills of each potential  sub-adviser in making its  determination.  In making its final decision,  the Adviser conducted due diligence to seek to ensure that Dreman is  financially  sound and otherwise stable;  has  capable  and  experienced  employees  in key  positions;  has good financial  controls;  and has a satisfactory  compliance program. As a result of this selection process, the Adviser identified Dreman as its choice for managing the Mid Cap Value Fund.

General Information about the Sub-Adviser

Dreman was  originally  founded in 1977 as investment  advisory  firm, and is an investment adviser registered under the Advisers Act. Dreman's  headquarters are located at 520 East Cooper Avenue,  Suite 230-4, Aspen, CO 81611. As of June 30,
2007, Dreman had total assets under management of approximately  $[___] billion.
Dreman is wholly owned by the Dreman family.  Dreman is not affiliated  with the
Adviser.

Set forth below is a listing of the principal  executive  officers and directors of Dreman.  Unless  otherwise  noted,  the positions of the principal  executive officers and directors of Dreman  constitute  their principal  occupations.  The business  address of each person  listed below is the same as Dreman's  business address.

Name                                            Title/Position
David N. Dreman                                 Chairman of the Board
F. James Hutchinson                             President
Holly A. Dreman                                 Co-Trustee
Carlyn S. McCaffrey                             Co-Trustee
Solomon B. Dreman                               Co-Trustee
Lee A. Delaporte                                Managing Director
Salvatore R. Faia                               Chief Compliance Officer
Boris Onefater                                  Chief Financial Officer and
                                                Chief Operating Officer
William J. Donnelly                             Chief Technology Officer
Mark J. Roach                                   Managing Director
Emory C. Hoover                                 Co-Chief Investment Officer
                                                and Managing Director

Dreman  currently  manages the assets of [_______] other  registered  investment companies that have investment  objectives and strategies similar to that of the
Mid Cap Value Fund. Information regarding those funds is below:

                  Assets (as of
Name:             JUne 30, 2007):      Advisory Fee   Waiver/Reimbursement:
[_______]         [_______]            [_______]      [_______]

Salvatore R. Faia,  the Chief  Compliance  Officer of the Fund is also the Chief
Compliance Officer of Dreman. None of the other officers or Directors of the Mid
Cap Value Fund is an officer,  director or shareholder of Dreman,  nor do any of the other  officers  or  Directors  of the Mid Cap Value Fund have any direct or indirect material interest in Dreman.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the Mid Cap Value Fund of 0.80% based on its average  daily net assets.
The terms of the Management Agreement are not affected by this Proposal. The Mid
Cap Value Fund does not bear any  responsibility for the payment of sub-advisory fees  because the  sub-advisory  fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed
Sub-Advisory  Agreement  for the Mid Cap Value Fund with  Dreman will not affect the  overall  investment  advisory  fee payable by the Mid Cap Value Fund to the
Adviser.  The annual rate of sub-advisory  fees payable to Dreman by the Adviser under the  Proposed  Sub-Advisory  Agreement  will be 0.33% based on the average daily net assets of the Mid Cap Value Fund. This fee rate is the same as the fee rate that was received by KCM under the KCM Agreement.

Board  Considerations  in determining to recommend  Dreman as sub-adviser to the
Mid Cap Value Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed above,  the Adviser  described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser explained that Dreman's management of
[types of accounts]  using  Dreman's mid cap value  strategy had  demonstrated a disciplined and proven investment process that had generated strong returns over the past three,  five and ten year periods.  The Adviser explained that Dreman's mid cap  value  strategy  is  similar  to the Mid Cap  Value  Fund's  investment strategies.

As previously  discussed,  the Adviser  recommended  that Dreman begin providing sub-advisory  services to the Mid Cap Value Fund prior to obtaining  shareholder approval  of  the  Proposed  Sub-Advisory  Agreement.  Following  the  Adviser's
presentation  at the June Meeting,  as permitted by  applicable  law, the Board, including  a  majority  of  the  Independent  Directors,  approved  the  Interim
Agreement  to permit  Dreman  to manage  the Mid Cap  Value  Fund's  assets.  In addition,  the  Adviser  recommended,  and the Board of  Directors,  including a majority of the  Independent  Directors,  approved,  the  Proposed  Sub-Advisory
Agreement  between  the Adviser and Dreman and the  submission  of the  Proposed
Sub-Advisory Agreement to shareholders of the Mid Cap Value Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement  with Dreman for its  services  to the Mid Cap Value  Fund,  the Board received  and  reviewed a variety of  information  from the  Adviser and Dreman, including  information  relating  to:  (1) the  nature,  extent  and  quality of services  to be  provided  to the Mid Cap  Value  Fund by  Dreman;  (2) fees and performance of accounts  managed by Dreman with similar  investment  mandates to the Mid Cap Value Fund; and (3) the level of the sub-advisory fees that would be paid to Dreman for its services to the Mid Cap Value Fund.

The Board first considered the nature,  extent and quality of the services to be provided by Dreman. The Board considered the quality of the portfolio management services  to be provided  to the Mid Cap Value  Fund,  based on the  information given to the Board;  the experience of Dreman's  portfolio  management team; the quality of Dreman's  reputation;  and the operations  and financial  strength of
Dreman.  The Board further  considered  Dreman's  expertise with and performance record of its other  clients  with  similar  investment  mandates as the Mid Cap
Value Fund.  The Directors took into  consideration  and were satisfied with the qualifications,  expertise and  performance of the management team that would be responsible for the management of the Mid Cap Value Fund.  Based on the totality of the information  considered,  the Board concluded that Dreman had the ability to provide sub-advisory services to the Mid Cap Value Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreement by the Adviser with respect to Dreman's  services to the
Mid Cap Value  Fund.  The Board  considered  that under the  Interim  Agreement,
Dreman's fee would not exceed  0.33% of the average  daily net assets of the Mid
Cap Value  Fund.  The Board then  considered  that the  compensation  payable to
Dreman under the Proposed Sub-Advisory Agreement is the same as the compensation previously  provided to KCM under the KCM Agreement.  The Board then  considered the additional services the Adviser would be providing to the Fund in connection with  monitoring  and  supervising  multiple  sub-advisers  throughout  the Fund complex instead of just one. The Board then considered the sub-advisory  fees as compared the other investment companies managed by Dreman and concluded that the fees that Dreman would  received for its services to the Mid Cap Value Fund were
[below/equal to] the fees charged by Dreman for such investment company managed.
With respect to the possibility of realizing  economies of scale with respect to the Mid Cap Value Fund,  the Board noted that the fee schedule to be paid by the
Adviser to Dreman for its services  [was less than] the lowest fee schedule that
Dreman offered to the other investment  company that it manages and that the fee is already discounted to [less than the lowest breakpoint available].

The Board then  considered the "fall out" or ancillary  benefits that may accrue to the Dreman as a result of its relationship  with the Mid Cap Value Fund; such as the  research  services  available to Dreman  through  soft dollar  brokerage commissions.  The  Board  noted  that  there  did  not  appear  to be any  other significant  benefits  in  this  regard.  With  respect  to  profitability,  the
Directors   took  into  account  the  Adviser's  on  going   monitoring  of  the
appropriateness  and  competitiveness of the sub-advisory fee and fee structure, as well as the fact that the  sub-advisory  fee rate charged by Dreman  reflects the [lowest available fee schedule from Dreman for like accounts].

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the  nature,  extent and  quality of  services to be provided by
Dreman,  the  Board  concluded  that the  level of fees to be paid to  Dreman is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Mid Cap Value Fund and its shareholders.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(E) - THE APPROVAL OF A NEW
             SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND DREMAN
                           FOR THE MID CAP VALUE FUND

SUB-PROPOSAL 3(F):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND  TRENDSTAR  ADVISORS,  LLC FOR THE AFBA 5STAR  SCIENCE &
                    TECHNOLOGY  FUND  (APPLICABLE  FUND - AFBA  5STAR  SCIENCE &
                    TECHNOLOGY FUND ONLY)

The  investment  affairs of the  Science &  Technology  Fund are  managed by the
Adviser.  From the Science & Technology  Fund's  inception  until July 15, 2007, these segments were managed by KCM using its proprietary  investment strategies, subject to the  supervision  of the Adviser and the oversight of the Board.  KCM ceased acting as sub-adviser of the Science & Technology  Fund effective on July
15, 2007. In connection with the change in sub-advisers and the Adviser's belief that the  Science &  Technology  Fund's  performance  would be  enhanced  by the introduction of a new  sub-adviser,  the Adviser chose TrendStar  Advisors,  LLC
("TrendStar")  to replace KCM with  respect to the Science &  Technology  Fund's portfolio.

The choice of  TrendStar to replace KCM with respect to the Science & Technology
Fund's  portfolio  followed an extensive  search and rigorous  quantitative  and qualitative  screening  process by the Adviser.  Each potential  sub-adviser was reviewed to, among other things,  assess that  sub-adviser's  investment  style, philosophy and process, the sub-adviser's long-term and short-term risk-adjusted
performance  in  the  specific  style  of  the  Fund,  the   qualifications  and
suitability of the people making investment  decisions,  and the  organizational
structure  of  the  sub-adviser,   including  the  resources  dedicated  to  the
management of portfolios with an investment  objective and strategies similar to the  Science  &  Technology  Fund.  In  addition,  the  Adviser  considered  the marketability,  compensation  philosophy and client management and communication skills of each potential sub-adviser in making its determination.  In making its final  decision,  the Adviser  conducted  due  diligence  to seek to ensure that
TrendStar is financially sound and otherwise stable; has capable and experienced employees in key positions;  has good financial controls; and has a satisfactory compliance  program.  As  a  result  of  this  selection  process,  the  Adviser identified TrendStar as its choice for managing the Science & Technology Fund.

General Information about the Sub-Adviser

TrendStar  is  an  investment   adviser   registered  under  the  Advisers  Act.
TrendStar's  headquarters  are  located at 7300  College  Boulevard,  Suite 308,
Overland Park, KS 66210.  As of June 30, 2007,  TrendStar had total assets under management of approximately $300 million. TrendStar is wholly owned by Thomas W.
Laming, Kyle R. Bubeck and James R. McBride,  TrendStar's members.  TrendStar is not affiliated with the Adviser.

Set forth below is a listing of the principal  executive  officers and directors of TrendStar. The positions of the principal executive officers and directors of
TrendStar constitute their principal  occupations.  The business address of each person listed below is the same as TrendStar's business address.

Name                  Title/Position

Thomas W. Laming      Managing Member, President, Chief Executive
                      Officer and Chief Investment Officer
Kyle R. Bubeck        Member, Chief Financial Officer, Chief
                      Compliance Officer and Treasurer
James R. McBride      Member, Vice President and Portfolio Manager

TrendStar currently does not manage other registered  investment  companies that have  investment  objectives  and  strategies  similar to that of the  Science &
Technology Fund.

None of the  officers  or  Directors  of the  Science  &  Technology  Fund is an
officer,  director or  shareholder  of TrendStar,  nor do any of the officers or
Directors of the Science & Technology Fund have any direct or indirect  material interest in TrendStar.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the Science & Technology  Fund of 0.80% based on its average  daily net assets. The terms of the Management Agreement are not affected by this Proposal.
The Science & Technology Fund does not bear any  responsibility  for the payment of sub-advisory  fees because the sub-advisory  fees are paid by the Adviser out of the fees it receives under the Management Agreement.  Therefore, the approval of the Proposed  Sub-Advisory  Agreement for the Science & Technology  Fund with
TrendStar  will not affect the overall  investment  advisory  fee payable by the
Science & Technology Fund to the Adviser.  The annual rate of sub-advisory  fees payable to TrendStar by the Adviser  under the Proposed  Sub-Advisory  Agreement will be 0.33% based on the average  daily net assets of the Science & Technology
Fund.  This fee rate is the same as the fee rate that was  received by KCM under the KCM Agreement.

Board Considerations in determining to recommend TrendStar as sub-adviser to the
Science & Technology Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed above,  the Adviser  described its rationale for moving the Funds to a multiple  sub-adviser  approach.  The Adviser discussed  TrendStar's  investment process.

As previously discussed,  the Adviser recommended that TrendStar begin providing sub-advisory  services  to the  Science &  Technology  Fund  prior to  obtaining shareholder  approval of the  Proposed  Sub-Advisory  Agreement.  Following  the
Adviser's  presentation at the June Meeting, as permitted by applicable law, the
Board, including a majority of the Independent  Directors,  approved the Interim
Agreement to permit TrendStar to manage the Science & Technology  Fund's assets.
In addition,  the Adviser recommended,  and the Board of Directors,  including a majority of the  Independent  Directors,  approved,  the  Proposed  Sub-Advisory
Agreement  between the Adviser and TrendStar and the  submission of the Proposed
Sub-Advisory  Agreement to  shareholders  of the Science &  Technology  Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement with TrendStar for its services to the Science & Technology  Fund, the
Board  received  and  reviewed a variety of  information  from the  Adviser  and
TrendStar, including information relating to: (1) the nature, extent and quality of services to be provided to the Science & Technology  Fund by  TrendStar;  and
(2) the level of the  sub-advisory  fees that would be paid to TrendStar for its services to the Science & Technology Fund.

The Board first considered the nature,  extent and quality of the services to be provided  by  TrendStar.  The Board  considered  the  quality  of the  portfolio management  services to be provided to the Science & Technology  Fund,  based on the  information  given to the Board;  the experience of  TrendStar's  portfolio management team; the quality of TrendStar's  reputation;  and the operations and financial strength of TrendStar.  The Directors took into consideration and were satisfied  with the  qualifications  and expertise of the  management  team that would be responsible for the management of the Science & Technology  Fund. Based on  the  totality  of the  information  considered,  the  Board  concluded  that
TrendStar  had the  ability to provide  sub-advisory  services  to the Science &
Technology Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreement by the Adviser with respect to  TrendStar's  services to the  Science &  Technology  Fund.  The Board  considered  that under the Interim
Agreement,  TrendStar's  fee would not  exceed  0.33% of the  average  daily net assets of the Science &  Technology  Fund.  The Board then  considered  that the compensation payable to TrendStar under the Proposed  Sub-Advisory  Agreement is the same as the compensation previously provided to KCM under the KCM Agreement.
The Board then considered the additional services the Adviser would be providing to the Fund in connection with monitoring and supervising multiple  sub-advisers throughout the Fund complex  instead of just one. The Board then considered that
TrendStar did not manage any other portfolio with similar  mandates for purposes of comparison of fees,  but  considered  that the  sub-advisory  fees charged by
TrendStar  to the Adviser  were less than the fees charged by TrendStar to other equity  accounts  requiring  like services and  management.  With respect to the possibility  of  realizing  economies  of scale with  respect  to the  Science &
Technology Fund, the Board noted that the fee schedule to be paid by the Adviser to  TrendStar  for its  services  was less than the  lowest  fee  schedule  that
TrendStar  offered  to other  equity  accounts  that it manages  requiring  like services and management and that the fee is already  discounted to less than the lowest breakpoint available.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to the TrendStar as a result of its  relationship  with the Science & Technology
Fund; such as the research  services  available to TrendStar through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant  benefits  in  this  regard.  With  respect  to  profitability,  the
Directors   took  into  account  the  Adviser's   on-going   monitoring  of  the
appropriateness  and  competitiveness of the sub-advisory fee and fee structure, as well as the fact that the sub-advisory fee rate charged by TrendStar reflects the lowest available fee schedule from TrendStar for equity accounts.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the  nature,  extent and  quality of  services to be provided by
TrendStar, the Board concluded that the level of fees to be paid to TrendStar is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Science & Technology Fund and its shareholders.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(F) - THE APPROVAL OF A
          NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TRENDSTAR
                        FOR THE SCIENCE & TECHNOLOGY FUND

SUB-PROPOSAL 3(G):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND BJURMAN, BARRY & ASSOCIATES FOR THE AFBA 5STAR SMALL CAP
                    FUND (APPLICABLE FUND - AFBA 5STAR SMALL CAP FUND ONLY)

The  investment  affairs of the Small Cap Fund are managed by the  Adviser.  The
Adviser  has  currently  divided  the Small Cap  Fund's  portfolio  among  three sub-advisers.  Bjurman,  Barry & Associates ("BB&A") and TrendStar Advisors, LLC
("TrendStar")  are each managing  approximately 40% of the Fund's assets and The
London Company of Virginia (the "London Company") is managing  approximately 20%
of the Fund's assets.  From the Small Cap Fund's  inception until July 15, 2007, the Small Cap Fund was managed  solely by KCM using its  proprietary  investment strategies,  subject to the  supervision of the Adviser and the oversight of the
Board.  KCM ceased acting as sub-adviser of the Small Cap Fund effective on July
15, 2007. In connection with the change in sub-advisers and the Adviser's belief that the Small Cap Fund's  performance  would be enhanced by the introduction of three  separate  sub-advisers  for the Small Cap Fund's  portfolio,  the Adviser chose BB&A as one of the new  sub-advisers  for the Fund. The Adviser also chose
TrendStar  and London  Company to manage the  remaining  assets of the Small Cap
Fund (see Proposals 3(h) and 3(i) below for more  information on TrendStar's and
London Company's proposed  management of the remaining segments of the Small Cap
Fund).

The  choice  of BB&A to  manage a segment  of the  Small  Cap  Fund's  portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser.  Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser's  investment style, philosophy and process, the sub-adviser's long-term and short-term risk-adjusted performance in the specific style of the Fund,  the  qualifications  and  suitability  of the people  making investment  decisions,  and the  organizational  structure  of the  sub-adviser, including  the  resources  dedicated to the  management  of  portfolios  with an investment  objective and strategies similar to the Small Cap Fund. In addition, the Adviser  considered the  marketability,  compensation  philosophy and client management and communication skills of each potential  sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure  that BB&A is  financially  sound and  otherwise  stable;  has capable and experienced employees in key positions; has good financial controls;
and has a  satisfactory  compliance  program.  As a  result  of  this  selection process, the Adviser identified BB&A as its choice for co-managing the Small Cap
Fund.

General Information about the Sub-Adviser

BB&A was  founded  in 1970 and is an  investment  adviser  registered  under the
Advisers Act. BB&A's  headquarters are located at 10100 Santa Monica  Boulevard,
Suite 1200, Los Angeles,  CA 90067.  As of June 30, 2007,  BB&A had total assets under management of approximately $968.7 million. BB&A is currently wholly owned by O. Thomas Barry,  III and George Andrew Bjurman,  the directors of BB&A. BB&A is not affiliated with the Adviser.

Set forth below is a listing of the principal  executive  officers and directors of BB&A. The positions of the principal executive officers and directors of BB&A constitute  their  principal  occupations.  The business  address of each person listed below is the same as BB&A's business address.

Name                   Title/Position
George Andrew Bjurman  Director, Chief Executive Officer and President
O. Thomas Barry, III   Director, Chief Investment Officer and Senior
                       Executive Vice President
Kathy K. Pommet        Chief Compliance Officer

BB&A does not  currently  manage the assets of any other  registered  investment companies that have investment  objectives and strategies similar to that of the
Small Cap Fund.

None of the officers or Directors of the Small Cap Fund is an officer,  director or shareholder of BB&A, nor do any of the officers or Directors of the Small Cap
Fund have any direct or indirect material interest in BB&A.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the Small Cap Fund of 0.80% based on its average daily net assets.  The terms of the Management  Agreement are not affected by this Proposal.  The Small
Cap Fund does not bear any  responsibility  for the payment of sub-advisory fees because  the  sub-advisory  fees  are  paid by the  Adviser  out of the  fees it receives under the Management Agreement. Therefore, the approval of the Proposed
Sub-Advisory  Agreement  for the Small Cap Fund  with BB&A will not  affect  the overall  investment  advisory  fee payable by the Small Cap Fund to the Adviser.
The annual rate of  sub-advisory  fees payable to BB&A by the Adviser  under the
Proposed  Sub-Advisory  Agreement  will be 0.33% based on the average  daily net assets of the Fund's segment that is managed by BB&A.  This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board  Considerations  in determinations to recommend BB&A as sub-adviser to the
Small Cap Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed above,  the Adviser  described its rationale for moving the Funds to a multiple sub-adviser  approach.  The Adviser explained that BB&A's management of investment companies and institutional accounts using BB&A's small cap strategy, which is a similar  strategy to that of the Small Cap Fund,  had  demonstrated a
disciplined   and  proven   investment   process  that  had  generated   strong,
risk-adjusted returns over the past three and five year periods.  Moreover,  the
Adviser  explained  that BB&A's  management of its small cap strategy  suggested that there was compatibility with the investment  philosophies and methodologies of  TrendStar  and  London  Company,  the  Sub-Advisers  proposed  to manage the remaining segments of the Small Cap Fund.

The Adviser  explained  that, as provided in the Interim  Agreement and Proposed
Sub-Advisory  Agreement,  the Adviser, in its capacity as investment manager for the Small Cap Fund, will assign a portion of the Small Cap Fund's assets to BB&A to be managed.  The  percentage of the Small Cap Fund's total assets that may be allocated  to BB&A may be modified,  from time to time,  in the  Adviser's  sole discretion.

As  previously  discussed,  the Adviser  recommended  that BB&A begin  providing sub-advisory  services  to the Small  Cap Fund  prior to  obtaining  shareholder approval of the Proposed Sub-Advisory Agreement in order to seek the benefits of
BB&A's advisory services in the wake of KCM's departure. Following the Adviser's presentation  at the June Meeting,  as permitted by  applicable  law, the Board, including  a  majority  of  the  Independent  Directors,  approved  the  Interim
Agreement  to  permit  BB&A to manage  its  segment  of the  Fund's  assets.  In addition,  the  Adviser  recommended,  and the Board of  Directors,  including a majority of the  Independent  Directors,  approved,  the  Proposed  Sub-Advisory
Agreement  between  the  Adviser  and BB&A and the  submission  of the  Proposed
Sub-Advisory Agreement to shareholders of the Small Cap Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement  with BB&A for its services to the Small Cap Fund,  the Board received and  reviewed a variety of  information  from the  Adviser  and BB&A,  including information  relating  to: (1) the nature,  extent and quality of services to be provided  to the  Small  Cap Fund by BB&A;  (2)  fees and  performance  of other accounts managed by BB&A; and (3) the level of the sub-advisory  fees that would be paid to BB&A for its services to the Small Cap Fund.

The Board first considered the nature,  extent and quality of the services to be provided by BB&A. The Board  considered the quality of the portfolio  management services to be provided to the Small Cap Fund, based on the information given to the Board;  the experience of BB&A's  portfolio  management team; the quality of
BB&A's reputation;  and the operations and financial strength of BB&A. The Board further  considered  BB&A's  expertise with and performance  record of its other clients with similar  investment  mandates as the Small Cap Fund.  The Directors took into  consideration and were satisfied with the  qualifications,  expertise and  performance  of the  management  team  that  would be  responsible  for the management  of the Small  Cap Fund.  Based on the  totality  of the  information
considered,   the  Board   concluded  that  BB&A  had  the  ability  to  provide
sub-advisory services to the Small Cap Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreement by the Adviser  with  respect to BB&A's  services to the
Small Cap Fund. The Board  considered that under the Interim  Agreement,  BB&A's fee would not exceed 0.33% of the average daily net assets of the segment of the
Small Cap Fund managed by BB&A. The Board then considered that the  compensation payable to BB&A under the  Proposed  Sub-Advisory  Agreement is identical to the compensation previously provided to KCM under the KCM Agreement.  The Board then considered the additional services the Adviser would be providing to the Fund in connection  with  allocating  the  Fund's  assets  among  the  Sub-Advisers  and monitoring and supervising multiple Sub-Advisers, instead of just one. The Board then considered the sub-advisory fees as compared other accounts managed by BB&A and  concluded  that the fees that BB&A would  received  for its services to the
Small Cap Fund were below the fees charged by BB&A for accounts  requiring  like services and management.  With respect to the possibility of realizing economies of scale  with  respect  to the  Small Cap Fund,  the Board  noted  that the fee schedule  to be paid by the Adviser to BB&A for its  services  was less than the lowest fee schedule  that BB&A offered to its other  clients and that the fee is already discounted to less than the lowest breakpoint available.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to BB&A as a result of its  relationship  with the  Small Cap Fund;  such as the research services  available to BB&A through soft dollar brokerage  commissions.
The Board noted that there did not appear to be any other  significant  benefits in this regard.  With respect to profitability,  the Directors took into account the Adviser's on-going  monitoring of the appropriateness and competitiveness of the  sub-advisory  fee  and  fee  structure,  as  well  as  the  fact  that  the sub-advisory fee rate charged by BB&A reflects the lowest available fee schedule from BB&A for accounts requiring like services and management.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the  nature,  extent and  quality of  services to be provided by
BB&A,  the  Board  concluded  that  the  level  of  fees  to be  paid to BB&A is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Small Cap Fund and its shareholders.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(G) - THE APPROVAL OF A NEW
            SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND BB&A FOR
                               THE SMALL CAP FUND

SUB-PROPOSAL 3(H):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND  TRENDSTAR  ADVISORS,  LLC FOR THE AFBA 5STAR  SMALL CAP
                    FUND (APPLICABLE FUND - AFBA 5STAR SMALL CAP FUND ONLY)

The  investment  affairs of the Small Cap Fund are managed by the  Adviser.  The
Adviser  has  currently  divided  the Small Cap  Fund's  portfolio  among  three sub-advisers.  Bjurman,  Barry & Associates ("BB&A") and TrendStar Advisors, LLC
("TrendStar")  are each managing  approximately 40% of the Fund's assets and The
London Company of Virginia (the "London Company") is managing  approximately 20%
of the Fund's assets.  From the Small Cap Fund's  inception until July 15, 2007, the Small Cap Fund was managed  solely by KCM using its  proprietary  investment strategies,  subject to the  supervision of the Adviser and the oversight of the
Board.  KCM ceased acting as sub-adviser of the Small Cap Fund effective on July
15, 2007. In connection with the change in sub-advisers and the Adviser's belief that the Small Cap Fund's  performance  would be enhanced by the introduction of three  separate  sub-advisers  for the Small Cap Fund's  portfolio,  the Adviser chose  TrendStar as one of the new  sub-advisers  for the Fund. The Adviser also chose BB&A and London  Company to manage the  remaining  assets of the Small Cap
Fund (see Proposals 3(f) above and 3(i) below for more information on BB&A's and
London Company's proposed  management of the remaining segments of the Small Cap
Fund).

The choice of  TrendStar  to manage a segment of the Small Cap Fund's  portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser.  Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser's  investment style, philosophy and process, the sub-adviser's long-term and short-term risk-adjusted performance in the specific style of the Fund,  the  qualifications  and  suitability  of the people  making investment  decisions,  and the  organizational  structure  of the  sub-adviser, including  the  resources  dedicated to the  management  of  portfolios  with an investment  objective and strategies similar to the Small Cap Fund. In addition, the Adviser  considered the  marketability,  compensation  philosophy and client management and communication skills of each potential  sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that TrendStar is financially sound and otherwise stable;  has capable and experienced employees in key positions; has good financial controls;
and has a  satisfactory  compliance  program.  As a  result  of  this  selection process,  the Adviser  identified  TrendStar as its choice for  co-managing  the
Small Cap Fund.

General Information about the Sub-Adviser

See  Sub-Proposal  3(f)  above  for  information  about  FCI and  its  principal executive officers and directors.

TrendStar  currently  manages  the  assets  of one other  registered  investment company that has an investment  objective and strategies  similar to that of the
Small Cap Fund. Information regarding that fund is below:

                    Assets (as of
Name:               June 30, 2007):   Advisory Fee                 Waiver/Reimbursement:
TrendStar Small     $188,445,000      $0 - $100 million - 0.70%    None
Cap Fund                              of daily assets under
                                      management
                                      More than $100 million -
                                      0.60% of daily assets
                                      under management

None of the officers or Directors of the Small Cap Fund is an officer,  director or  shareholder  of  TrendStar,  nor do any of the  officers or Directors of the
Small Cap Fund have any direct or indirect material interest in TrendStar.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the Small Cap Fund of 0.80% based on its average daily net assets.  The terms of the Management  Agreement are not affected by this Proposal.  The Small
Cap Fund does not bear any  responsibility  for the payment of sub-advisory fees because  the  sub-advisory  fees  are  paid by the  Adviser  out of the  fees it receives under the Management Agreement. Therefore, the approval of the Proposed
Sub-Advisory Agreement for the Small Cap Fund with TrendStar will not affect the overall  investment  advisory  fee payable by the Small Cap Fund to the Adviser.
The annual rate of  sub-advisory  fees payable to TrendStar by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the Fund's segment that is managed by TrendStar.  This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determining to recommend TrendStar as sub-adviser to the
Small Cap Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed  above,  the Adviser  described  its  rationale  for moving Funds to a multiple sub-adviser approach. The Adviser explained that TrendStar's management of an  investment  company and separate  accounts  using  TrendStar's  small cap strategy,  which is a  similar  strategy  to that of the  Small  Cap  Fund,  had demonstrated  a  disciplined  and proven  investment  process that had generated strong,  risk adjusted  returns over the past three year period.  Moreover,  the
Adviser  explained  that  TrendStar's  management  of  its  small  cap  strategy suggested  that there was  compatibility  with the investment  philosophies  and methodologies of BB&A and London Company,  the  Sub-Advisers  proposed to manage the remaining segments of the Small Cap Fund.

The Adviser  explained  that, as provided in the Interim  Agreement and Proposed
Sub-Advisory  Agreement,  the Adviser, in its capacity as investment manager for the Small Cap Fund,  will  assign a portion  of the Small Cap  Fund's  assets to
TrendStar  to be managed.  The  percentage  of the Small Cap Fund's total assets that will be allocated to TrendStar  may be modified,  from time to time, in the
Adviser's sole discretion.

As previously discussed,  the Adviser recommended that TrendStar begin providing sub-advisory  services  to the Small  Cap Fund  prior to  obtaining  shareholder approval of the Proposed Sub-Advisory Agreement in order to seek the benefits of
TrendStar's  advisory  services in the wake of KCM's  departure.  Following  the
Adviser's  presentation at the June Meeting, as permitted by applicable law, the
Board, including a majority of the Independent  Directors,  approved the Interim
Agreement  to permit  TrendStar to manage its segment of the Fund's  assets.  In addition,  the  Adviser  recommended,  and the Board of  Directors,  including a majority of the  Independent  Directors,  approved,  the  Proposed  Sub-Advisory
Agreement  between the Adviser and TrendStar and the  submission of the Proposed
Sub-Advisory Agreement to shareholders of the Small Cap Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement  with  TrendStar  for its  services  to the Small Cap Fund,  the Board received and reviewed a variety of  information  from the Adviser and TrendStar, including  information  relating  to:  (1) the  nature,  extent  and  quality of services  to be  provided  to the  Small  Cap  Fund by  TrendStar;  (2) fees and performance of accounts managed by TrendStar with similar investment mandates to the Small Cap Fund;  and (3) the level of the  sub-advisory  fees that  would be paid to TrendStar for its services to the Small Cap Fund.

The Board first considered the nature,  extent and quality of the services to be provided  by  TrendStar.  The Board  considered  the  quality  of the  portfolio management  services  to be  provided  to  the  Small  Cap  Fund,  based  on the information  given  to  the  Board;  the  experience  of  TrendStar's  portfolio management team; the quality of TrendStar's  reputation;  and the operations and financial  strength  of  TrendStar.  The Board  further  considered  TrendStar's expertise  with  and  performance  record  of its  other  clients  with  similar investment mandates as the Small Cap Fund. The Directors took into consideration and were satisfied  with the  qualifications,  expertise and  performance of the management  team that would be  responsible  for the management of the Small Cap
Fund. Based on the totality of the information  considered,  the Board concluded that TrendStar had the ability to provide sub-advisory services to the Small Cap
Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreement by the Adviser with respect to  TrendStar's  services to the Small Cap Fund.  The Board  considered  that  under the  Interim  Agreement,
TrendStar's  fee would not exceed  0.33% of the average  daily net assets of the segment of the Small Cap Fund managed by  TrendStar.  The Board then  considered that the  compensation  payable to  TrendStar  under the  Proposed  Sub-Advisory
Agreement is identical to the compensation  previously provided to KCM under the
KCM Agreement.  The Board then  considered  the additional  services the Adviser would be providing to the Fund in connection  with  allocating the Fund's assets among the  Sub-Advisers  and monitoring and supervising  multiple  Sub-Advisers, instead of just one. The Board then considered the sub-advisory fees as compared other similar  accounts managed by TrendStar and concluded that the fees charged by  TrendStar  to the Adviser  were less than the fees  charged by  TrendStar to other equity accounts  requiring like services and  management.  With respect to the  possibility  of realizing  economies of scale with respect to the Small Cap
Fund,  the  Board  noted  that the fee  schedule  to be paid by the  Adviser  to
TrendStar for its services was less than the lowest fee schedule that  TrendStar offered to other equity  accounts  that it manages  requiring  like services and management  and that  the fee is  already  discounted  to less  than the  lowest breakpoint available.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to TrendStar as a result of its  relationship  with the Small Cap Fund;  such as the  research  services  available to  TrendStar  through soft dollar  brokerage commissions.  The  Board  noted  that  there  did  not  appear  to be any  other significant  benefits  in  this  regard.  With  respect  to  profitability,  the
Directors   took  into  account  the  Adviser's   on-going   monitoring  of  the
appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the  nature,  extent and  quality of  services to be provided by
TrendStar, the Board concluded that the level of fees to be paid to TrendStar is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Small Cap Fund and its shareholders.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(H) - THE APPROVAL OF A NEW
            SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TRENDSTAR
                             FOR THE SMALL CAP FUND

SUB-PROPOSAL 3(I):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND THE LONDON  COMPANY OF VIRGINIA FOR THE AFBA 5STAR SMALL
                    CAP FUND (APPLICABLE FUND - AFBA 5STAR SMALL CAP FUND ONLY)

The  investment  affairs of the Small Cap Fund are managed by the  Adviser.  The
Adviser  has  currently  divided  the Small Cap  Fund's  portfolio  among  three sub-advisers.  Bjurman,  Barry & Associates ("BB&A") and TrendStar Advisors, LLC
("TrendStar")  are each managing  approximately 40% of the Fund's assets and The
London Company of Virginia (the "London Company") is managing  approximately 20%
of the Fund's assets.  From the Small Cap Fund's  inception until July 15, 2007, the Small Cap Fund was managed  solely by KCM using its  proprietary  investment strategies,  subject to the  supervision of the Adviser and the oversight of the
Board.  KCM ceased acting as sub-adviser of the Small Cap Fund effective on July
15, 2007. In connection with the change in sub-advisers and the Adviser's belief that the Small Cap Fund's  performance  would be enhanced by the introduction of three  separate  sub-advisers  for the Small Cap Fund's  portfolio,  the Adviser chose the  London  Company  as one of the new  sub-advisers  for the  Fund.  The
Adviser  also chose BB&A and  Trendstar  to manage the  remaining  assets of the
Small Cap Fund (see Proposals 3(g) and 3(h) above for more information on BB&A's and TrendStar's  proposed  management of the remaining segments of the Small Cap
Fund).

General Information about the Sub-Adviser

Please see  Sub-Proposal  3(B) above for  information  about the London  Company adviser and its principal executive officers and directors.

The  London  Company  currently  does not  manage  assets  of  other  registered investment  companies that have an investment  objective and strategy similar to that of the Small Cap Fund.

None of the officers or Directors of the Small Cap Fund is an officer,  director or shareholder of the London Company, nor do any of the officers or Directors of the Small Cap Fund have any direct or indirect  material  interest in the London
Company.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the Small Cap Fund of 0.80% based on its average daily net assets.  The terms of the Management  Agreement are not affected by this Proposal.  The Small
Cap Fund does not bear any  responsibility  for the payment of sub-advisory fees because  the  sub-advisory  fees  are  paid by the  Adviser  out of the  fees it receives under the Management Agreement. Therefore, the approval of the Proposed
Sub-Advisory  Agreement for the Small Cap Fund with the London  Company will not affect the overall investment  advisory fee payable by the Small Cap Fund to the
Adviser.  The annual rate of sub-advisory  fees payable to the London Company by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average  daily net  assets of the Fund's  segment  that is managed by the London
Company.  This fee rate is the same fee rate that was  received by KCM under the
KCM Agreement.

Board   Considerations  in  determining  to  recommend  the  London  Company  as sub-adviser to the Small Cap Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis  supporting its  recommendation.  As discussed above,  the Adviser  described its rationale for moving the Funds to a multiple sub-adviser  approach.  The Adviser explained that the London Company's management of separate and  institutional  accounts  using the London  Company's small cap strategy,  which is a similar  strategy to that of the Small Cap Fund, had demonstrated a disciplined and proven investment  process that had generated strong,  risk-adjusted  returns over the past one,  three and five year periods.
Moreover,  the Adviser  explained  that the London  Company's  management of its small cap strategy  suggested that there was  compatibility  with the investment philosophies and methodologies of TrendStar and BB&A, the Sub-Advisers  proposed to manage the remaining segments of the Small Cap Fund.

The Adviser  explained  that, as provided in the Interim  Agreement and Proposed
Sub-Advisory  Agreement,  the Adviser, in its capacity as investment manager for the Small Cap Fund,  will assign a portion of the Small Cap Fund's assets to the
London  Company to be  managed.  The  percentage  of the Small Cap Fund's  total assets that will be allocated to the London  Company may be modified,  from time to time, in the Adviser's sole discretion.

The Adviser  recommended  that the London Company begin  providing  sub-advisory services to the Small Cap Fund prior to  obtaining  shareholder  approval of the
Proposed  Sub-Advisory  Agreement  in order to seek the  benefits  of the London
Company's  advisory  services  in the wake of  KCM's  departure.  Following  the
Adviser's  presentation at the June Meeting, as permitted by applicable law, the
Board, including a majority of the Independent  Directors,  approved the Interim
Agreement to permit London  Company to manage its segment of the Fund's  assets.
In addition,  the Adviser recommended,  and the Board of Directors,  including a majority of the  Independent  Directors,  approved,  the  Proposed  Sub-Advisory
Agreement  between the Adviser and the London  Company and the submission of the
Proposed  Sub-Advisory  Agreement  to  shareholders  of the  Small  Cap Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement  with the London  Company for its services to the Small Cap Fund,  the
Board  received and reviewed a variety of  information  from the Adviser and the
London Company,  including  information relating to: (1) the nature,  extent and quality of services to be provided to the Small Cap Fund by London Company;  (2)
fees and  performance  of accounts  managed by the London  Company  with similar investment mandates to the Small Cap Fund; and (3) the level of the sub-advisory fees that would be paid to the London  Company for its services to the Small Cap
Fund.

The Board first considered the nature,  extent and quality of the services to be provided  by the  London  Company.  The  Board  considered  the  quality  of the portfolio management services to be provided to the Small Cap Fund, based on the information given to the Board; the experience of the London Company's portfolio management  team;  the  quality  of the  London  Company's  reputation;  and the operations  and  financial  strength of the London  Company.  The Board  further considered the London  Company's  expertise with and  performance  record of its other  clients  with  similar  investment  mandates  as the Small Cap Fund.  The
Directors took into  consideration  and were satisfied with the  qualifications, expertise and  performance of the management  team that would be responsible for the management of the Small Cap Fund.  Based on the totality of the  information considered,  the Board  concluded  that the London  Company  had the  ability to provide sub-advisory services to the Small Cap Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreement  by the  Adviser  with  respect to the London  Company's services  to the Small Cap Fund.  The Board  considered  that under the  Interim
Agreement,  the London Company's fee would not exceed 0.33% of the average daily net assets of the segment of the Small Cap Fund  managed by the London  Company.
The Board then  considered that the  compensation  payable to the London Company under the Proposed  Sub-Advisory  Agreement  is  identical  to the  compensation previously  provided to KCM under the KCM Agreement.  The Board then  considered the additional services the Adviser would be providing to the Fund in connection with  allocating  the Fund's assets among the  Sub-Advisers  and  monitoring and
supervising  multiple  Sub-Advisers,   instead  of  just  one.  The  Board  then
considered the  sub-advisory  fees as compared other similar accounts managed by
London  Company  and  concluded  that the fees  that the  London  Company  would received  for its  services to the Small Cap Fund were below the fees charged by the  London  Company  for like  accounts.  With  respect to the  possibility  of realizing economies of scale with respect to the Small Cap Fund, the Board noted
that the fee  schedule to be paid by the  Adviser to the London  Company for its services was less than the lowest fee schedule that the London  Company  offered to its other  clients  and that the fee is already  discounted  to less than the lowest breakpoint available.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to the London Company as a result of its  relationship  with the Small Cap Fund;
such as the  research  services  available  to the London  Company  through soft dollar  brokerage  commissions.  The Board noted that there did not appear to be any other  significant  benefits in this regard.  With respect to profitability, the  Directors  took into  account  the  Adviser's  on-going  monitoring  of the appropriateness  and  competitiveness of the sub-advisory fee and fee structure, as well as the fact that the sub-advisory fee rate charged by the London Company reflects  the lowest  available  fee schedule  from the London  Company for like accounts.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the nature, extent and quality of services to be provided by the
London  Company,  the Board  concluded  that the level of fees to be paid to the
London Company is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Small Cap Fund and its shareholders.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(I) - THE APPROVAL OF A
           NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND LONDON
                         COMPANY FOR THE SMALL CAP FUND

SUB-PROPOSAL 3(J):  TO APPROVE A NEW SUB-ADVISORY  AGREEMENT BETWEEN THE ADVISER
                    AND MARVIN & PALMER ASSOCIATES,  INC. FOR THE AFBA 5STAR USA
                    GLOBAL  FUND  (APPLICABLE  FUND - AFBA 5STAR USA GLOBAL FUND
                    ONLY)

The investment  affairs of the USA Global Fund are managed by the Adviser.  From the USA Global  Fund's  inception  until July 15, 2007,  the USA Global Fund was managed  by KCM using its  proprietary  investment  strategies,  subject  to the supervision of the Adviser and the oversight of the Board.  KCM ceased acting as sub-adviser  of the USA Global Fund  effective on July 15, 2007.  In  connection with the change in  sub-advisers  and the  Adviser's  belief that the USA Global
Fund's  performance  would be enhanced by the  introduction of a new sub-adviser for the  USA  Global  Fund's  portfolio,  the  Adviser  chose  Marvin  &  Palmer
Associates,  Inc.  ("M&P") to replace KCM with respect to the USA Global  Fund's portfolio.

The choice of M&P to replace KCM with respect to the USA Global Fund's portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser.  Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser's  investment style, philosophy and process, the sub-adviser's long-term and short-term risk-adjusted performance in the specific style of the Fund,  the  qualifications  and  suitability  of the people  making investment  decisions,  and the  organizational  structure  of the  sub-adviser, including  the  resources  dedicated to the  management  of  portfolios  with an investment objective and strategies similar to the USA Global Fund. In addition, the Adviser  considered the  marketability,  compensation  philosophy and client management and communication skills of each potential  sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure  that M&P is  financially  sound  and  otherwise  stable;  has capable and experienced employees in key positions; has good financial controls;
and has a  satisfactory  compliance  program.  As a  result  of  this  selection process,  the Adviser  identified  M&P as its choice for managing the USA Global
Fund.

General Information about the Sub-Adviser

Please see Sub-Proposal  3(d) above for information  about M&P and its principal executive officers and directors.

M&P  currently  does  not  manage  the  assets  of other  registered  investment companies that have an investment  objective and strategy similar to that of the
USA Global Fund.

None of the officers or Directors of the USA Global Fund is an officer, director or shareholder of M&P, nor do any of the officers or Directors of the USA Global
Fund have any direct or indirect material interest in M&P.

Proposed Fees of the Sub-Adviser

Pursuant to the Management  Agreement,  the Adviser  receives an annual advisory fee from the USA Global Fund of 0.80% based on its average daily net assets. The terms of the  Management  Agreement are not affected by this  Proposal.  The USA
Global Fund does not bear any  responsibility  for the  payment of  sub-advisory fees  because the  sub-advisory  fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed
Sub-Advisory  Agreement  for the USA  Global  Fund with M&P will not  affect the overall  investment  advisory fee payable by the USA Global Fund to the Adviser.
The annual rate of  sub-advisory  fees  payable to M&P by the Adviser  under the
Proposed  Sub-Advisory  Agreement  will be 0.33% based on the average  daily net assets of the Fund's  segment that is managed by M&P.  This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board  Considerations  in determining to recommend M&P as sub-adviser to the USA
Global Fund

At the June Meeting,  the Adviser presented its  recommendation to the Board and discussed the research process and analysis supporting its  recommendation.  The
Adviser  described its rationale for moving the Funds to a multiple  sub-adviser approach.  The Adviser  explained  that M&P's  management of separate  accounts, institutional  accounts and commingled  accounts using M&P's growth strategy had demonstrated  a  disciplined  and proven  investment  process that had generated strong  returns  over the past  three,  five and ten year  periods.  The Adviser explained  that M&P's  growth  strategy  is  similar  to the USA  Global  Fund's investment strategies, although the investment strategies of the USA Global Fund impose additional material restrictions based upon the jurisdiction in which the portfolio companies generate their revenue.

The Adviser  recommended that M&P begin providing  sub-advisory  services to the
USA  Global  Fund  prior  to  obtaining  shareholder  approval  of the  Proposed
Sub-Advisory  Agreement in order to seek the benefits of M&P's advisory services in the wake of KCM's departure. Following the Adviser's presentation at the June
Meeting, as permitted by applicable law, the Board,  including a majority of the
Independent  Directors,  approved the Interim  Agreement to permit M&P to manage the USA Global Fund's  assets.  In addition,  the Adviser  recommended,  and the
Board of Directors, including a majority of the Independent Directors, approved, the  Proposed  Sub-Advisory  Agreement  between  the  Adviser  and  M&P  and the submission of the Proposed  Sub-Advisory  Agreement to  shareholders  of the USA
Global Fund for approval.

In  determining to approve the Interim  Agreement and the Proposed  Sub-Advisory
Agreement  with M&P for its services to the USA Global Fund,  the Board received and  reviewed a variety  of  information  from the  Adviser  and M&P,  including information  relating  to: (1) the nature,  extent and quality of services to be provided  to the USA  Global  Fund by M&P;  (2) fees of the  other  mutual  fund managed by M&P; and (3) the level of the sub-advisory fees that would be paid to
M&P for its services to the USA Global Fund.

The Board first considered the nature,  extent and quality of the services to be provided by M&P. The Board  considered  the quality of the portfolio  management services to be provided to the USA Global Fund,  based on the information  given to the Board; the experience of M&P's portfolio  management team; the quality of
M&P's  reputation;  and the operations and financial  strength of M&P. The Board further  considered  M&P's  expertise with and  performance  record of its other clients with similar  investment  mandates as the USA Global Fund. The Directors took into  consideration and were satisfied with the  qualifications,  expertise and  performance  of the  management  team  that  would be  responsible  for the management  of the USA Global  Fund.  Based on the  totality of the  information considered, the Board concluded that M&P had the ability to provide sub-advisory services to the USA Global Fund.

The Board then  considered  the fees  payable  under the  Interim  and  Proposed
Sub-Advisory  Agreement by the Adviser with respect to M&P's services to the USA
Global Fund. The Board  considered that under the Interim  Agreement,  M&P's fee would not exceed  0.33% of the average  daily net assets of the USA Global Fund.
The  Board  then  considered  that the  compensation  payable  to M&P  under the
Proposed  Sub-Advisory  Agreement is identical  to the  compensation  previously provided  to KCM  under  the  KCM  Agreement.  The  Board  then  considered  the additional  services the Adviser  would be  providing to the Fund in  connection with  monitoring  and  supervising  multiple  sub-advisers  throughout  the Fund complex instead of just one. The Board then considered the sub-advisory  fees as compared the other investment company managed by M&P and concluded that the fees that M&P would  received  for its services to the USA Global Fund were below the fees charged by M&P for such  investment  company  managed.  With respect to the possibility of realizing economies of scale with respect to the USA Global Fund, the Board  noted that the fee  schedule to be paid by the Adviser to M&P for its services was less than the fee schedule that M&P offered to the other investment company that it manages and that the fee is already  discounted to less than the lowest breakpoint available.

The Board then  considered the "fall out" or ancillary  benefits that may accrue to M&P as a result of its  relationship  with the USA Global  Fund;  such as the research  services  available to M&P through soft dollar brokerage  commissions.
The Board noted that there did not appear to be any other  significant  benefits in this regard.  With respect to profitability,  the Directors took into account the Adviser's on-going  monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past  performance,  fee and expense  information and the profitability,  ancillary benefits and other  considerations as described above, and in light of the  nature,  extent and  quality of  services to be provided by
M&P, the Board concluded that the level of fees to be paid to M&P is reasonable.

The  Independent  Directors  met in  executive  session  with their  independent counsel to discuss  their  fiduciary  duties and the relevant  factors that they should  consider  during  their  evaluation.  In voting to approve  the  Interim
Agreement and the Proposed  Sub-Advisory  Agreement,  the Board  considered  all relevant  factors.  The Board did not  identify  any  single  factor as being of paramount  importance  and each  Director  gave  varying  weights to each factor according to his own judgment.  The Directors  determined that they had received adequate  information and were able to conclude that the approval of the Interim
Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the USA Global Fund and its shareholders.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(J) - THE APPROVAL OF A NEW
             SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND M&P FOR
                               THE USA GLOBAL FUND

--------------------------------------------------------------------------------

                                   PROPOSAL 4:

            TO APPROVE A MANAGER OF MANAGERS STRUCTURE FOR EACH FUND

--------------------------------------------------------------------------------

                         (Applicable Funds - All Funds)

INTRODUCTION

The Manager of Managers  Structure (as defined  below) is intended to enable the
Funds to operate  with  greater  efficiency  by  allowing  the Adviser to employ sub-advisers best suited to the needs of the Funds without incurring the expense and delays  associated  with obtaining  shareholder  approval of sub-advisers or sub-advisory  agreements.  Ordinarily,  federal law requires  shareholders  of a mutual fund to approve a new  sub-advisory  agreement  before such  sub-advisory agreement may become effective.  Specifically,  Section 15 of the 1940 Act makes it  unlawful  for any person to act as an  investment  adviser  (including  as a sub-adviser) to a mutual fund,  except  pursuant to a written  contract that has been  approved by  shareholders.  Section 15 also  requires  that an  investment advisory  agreement  (including a sub-advisory  agreement)  provide that it will terminate  automatically  upon its  "assignment,"  which,  under  the 1940  Act, generally includes the transfer of an advisory agreement itself or the change in control of the investment adviser through the transfer of a controlling block of the investment adviser's outstanding voting securities.

To comply  with  Section  15 of the 1940 Act,  a Fund  must  obtain  shareholder
approval  of  a   sub-advisory   agreement  in  order  to  employ  one  or  more
sub-advisers, replace an existing sub-adviser,  materially change the terms of a sub-advisory  agreement or continue the  employment  of an existing  sub-adviser
when  that  sub-adviser's   sub-advisory  agreement  terminates  because  of  an
"assignment."

Pursuant to the current Management  Agreement between the Funds and the Adviser,
the  Adviser,   subject  to  the  supervision  of  the  Board  and  approval  of shareholders,  serves as each Fund's investment manager. As such, the Adviser is responsible for, among other things, managing the assets of each Fund and making decisions  with respect to purchases  and sales of  securities  on behalf of the
Funds.  The Adviser is  permitted  under the  Management  Agreement,  at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for a Fund for which the Adviser is  responsible  under such
Agreement. If the Adviser delegates investment advisory duties to a sub-adviser, the Adviser  remains  responsible  for all  advisory  services  furnished by the
sub-adviser.   Before  the  Adviser  may  engage  a  sub-adviser   for  a  Fund,
shareholders of the Fund must approve the agreement with such sub-adviser.

The proposed "manager of managers" structure, however, would permit the Adviser, as the Funds' investment  manager,  to appoint and replace  sub-advisers,  enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf  of a  Fund  without  shareholder  approval  (the  "Manager  of  Managers
Structure").  The employment of the Manager of Managers Structure on behalf of a
Fund,  however,  is  contingent  upon either (i) the Company's and the Adviser's receipt of exemptive  relief from the U.S.  Securities  and Exchange  Commission
(the  "SEC"),  or  (ii)  the  adoption  of a rule  by the  SEC  authorizing  the employment  of a Manager of  Managers  Structure.  In either  case,  a Fund must obtain  shareholder  approval  before it may  implement  the Manager of Managers
Structure.  Because a meeting of  shareholders  is needed to approve  the Funds'
Sub-Advisory  Agreements,  to  elect a Board of  Directors  and to vote on other matters,  the Board  determined to seek  shareholder  approval of the Manager of
Managers  Structure  at the  Meeting  to  avoid  additional  meeting  and  proxy solicitation  costs in the  future.  There can be no  assurance  that  exemptive relief will be granted by the SEC or that a rule authorizing the employment of a
Manager of Managers structure will be adopted by the SEC.

Adoption and use by a Fund of the Manager of Mangers Structure would only enable
the  Adviser  to  hire  and  replace  a  sub-adviser  (or  materially   amend  a
sub-advisory  agreement) without shareholder  approval.  The Manager of Managers
Structure would not: (i) permit investment  management fees paid by a Fund to be
increased   without   shareholder   approval;   or  (ii)  change  the  Adviser's
responsibilities  to a Fund,  including  the  Adviser's  responsibility  for all advisory services furnished by a sub-adviser.

At the  meeting  of the Board of  Directors  held on June 27,  2007  (the  "June
Meeting"),  the  Board,  including  a  majority  of the  Independent  Directors, approved the use of the Manager of Managers  Structure,  subject to  shareholder approval and action by the SEC as described  above. As noted above,  the Manager of Managers  Structure  is intended to enable the Funds to operate  with greater efficiency  and  without  incurring  the  expense  and  delays  associated  with obtaining shareholder approval of sub-advisers or sub-advisory agreements. While the  Adviser  and the  Board do not  immediately  expect to use the  Manager  of
Managers Structure after receipt of necessary SEC approval (by order or rule) by replacing one or more sub-advisers to manage a Fund's portfolio, the Adviser and the  Board do intend to make use of such  structure  in the  future in the event they believe that doing so would likely enhance Fund  performance by introducing a different  investment style or focus. The Board determined to seek shareholder approval of the Manager of Managers  Structure in  connection  with the Meeting, which was otherwise  required to be held, to avoid additional  meeting and proxy solicitation costs in the future.

The Adviser and the Board believe that the employment of the Manager of Managers
Structure  will:  (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new  sub-adviser  when the Adviser and the Board believe that such  appointment  would be in the best  interests of that  Fund's  shareholders;  and (2) help the Funds to  enhance  performance  by permitting  the Adviser to allocate and  reallocate a Fund's assets among itself and one or more  sub-advisers  when the  Adviser and the Board  believe  that it would be in the best  interests of that Fund's  shareholders  (for  example,  to engage a sub-adviser with a different  investment style if deemed appropriate by the Adviser and the Board).

Based on the above,  the Board of  Directors  is hereby  soliciting  shareholder approval of the employment of the Manager of Managers  Structure with respect to each Fund.

FUTURE RIGHTS OF SHAREHOLDERS TO VOTE ON SUB-ADVISORY AGREEMENTS

If this  Proposal is  approved,  the Adviser in the future would be permitted to appoint and replace sub-advisers (including the Sub-Adviser that may be approved at this  Meeting)  for a Fund and to  enter  into,  and  approve  amendments  to sub-advisory  agreements  without  first  obtaining  shareholder  approval.  The employment of the Manager of Managers  Structure is contingent  upon the receipt by the  Company  and the  Adviser of  exemptive  relief  from the SEC and/or the adoption  of a rule by the SEC  authorizing  the  employment  of the  Manager of
Managers Structure.  In all cases, however, (i) the Board,  including a majority
of  the  Independent  Directors,   must  approve  new  or  amended  sub-advisory
agreements;  (ii)  shareholder  approval  would  not  be  necessary;  (iii)  the
Adviser's  responsibilities  to a Fund would  remain  unchanged;  and (iv) there would be no  increase  in  investment  management  fees  paid by a Fund  without further  shareholder  approval.  Until receipt of exemptive  relief from the SEC and/or the adoption of an SEC rule  authorizing  the  employment of a Manager of
Managers Structure, the Adviser will only enter into new or amended sub-advisory agreements with shareholder approval, to the extent required by law.

Sub-advisory  agreements with  sub-advisers that are affiliated with the Adviser
("Affiliated  Sub-advisers"),  if any,  generally  would  remain  subject to the shareholder approval requirement.  The Company and the Adviser may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation,  which would permit the Adviser to enter
into  new  or  materially   modify   sub-advisory   agreements  with  Affiliated
Sub-advisers without shareholder  approval.  Therefore,  under this Proposal, we are seeking  shareholder  approval to apply the Manager of Managers Structure to
Affiliated Sub-advisers, subject to necessary regulatory relief.

If this  Proposal  is not  approved by a Fund's  shareholders,  then the Adviser would only enter into new or materially  amended  sub-advisory  agreements  with shareholder  approval,  causing  delay and  expense  in  making a change  deemed beneficial to that Fund and its shareholders by the Board of Directors.

CONDITIONS OF THE ORDER AND/OR THE RULE

If still  necessary  under  current  SEC  rules,  the  Company  and the  Adviser anticipate  seeking  the  necessary  approval  from  the SEC  immediately  after receiving  shareholder approval of this Proposal.  Such approval would be in the form of an  exemptive  order  permitting  the  Adviser  to employ a  Manager  of
Managers Structure with respect to the Funds (the "Order"). On October 23, 2003, the SEC  proposed  Rule 15a-5 under the 1940 Act that,  if adopted as  proposed, would  permit  the  Company  and the  Adviser  to employ a Manager  of  Managers
Structure  with respect to the Funds  without  obtaining the Order (the "Rule"), provided that  shareholders of a Fund approve the Manager of Managers  Structure prior to  implementation.  To date, the proposed Rule has not been adopted.  You are also being asked to approve this Proposal and permit the  implementation  of the Manager of Managers  Structure for your Fund  contingent upon the receipt by the Company and the Adviser of the Order or the adoption of the  proposed  Rule, whichever  is  earlier.  There is no  assurance  that  exemptive  relief will be granted or that the proposed Rule will be adopted.

The Order  would  grant a Fund  relief  from  Section  15(a) of the 1940 Act and certain  rules under the 1940 Act so that the Company and the Adviser may employ the Manager of Managers  Structure  with  respect to a Fund,  subject to certain conditions,  including the approval of this Proposal by the Fund's shareholders.
Neither  a Fund  nor  the  Adviser  would  rely on the  Order  unless  all  such conditions have been met. Upon finalization of the proposed Rule, it is expected that the Order  will  expire  and that a Fund  using  the  Manager  of  Managers
Structure  will comply with the then final  Rule's  requirements.  The  ultimate conditions  that would be included in the final Rule are  expected to be similar to those included in the Order,  but the conditions  could differ to some extent from the conditions imposed under the final Rule. The conditions for relief that will be in the  application  for the  Order  are  expected  to be  substantially similar to those  customarily  included in similar  applications  filed by other investment  company  complexes and approved by the SEC. Such  conditions  are as follows:

(1) the Adviser will  provide,  pursuant to the  Management  Agreement,  general management services to a Fund,  including overall supervisory  responsibility of the general  management  and  investment  of the Fund's  assets and,  subject to review and approval of the  appropriate  Board,  will (i) set the Fund's overall investment  strategies,  (ii)  evaluate,  select and recommend  sub-advisers  to manage  all  or a  portion  of the  Fund's  assets,  (iii)  allocate  and,  when appropriate,  reallocate the Fund's assets among one or more sub-advisers,  (iv)
monitor and  evaluate  sub-adviser  performance,  and (v)  implement  procedures
reasonably   designed  to  ensure  that  sub-advisers  comply  with  the  Fund's investment objective, policies and restrictions;

(2) Before a Fund may rely on the Order, the operation of the Fund pursuant to a
Manager of  Managers  Structure  will be  approved  by a majority  of the Fund's outstanding voting shares as defined in the 1940 Act;

(3) The  Prospectus  for the Fund will  disclose the  existence,  substance  and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers  Structure.  The Prospectus  will  prominently disclose that the Adviser has ultimate  responsibility,  subject to oversight by the Board, to oversee the sub-advisers  and recommend their hiring,  termination and replacement;

(4) Within 90 days of the hiring of any new  sub-adviser,  the Fund will furnish its shareholders with an information  statement containing all information about the new  sub-adviser,  including,  as  applicable,  aggregate  fees  paid to the
Adviser and Affiliated  Sub-advisers  and aggregate fees paid to  non-affiliated sub-advisers.  The information  statement  provided by the Fund will include all information required by Regulation 14C, Schedule 14C and Item 22 of Schedule 14A
under the Securities Exchange Act of 1934, as amended (except as modified by the
Order to permit the aggregate fee disclosure previously described);

(5) No Director or officer of the Company nor director or officer of the Adviser will own directly or indirectly (other than through a pooled investment  vehicle that is not controlled by such person) any interest in a sub-adviser  except for
(i)  ownership  of  interests  in the  Adviser or any entity that  controls,  is controlled by, or is under common control,  with the Adviser;  or (ii) ownership of less than 1% of the outstanding  securities of any class of equity or debt of a  publicly  traded  company  that is either a  sub-adviser  or an  entity  that controls, is controlled by or is under common control with a sub-adviser;

(6) At all times, a majority of the Board will be Independent Directors, and the nomination of new or additional  Independent Directors will be placed within the discretion of the then-existing Independent Directors;

(7) Whenever a  sub-adviser  change is proposed for the Fund with an  Affiliated
Sub-adviser,  the Board, including a majority of the Independent Directors, will make a separate  finding,  reflected in the applicable Board minutes,  that such change is in the best  interests of the Fund and its  shareholders  and does not involve a  conflict  of  interest  from  which  the  Adviser  or the  Affiliated
Sub-adviser derives an inappropriate advantage;

(8) As  applicable,  the Fund will  disclose in its  registration  statement the aggregate fee disclosure referenced in condition four above;

(9)  Independent  counsel  knowledgeable  about  the 1940 Act and the  duties of
Independent  Directors  will be engaged to represent the  Company's  Independent
Directors. The selection of such counsel will be placed within the discretion of the Independent Directors;

(10) The Adviser will provide the Board, no less frequently than quarterly, with information  about  the  Adviser's  profitability  on  a  per-Fund  basis.  This
information   will  reflect  the  impact  on  profitability  of  the  hiring  or termination of any sub-adviser during the applicable quarter;

(11) Whenever a sub-adviser is hired or terminated, the Adviser will provide the
Board  with   information   showing  the  expected   impact  on  the   Adviser's
profitability;

(12) The Adviser and a Fund will not enter into a  sub-advisory  agreement  with any Affiliated Sub-adviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund;(1) and

(13) The Order  will  expire on the  effective  date of the  proposed  Rule,  if adopted.

------------------------
(1) As discussed above,  however,  you are being asked to approve the Manager of
Managers   Structure  with  respect  to  Affiliated   Sub-advisers  as  well  as
sub-advisers  who are not  affiliated  with the  Adviser,  subject to receipt of further  regulatory  approval  either  through an SEC rule or exemptive  relief.
Therefore,  if the Company were to obtain such further  regulatory  approval and shareholders  approved  this  Proposal,  the Board  could  appoint  and  replace
Affiliated, as well as unaffiliated, Sub-advisers without shareholder approval.

BENEFITS TO THE FUNDS

The Board believes that it is in the best interests of each Fund's  shareholders to allow the Adviser the maximum  flexibility to appoint,  supervise and replace sub-advisers and to amend sub-advisory  agreements without incurring the expense and potential delay of seeking  specific  shareholder  approval.  The process of seeking  shareholder  approval is  administratively  expensive to a Fund and may cause delays in executing changes that the Board and the Adviser have determined are  necessary  or  desirable.  These  costs are  often  borne  entirely  by the applicable  Fund (and  therefore  indirectly  by such Fund's  shareholders).  If shareholders  approve the policy authorizing a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the
Fund to appoint a sub-adviser,  when the Board and the Adviser  believe that the appointment would be in the best interests of the Fund and its shareholders.

Although shareholder  approval of new sub-advisory  agreements and amendments to existing  sub-advisory  agreements is not required under the proposed Manager of
Managers  Structure,   the  Board,  including  a  majority  of  the  Independent
Directors,  would continue to oversee the sub-adviser  selection process to help ensure that  shareholders'  interests are  protected  whenever the Adviser would seek to select a sub-adviser or modify a sub-advisory  agreement.  Specifically, the Board,  including a majority of the  Independent  Directors,  would still be required to evaluate  and approve  all  sub-advisory  agreements  as well as any
modification   to  an  existing   sub-advisory   agreement.   In  reviewing  new
sub-advisory  agreements or modifications to existing  sub-advisory  agreements, the Board will  analyze  all  factors  that it  considers  to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the  sub-adviser,  the investment  performance of the assets  managed  by  the  sub-adviser  in  the  particular  style  for  which  a sub-adviser  is sought,  as well as the  sub-adviser's  compliance  with federal securities laws and regulations.

BOARD CONSIDERATION

In determining that the Manager of Managers  Structure was in the best interests of Fund  shareholders,  the  Board,  including  a  majority  of the  Independent
Directors,  considered the factors below, and such other factors and information they deemed  relevant,  prior to approving and  recommending the approval of the
Manager of Managers Structure:

(1)  A  Manager  of  Managers  Structure  will  enable  the  Adviser  to  employ sub-advisers  with  varying  investment  styles or  investment  focuses  to help enhance performance by expanding the securities in which a Fund may invest;

(2) A Manager  of  Managers  Structure  will  enable  the  Adviser  to  promptly reallocate  Fund assets  among one or more  sub-advisers  in response to varying market conditions;

(3) A Manager of Managers  Structure  will enable the Board to act more quickly, with less expense to a Fund, in appointing new  sub-advisers  when the Board and the Adviser believe that such appointment would be in the best interests of Fund shareholders;

(4) The Adviser would be directly responsible for (i) establishing procedures to monitor a  sub-adviser's  compliance with the Fund's  investment  objectives and
policies,   (ii)  analyzing  the   performance  of  the  sub-adviser  and  (iii)
recommending  allocations  and  reallocations  of Fund assets  among one or more sub-advisers; and

(5) No  sub-adviser  could be  appointed,  removed  or  replaced  without  Board approval and involvement.

Further,  the  Independent  Directors were advised by independent  legal counsel with respect to these matters.

REQUIRED VOTE

Each Fund will vote  separately on Proposal 4.  Accordingly,  Proposal 4 will be approved  with  respect  to a Fund only if  shareholders  of that  Fund  approve
Proposal 4. Approval of Proposal 4 by each Fund's  shareholders will require the affirmative vote of a majority of outstanding  shares of such Fund, as that term is defined in the 1940 Act.  Under the 1940 Act,  the vote of a "majority of the outstanding  shares" means the vote of (1) 67% or more of the voting  securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding  shares are present or represented by proxy, or (2) more than 50% of the outstanding  voting  securities  entitled to vote on the Proposal, whichever is less.

               THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4 -
                THE APPROVAL OF A MANAGER OF MANAGERS STRUCTURE

--------------------------------------------------------------------------------

                                   PROPOSAL 5:

   TO APPROVE MODIFICATIONS OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

     (THIS PROPOSAL INVOLVES SEPARATE VOTES ON PROPOSALS 5(A) THROUGH 5(H))

--------------------------------------------------------------------------------

                         (Applicable Funds - All Funds)

COMMON INFORMATION FOR PROPOSALS 5(A) - 5(H)

Introduction

Each Fund is subject  to  certain  "fundamental"  investment  restrictions  that govern  the  Fund's  investment  activities.  Under the 1940 Act,  "fundamental"
investment  restrictions  may be  changed  or  eliminated  only if  shareholders approve such action. In addition,  certain investment  restrictions  relating to specified  activities  are required to be  fundamental.  A fund is at liberty to
make  other   restrictions   fundamental,   depending   upon  other   regulatory
requirements or marketing considerations.

Over the years,  as new Funds have been  created,  the  investment  restrictions relating  to the  same  types of  activities  were  expressed  in a  variety  of different ways for different Funds. Many of the differences reflect changes over time in the positions of the staff of the SEC or other regulatory  requirements.
Many older Funds are subject to  restrictions  that were  adopted in response to regulatory,  business or industry  conditions that no longer exist. In addition, most Funds were required to adopt certain investment restrictions in response to state  securities laws and  regulations  and at the request of individual  state securities  regulators,  who  previously  had the  authority to require Funds to include various  state-specific  investment  restrictions  in Fund  registration materials.

Under the National Securities Markets Improvements Act of 1996 ("NSMIA"), states are now preempted from  regulating the content of mutual fund  prospectuses  and other mutual fund  disclosure  documents,  and from mandating that funds operate subject to  state-imposed  investment  restrictions.  The proposed  standardized fundamental investment restrictions are drafted to reflect all current legal and regulatory  requirements under the 1940 Act. Certain Funds' existing  investment restrictions  vary  only  slightly  (and  not  substantively)  from  what is now considered to be the standard  forms of investment  restrictions.  Approving the amendment or elimination of certain fundamental investment  restrictions for the
Funds will  serve to (i)  update  those  investment  restrictions  that are more restrictive  than what is currently  required,  are no longer required under the federal  securities laws or are not required to be treated as  fundamental;  and
(ii) conform and standardize each Fund's fundamental investment restrictions. In general, the proposed restrictions would (i) simplify, modernize and standardize the  Funds'  fundamental  investment  restrictions;  and  (ii)  eliminate  those fundamental  investment  restrictions that are no longer required by the federal securities  laws,  interpretations  of the SEC or state  securities  law,  or as preempted by NSMIA.

There are several  advantages  to  revising  the Funds'  fundamental  investment restrictions  at this time.  First,  by reducing the total number of fundamental investment  restrictions  and/or  updating  their language now, the Funds may be able  to  minimize  the  costs  and  delays  associated  with  obtaining  future shareholder  approval to revise  fundamental  investment  restrictions that have
become  outdated  or  inappropriate.   Second,   the  investment   adviser's  or
sub-advisers'  ability  to  manage  a Fund's  assets  in a  changing  investment environment  may be enhanced  because the Fund,  to the extent it  currently  is subject  to  more  restrictive  or  outdated  restrictions,  will  have  greater investment management flexibility to respond to market, industry,  regulatory or technical  changes by seeking  Board,  rather than  shareholder,  approval  when necessary.  Finally, the standardized  fundamental  investment  restrictions are expected to enable the Funds and their service providers to more efficiently and easily  monitor  portfolio  compliance  across  the Funds  and will  help  avoid conflicts  among  restrictions  whose language  varies only slightly from one to another.

None of the proposed  changes in investment  restrictions are expected to have a material  impact on the way the Funds'  investments  are currently  managed.  In fact, some of the proposed  restrictions are substantially similar to the Funds'
current investment  restrictions.  The investment restrictions that are required to be classified as fundamental  investment  restrictions will replace the older versions of similar fundamental investment restrictions and will be standardized for  all  the  Funds.  Each  Fund's  remaining  current  fundamental  investment restrictions,  if  applicable,  which are not required to be fundamental by law, are being  proposed to be eliminated  at this  Meeting.  See Proposal 7 for more information  on the  Proposal  to  eliminate  certain of the Funds'  fundamental investment restrictions.

The Board is recommending that shareholders approve the amendments to the Fund's fundamental investment  restrictions as set forth in Proposals 5(a) through 5(h)
below,  principally  because such fundamental  investment  restrictions are more restrictive  than is  required  under  the  federal  securities  laws and  their amendment would provide a Fund with greater  investment  flexibility to meet its investment objective.  The proposed fundamental investment restrictions not only
satisfy  current  federal  regulatory  requirements,   but  also  generally  are
formulated to provide the Fund with the  flexibility to respond to future legal, regulatory,  market or  technical  changes.  In  addition,  the  Funds'  current fundamental investment  restrictions are outlined in the By-Laws of the Company.
By voting "FOR" the  modernization  and  elimination  of the Funds'  fundamental investment  restrictions,  shareholders  would also be approving an amendment to the By-Laws of the Company to reflect such changes to the fundamental investment restrictions of the Funds.

The Board does not  anticipate  that the proposed  amendments  to certain of the
Fund's  restrictions,  individually or in the aggregate,  will materially affect the way a Fund is  managed.  Should the Board  determine  at a later date that a material  modification to an investment policy that would be permitted under the changed  restrictions  is  appropriate  for the Fund,  notice of any such change would be provided to shareholders. However, the Board believes that the proposed changes are in the best interests of each Fund and its shareholders as they will modernize the fundamental investment restrictions and should enhance each Fund's ability to achieve its investment objective.

The eight proposed new fundamental  investment  restrictions are described below in Proposals  5(a) - 5(h).  Exhibit E contains each Fund's  current  fundamental investment  restrictions  that are  proposed to be replaced by the  proposed new
fundamental  investment  restrictions.   Any  Proposals  that  are  approved  by
shareholders will be effective immediately, subject to appropriate amendments to the Fund's registration statement filed with the SEC.

Shareholder Approval

Approval of Proposals 5(a) - 5(h) by each Fund's  shareholders  will require the affirmative vote of a majority of outstanding  shares of such Fund, as that term is defined in the 1940 Act.  Under the 1940 Act,  the vote of a "majority of the outstanding  shares" means the vote of (1) 67% or more of the voting  securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding  shares are present or represented by proxy, or (2) more than 50% of the outstanding  voting  securities  entitled to vote on the Proposal,  whichever is less. If the  redesignation of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment objective will remain fundamental and, to the  extent  mandated  by  applicable  law,  shareholder  approval  (and  its attendant costs and delays) will continue to be required prior to any change.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF PROPOSALS 5(A) - 5(H)

SUB-PROPOSAL 5(A):  TO AMEND THE FUNDAMENTAL  INVESTMENT  RESTRICTIONS REGARDING
                    BORROWING (APPLICABLE FUNDS - ALL FUNDS)

Proposed Restriction

Proposed Borrowing Fundamental Investment Restriction:  Each Fund may not borrow money or issue senior securities,  except as the Investment Company Act of 1940, as amended, any rule, exemption or order thereunder, or SEC staff interpretation thereof, may permit.

Discussion of Proposed Change

The 1940 Act imposes  certain  limits on mutual  funds with respect to borrowing money.  The purpose for such  limitation  is to protect  shareholders  and their investments by ensuring that a fund does not subject its assets to any claims of creditors who would be entitled to dividends or rights on  liquidation of a fund that would have to be satisfied before those shareholders. In addition, the 1940
Act  limitations  reflect a  Congressional  intent to limit a fund's exposure to payments  to  creditors  so that a fund  might not  experience  difficulties  in managing a  portfolio  to meet debt  payment  obligations  while  still  meeting redemption  requests on demand.  Under the 1940 Act,  policies and  restrictions relating to borrowing and senior securities must be fundamental.

The current investment restrictions concerning borrowing vary from Fund to Fund.
The Funds' current borrowing restrictions are listed in Exhibit E. The borrowing restrictions of the Mid Cap Value Fund,  Science & Technology Fund and Small Cap
Fund are substantially the same as the proposed restriction and generally permit borrowing to the extent  allowed under the 1940 Act,  while the  Balanced,  High
Yield, Large Cap and USA Global Funds' borrowing restriction limits borrowing to
10% of total assets, rather than the 33 (1)/3% permitted by law. Further,  these
Funds only permit  borrowing "for temporary or emergency  purposes" and prohibit borrowing  for  leveraging  purposes.  The  adoption  of a single,  standardized fundamental  investment  restriction  that  covers  both  borrowing  and  senior securities  (see  Proposal  5(b)  below) is  designed  to  reflect  all  current regulatory  requirements  and will  provide  the Funds with the  flexibility  to borrow to the extent permitted under the 1940 Act.

Under the 1940 Act, a mutual fund is  permitted  to borrow up to 5% of its total assets for temporary  purposes and may also borrow from banks,  provided that if borrowings  exceed 5%, the fund must have  assets  totaling at least 300% of the borrowing  when the amount of the borrowing is added to the fund's other assets.
The effect of this  provision is to allow a fund to borrow from banks amounts up to one-third (33 (1)/3%) of its total assets (including those assets represented by the borrowing).  Mutual funds may desire to borrow money to meet  redemptions while  waiting for cash from sales of new shares  without  being  forced to sell portfolio  securities before they would have otherwise been sold. This technique allows  funds  greater  flexibility  to buy and sell  portfolio  securities  for investment or tax  considerations,  rather than because of a need for short-term cash.

Because the proposed  borrowing  restriction  would  provide  certain Funds with
additional  borrowing  flexibility,   to  the  extent  that  a  Fund  uses  such
flexibility in the future,  the Fund may be subject to some additional costs and risks  inherent  to  borrowing,  such as  reduced  total  return  and  increased volatility. The additional costs and risks to which the Funds may be exposed are limited,  however, by the borrowing  limitations imposed by the 1940 Act and any rule, exemption or interpretation  thereof that may be applicable.  In addition, no Fund  currently  anticipates  changing its current policy with respect to its borrowing activities.

The Board  recommends  that  shareholders  approve  the  fundamental  investment restriction set forth above for each Fund. The proposed  investment  restriction will  standardize  the borrowing  restriction  among all Funds and is drafted to provide  flexibility  for  Funds to  respond  to  legal,  regulatory  or  market developments.  For  most  of the  Funds,  the  proposed  investment  restriction
provides   substantially  more  flexibility  than  their  current  restrictions;
however,  adoption  of the amended  restriction  is not  expected to  materially affect the way the Funds are currently managed or operated.

             THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5(A) -
               THE APPROVAL OF THE AMENDED FUNDAMENTAL INVESTMENT
                        RESTRICTIONS REGARDING BORROWING

SUB-PROPOSAL 5(B):  TO AMEND THE FUNDAMENTAL  INVESTMENT  RESTRICTIONS REGARDING
                    ISSUING SENIOR SECURITIES (APPLICABLE FUNDS - ALL FUNDS)

Proposed Restriction

Proposed Senior Securities Fundamental Investment Restriction: Each Fund may not
borrow money or issue senior securities, except as the Investment Company Act of
1940,  as  amended,  any  rule,  exemption  or order  thereunder,  or SEC  staff interpretation thereof, may permit.

Discussion of Proposed Change

The 1940 Act  imposes  certain  limits on mutual  funds with  respect to issuing senior securities.  The purpose for such limitations is to protect  shareholders and their investments by ensuring that a Fund does not subject its assets to any claims of senior  security  holders who would be entitled to dividends or rights on  liquidation  of the  Fund  that  would  have to be  satisfied  before  those shareholders.  In addition,  the 1940 Act  limitations  reflect a  Congressional intent to limit a Fund's exposure to payments to senior security holders so that a Fund might not  experience  difficulties  in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the
1940 Act,  policies  and  restrictions  relating  to senior  securities  must be fundamental.

A senior  security is defined under the 1940 Act generally as an obligation of a fund with  respect to its  earnings  or assets  that takes  precedence  over the claims of the fund's  shareholders  with respect to the same earnings or assets.
The 1940 Act generally prohibits mutual funds from issuing senior securities, in order to limit the ability of mutual funds to use leveraging. In general, a fund uses  leveraging  when it  borrows  money to make  investments,  or enters  into securities  transactions  without  being  required to make payment until a later point in time. SEC staff interpretations,  however, allow mutual funds to engage in a number of types of transactions  which might be considered to raise "senior securities" or leveraging concerns,  as long as certain conditions are met which are  designed to protect  fund  shareholders.  The  conditions  to protect  fund shareholders under the SEC staff interpretations require the fund to mark on its books cash or liquid  securities  to cover its future  obligations,  in order to avoid the creation of a senior  security.  For  example,  a fund could engage in short  sales,  certain  options and  futures  transactions,  reverse  repurchase agreements and enter into securities  transactions that obligate the fund to pay money at a future date  (when-issued,  forward  commitment  or delayed  delivery transactions).

The Funds' current  fundamental  investment  restrictions  generally  permit the issuance of senior  securities to the extent  permitted  under the 1940 Act. The
Funds'  current  restrictions  regarding the issuance of senior  securities  are listed in Exhibit E. In  addition,  some Funds also have  separate  restrictions pertaining to short sales and margin  purchases (as discussed in further  detail
in   Proposal   7),   which  are   considered   senior   securities   under  SEC
interpretations.  The proposed fundamental  investment  restriction will clarify the Funds' ability to take full  advantage of the issuance of senior  securities to the  extent  permitted  under the 1940 Act and any rule,  exemption  or order thereunder, or SEC staff interpretation thereof.

The Board  recommends  that  shareholders  approve  the  fundamental  investment restriction set forth above for each Fund. The proposed  investment  restriction will  standardize  the borrowing and senior  securities  restrictions  among all
Funds and is  drafted  to  provide  flexibility  for Funds to  respond to legal, regulatory  or  market  developments.  For  a  number  of  Funds,  the  proposed investment  restriction  provides  substantially  more  flexibility  than  their current  restrictions;  however,  adoption  of the  amended  restriction  is not expected  to  materially  affect  the way the Funds  are  currently  managed  or operated. In addition, some of the Funds have an investment restriction that the
Funds  will not  purchase  securities  on margin or sell  securities  short.  If
Proposal 7 is approved, this restriction would be eliminated. See Proposal 7 for more  information  relating to the  elimination  of the  fundamental  investment restriction to not purchase securities on margin or sell securities short.

As  discussed  above,  the Funds have no present  intention  of  changing  their current investment strategies regarding  transactions that may be interpreted as resulting  in the issuance of senior  securities  nor engaging in short sales or purchasing securities on margin.  Therefore,  the Board does not anticipate that any additional material risk to the Funds will occur as a result of amending the current restriction.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5(B) - THE APPROVAL OF
           THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING
                            ISSUING SENIOR SECURITIES

SUB-PROPOSAL 5(C):  TO AMEND THE FUNDAMENTAL  INVESTMENT  RESTRICTIONS REGARDING
                    UNDERWRITING (APPLICABLE FUNDS - ALL FUNDS)

Proposed Restriction
Proposed  Underwriting  Fundamental  Investment  Restriction:  Each Fund may not
underwrite the  securities of other issuers,  except that the Fund may engage in transactions  involving the acquisition,  disposition or resale of its portfolio securities or selling its own shares under  circumstances where it may be deemed to be an underwriter.

Discussion of Proposed Change
Under the 1940 Act, a fund's policy  concerning  underwriting  is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an  underwriter  if the person or company  participates  in the public  distribution of securities of other issuers,  which involves  purchasing the  securities  from the issuer with the intention of re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to  substantial  liability.  Thus,  virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

From time to time,  however,  an investment company may purchase securities in a private  transaction for investment  purposes and later sell or redistribute the securities to institutional investors.  Under these or other circumstances,  the
Fund could  possibly be considered  to be within the technical  definition of an underwriter under the federal  securities laws. SEC Staff  interpretations  have
clarified,   however,   that   re-sales  of  privately   placed   securities  by
institutional  investors,  such as the  Funds,  do not  make  the  institutional investor an  underwriter  in these  circumstances.  In addition,  under  certain circumstances, a Fund may be deemed to be an underwriter of its own securities.

The Funds' current  fundamental  investment  restrictions are  substantially the same as the proposed fundamental investment restriction regarding  underwriting.
The Funds' current fundamental investment  restrictions relating to underwriting can be found in  Exhibit E. The  proposed  fundamental  investment  restriction, however,  will  clarify  the  Funds'  ability  to  operate  under  the SEC staff interpretations as described above.

The Board  recommends  that  shareholders  approve  the  fundamental  investment restriction  regarding  underwriting set forth above for all Funds. The proposed fundamental investment restriction merely clarifies the types of transactions in which  the Fund may  permissibly  engage  and will help to  achieve  the goal of standardization  of  restrictions  among all  Funds.  Adoption  of the  proposed restriction  is not expected to materially  affect the way the Funds are managed or operated,  because each Fund will  continue to be subject to an  underwriting restriction.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5(C) - THE APPROVAL OF
     THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING UNDERWRITING

SUB-PROPOSAL 5(D):  TO AMEND THE FUNDAMENTAL  INVESTMENT  RESTRICTIONS REGARDING
                    REAL ESTATE (APPLICABLE FUNDS - ALL FUNDS)

Proposed Restriction

Proposed  Real  Estate  Fundamental  Investment  Restriction:  Each Fund may not
purchase  or sell  real  estate  unless  acquired  as a result of  ownership  of securities  or other  instruments  and provided that this  restriction  does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in  transactions  in real estate or interests  therein,  investing in securities that are secured by real estate or interests  therein,  or making  purchasing or selling real estate mortgage loans.

Discussion of Proposed Change

Although the 1940 Act does not prohibit an investment  company from investing in real estate,  either  directly or  indirectly,  a fund's  restriction  regarding investment in real estate must be fundamental.  Each Fund's current  fundamental investment  restriction  regarding real estate is  substantially  similar to the
proposed  fundamental  investment  restriction.   Some  of  the  Funds'  current
fundamental  investment  restrictions  relating  to real  estate,  however,  are combined  with those  Funds'  fundamental  investment  restrictions  relating to investment  in  commodities.  The current  fundamental  investment  restrictions relating to real estate can be found in Exhibit E. The adoption of this Proposal would  result in the  creation  of a  separate  real  estate  restriction  and a separate restriction for commodities.

The Board  recommends that  shareholders  approve the  standardized  fundamental investment  restriction  relating  to real  estate for each Fund.  The  proposed restriction is designed to standardize the language describing the types of real estate-related  investments in which a Fund may invest. The proposed fundamental restriction will permit Funds to purchase  securities whose payments of interest or  principal  are secured by  mortgages  or other  rights to real estate in the event of default.  The restriction will also enable Funds to invest in companies within the real estate  industry,  provided such investments are consistent with
the  Fund's  investment   objective  or  policies.   The  proposed   fundamental
restriction  is   substantially   similar  to  the  Funds'  current   investment
restrictions  and,  therefore,  adoption  of  the  proposed  restriction  is not expected to affect the way the Funds are managed or operated.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5(D) - THE APPROVAL OF THE
       AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING REAL ESTATE

SUB-PROPOSAL 5(E):  TO AMEND THE FUNDAMENTAL  INVESTMENT  RESTRICTIONS REGARDING
                    COMMODITIES (APPLICABLE FUNDS - ALL FUNDS)

Proposed Restriction

Proposed  Commodities  Fundamental  Investment  Restriction:  Each  Fund may not
purchase or sell physical  commodities  unless acquired as a result of ownership of securities or other  instruments and provided that this  restriction does not prevent the Fund from engaging in transactions  involving currencies and futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

Discussion of Proposed Change

Under the 1940 Act, a Fund's investment policy relating to the purchase and sale of commodities  must be  fundamental.  The most common types of commodities  are physical  commodities  such as wheat,  cotton,  rice and corn. Under the federal securities and commodities laws,  certain financial  instruments such as futures contracts and options thereon,  including currency futures,  stock index futures or interest rate futures,  are also considered to be  commodities.  Mutual funds often desire to invest in such futures  contracts and options on these and other types of commodity  contracts for hedging  purposes,  to implement a tax or cash management strategy, to enhance returns or for other investment reasons.

The Funds' current fundamental  investment  restriction  regarding investment in commodities  is  substantially  similar to the proposed  fundamental  investment
restriction.   The  proposed  fundamental  investment  restriction  relating  to commodities,  however, clarifies the ability of a Fund to engage in currency and financial  futures  contracts and related options and to invest in securities or other  instruments  that are  secured  by  physical  commodities.  Many of these restrictions  were drafted at a time when financial futures contracts were not a common  investment  technique for mutual funds. In addition,  some of the Funds'
fundamental investment  restrictions regarding commodities are combined with the
Funds' fundamental investment restrictions regarding investments in real estate.
The adoption of this  Proposal  would result in the creation of a separate  real estate  restriction  and a  separate  restriction  for  commodities.  The Funds'
current fundamental investment restrictions regarding investments in commodities can be found in Exhibit E.

The Board  recommends that  shareholders  approve the  standardized  fundamental investment  restriction concerning commodities set forth above for each Fund and separate the  commodities  investment  restriction  from the restriction on real estate (see above).  The use of futures contracts can involve  substantial risks and,  therefore,  a Fund would only invest in such futures  contracts  where the adviser or sub-adviser  believes such investments are advisable and then only to the extent  permitted by any  limitations  that may be established  from time to time by the Board. There is not currently an expectation that any Fund's current use of futures  contracts,  forward  currency  contracts or related options will change.  Thus, it is not currently  anticipated that the proposed  amendments to the investment  restrictions  relating to commodities  would involve  additional material risk to a Fund at this time.  If,  however,  the Adviser or sub-adviser believes that investing in futures contracts, forward foreign currency contracts or related options are advisable,  shareholders  would receive notice  regarding information  about the  futures in which the Fund would be expected to invest as well as information on the related risks. The Funds have no present intention of changing their current investment strategies regarding  commodities.  Therefore, the Board does not anticipate that any additional material risk to the Fund will occur as a result of amending the current restriction.

 THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5(E) - THE APPROVAL OF THE AMENDED
           FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING COMMODITIES

SUB-PROPOSAL 5(F):  TO AMEND THE FUNDAMENTAL  INVESTMENT  RESTRICTIONS REGARDING
                    LENDING (APPLICABLE FUNDS - ALL FUNDS)

Proposed Restriction

Proposed  Lending  Fundamental  Investment  Restriction:  Each Fund may not make loans,  except to the extent permitted by the Investment Company Act of 1940, as amended,  any rule,  exemption or order thereunder,  or SEC staff interpretation thereof,  provided  that  this  restriction  does  not  prevent  the  Fund  from purchasing debt obligations,  other debt instruments, loan participations and/or engaging in direct  corporate loans in accordance with its investment  goals and policies,  entering  into  repurchase  agreements,  and  loaning  its  portfolio securities.

Discussion of Proposed Change

Under the 1940 Act, a fund must  describe,  and  designate as  fundamental,  its policy with  respect to making  loans.  In addition to a loan of cash,  the term
"loans"  may,  under  certain  circumstances,   be  deemed  to  include  certain
transactions  and  investment-related  practices.  Among those  transactions and practices are entering into repurchase agreements,  the purchase of certain debt instruments,  and  lending  of  portfolio  securities.  Securities  lending is a practice  that has become  common in the mutual fund  industry  and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities  transactions.  The  collateral  delivered to a fund in connection  with such a  transaction  is then  invested to provide the fund with additional income. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities and enter into  securities  lending transactions if it provides an exception from the general prohibition.

Under SEC staff interpretations, lending by an investment company, under certain circumstances,  may also give rise to issues  relating to the issuance of senior securities.  To the extent that the Fund enters into lending  transactions under these  limited  circumstances,  the Fund  will  continue  to be  subject  to the limitations  imposed  under  the 1940  Act  regarding  the  issuance  of  senior securities (See Proposal 5(b) above).

The Funds' current investment  restrictions regarding lending generally prohibit the Funds  from  making  loans,  except  that all of the  Funds  may enter  into repurchase  agreements and the AFBA 5Star  Balanced Fund,  AFBA 5Star High Yield
Fund,  AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund  clarifies  that they may purchase publicly distributed debt securities, while the AFBA 5Star Mid
Cap Value Fund,  AFBA 5Star  Science & Technology  Fund and AFBA 5Star Small Cap
Fund clarifies that these Funds may purchase all debt  securities and lend their portfolio  securities.  Certain Funds' current  investment  restrictions  do not permit the Funds to invest in certain types of debt  securities  sold in private placement  transactions,  purchase  loan  participations  or  engage  in  direct corporate loans, even if such investments would otherwise be consistent with the
Funds'  investment  goals and policies.  The Funds' current lending  fundamental investment restrictions can be found in Exhibit E.

The proposed standardized fundamental investment restriction on lending provides that the  Funds may not make  loans to other  persons  except  (1)  through  the lending of portfolio  securities;  (2) through the purchase of debt  securities, other debt and debt related instruments,  loan participations and/or engaging in direct corporate loans in accordance with their respective  investment goals and policies;  and (3) to the extent the entry into a repurchase agreement is deemed to be a loan.  The proposed  investment  restriction  provides some of the Funds
with  greater   flexibility  by  permitting   them  to  invest  in  non-publicly
distributed debt securities,  loan participations and direct corporate loans and engage in securities lending activities.

The Board  recommends that  shareholders  approve the  standardized  fundamental investment  restriction  concerning  lending set forth above for each Fund.  The proposed lending restriction is not expected to materially affect the operations of any Fund;  however,  the authority  provided in the  restriction  expands the limitation  currently  in place for some  Funds.  Because the  proposed  lending restriction  would  provide  some Funds with  greater  flexibility  to invest in non-publicly  distributed debt securities,  loan participations and other direct corporate loans and participate in securities lending activities, such Funds may be exposed to  additional  risks to the extent they  invest in such  securities, including general illiquidity, greater price volatility and the possible lack of
publicly   available   information   about  issuers  of  privately  placed  debt
obligations  and loan  counterparties.  However,  these  risks will be  somewhat offset by Funds' non-fundamental illiquid securities restriction,  which is that each Fund may not  invest  more than 15% of its net  assets in  securities  that cannot be disposed of within  seven days in the  ordinary  course of business at approximately the amount at which the Fund has valued the securities. Therefore, the risks posed by these  investments would be relatively  modest.  Shareholders would receive  information  about the changes to a Fund's lending  practices and the risks  associated  with that practice if any Fund intended to take advantage of the increased lending flexibility.

             THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5(F) -
                          THE APPROVAL OF THE AMENDED
              FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING LENDING

SUB-PROPOSAL 5(G):  TO AMEND THE FUNDAMENTAL  INVESTMENT  RESTRICTIONS REGARDING
                    INDUSTRY CONCENTRATION (APPLICABLE FUNDS - ALL FUNDS)

Proposed Restriction

Proposed  Concentration  Fundamental Investment  Restriction:  Each Fund may not
make  investments that result in the  concentration  (as that term is defined by the  Investment  Company Act of 1940, as amended,  any rule,  exemption or order thereunder or SEC staff interpretation  thereof) of its net assets in securities of issuers in any one industry  (other than  securities  issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities,  or securities of other investment companies).

Discussion of Proposed Change

Under the 1940 Act, a fund's policy  regarding  concentration  of investments in the securities of companies in any particular industry must be fundamental.  The
SEC staff takes the position that a mutual fund  "concentrates"  its investments if it invests more than 25% of its assets  (exclusive  of certain  items such as cash, U.S. government  securities,  securities of other investment companies) in any  particular  industry or group of industries.  An investment  company is not permitted to concentrate its investments in any particular  industry or group of industries  unless it discloses  its intention to do so, and the SEC Staff takes the  position  that  a fund  may  not  reserve  the  right  to  concentrate  its investments in the future.

The  proposed   standardized   concentration   restriction   for  the  Funds  is
substantially  the same as the Funds' current  restrictions,  except that (i) it modifies and  standardizes  the asset measure (from  "assets" to "net assets" in some  instances)  by which  concentration  is  assessed;  and (ii) it  expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction.  The proposed restriction  would  expressly  exempt from the 25% limitation  those  securities issued  or  guaranteed  by  the  U.S.  government  or any  of  its  agencies  or instrumentalities,  and the securities of other investment companies, consistent with SEC staff policy. The proposed  restriction would expressly exempt from the
25% limitation those securities  issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities, and the securities of other investment companies,  consistent  with SEC staff  policy.  The proposed  restriction  thus clarifies the types of U.S. government  securities in which the Fund may invest.
In addition,  the proposed  restriction now makes explicit that such investments are  exempted  from the Funds'  concentration  policy.  Even with this  modified restriction,  however,  the  Funds  would  continue  to  remain  subject  to the limitations  on investments  in other  investment  companies as set forth in the
1940 Act and their  Prospectus.  In brief,  absent such rules or orders from the
SEC, the 1940 Act would prohibit a Fund from investing more than 5% of its total assets in any one  investment  company and investing  more than 10% of its total assets in other investment  companies  overall.  The Fund's current  fundamental investment  restrictions related to concentration of investments can be found in
Exhibit E. The  proposed  restriction  reflects a more  modernized  approach  to industry concentration,  and provides the Funds with investment flexibility that ultimately is expected to help the Funds  respond to future  legal,  regulatory, market or technical changes.

The Board  recommends that  shareholders  approve the  standardized  fundamental investment  restriction set forth above for the Funds.  The proposed  investment restriction will standardize the concentration  restriction for the Funds and is drafted  to provide  flexibility  for the Funds to respond to changes in the SEC staff's  position on  concentration  of investments or to other relevant  legal, regulatory or market developments  without the delay or expense of a shareholder vote.  Adoption  of the  proposed  fundamental  restriction  is not  expected to materially  affect the way the Funds are managed or operated because this change does not  reflect  a change  from  non-concentration  to  concentration  or from concentration to non-concentration for any Fund.

 THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5(G) - THE APPROVAL OF THE AMENDED
      FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INDUSTRY CONCENTRATION

SUB-PROPOSAL 5(H):  TO AMEND THE FUNDAMENTAL  INVESTMENT  RESTRICTIONS REGARDING
                    INDUSTRY  DIVERSIFICATION  OF INVESTMENTS  (APPLICABLE FUNDS
                    -BALANCED  FUND,  HIGH  YIELD  FUND,  LARGE CAP FUND AND USA
                    GLOBAL FUND)

Proposed Restriction

Proposed Diversification of Investments Fundamental Investment Restriction: Each
Fund may not change its  classification  from  diversified  as defined under the
Investment Company Act of 1940, as amended, to non-diversified.

Discussion of Proposed Change

The 1940 Act  requires  each  investment  company to recite in its  registration statement  such  investment  company's  status  as  either  a  "diversified"  or
"non-diversified"  fund. If a Fund is diversified,  then it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the Fund's total  assets,  more than 5% of its total assets would be invested in the  securities  of that issuer,  or the Fund would own or hold more than 10% of the outstanding  voting  securities of that issuer.  Up to 25% of a Fund's total assets may be invested without regard to these limitations.  Under the 1940 Act, these  limitations  do not  apply  to  securities  issued  or  guaranteed  as to principal  or  interest  by the  U.S.  government  or any  of  its  agencies  or instrumentalities, or to the securities of other investment companies.

All of the Funds are currently classified as diversified under the 1940 Act. The
AFBA 5Star Mid Cap Value Fund,  AFBA 5Star  Science &  Technology  Fund and AFBA
5Star  Small  Cap  Fund  currently  have  an  investment  restriction  regarding diversification  of its assets  that is  identical  to the  proposed  investment restriction.  The AFBA 5Star  Balanced  Fund,  AFBA 5Star High Yield Fund,  AFBA
5Star  Large  Cap Fund and  AFBA  5Star  USA  Global  Fund all have  fundamental investment  restrictions  prohibiting  (i)  investments  of more  than 5% of the
Fund's assets in securities  of any one issuer (the "5%  limitation");  and (ii)
the  purchase  of more  than 10% of any class of  voting  securities  of any one company (the "10% limitation").  These fundamental  investment  restrictions are more  restrictive  than the  requirements  of the 1940 Act.  First,  the current diversification  restrictions  apply the 5% and 10%  limitations  to 100% of the
Fund's assets,  rather than to 75% of total assets as permitted by the 1940 Act.
Second,  the current 5% and 10%  limitations do not exclude  securities of other investment  companies or U.S.  government  securities,  as permitted by the 1940
Act. Finally, the 10% limitation applies to any class of securities,  not solely voting securities,  as provided by the 1940 Act. The Fund's current  fundamental investment  restrictions  related to diversification of investments can be found in Exhibit E.

The Board  recommends that  shareholders  approve the  standardized  fundamental investment  restriction  set forth above for the Balanced Fund, High Yield Fund,
Large Cap Fund and USA Global Fund. The proposed  restriction  will  standardize the language of the  restriction  among the various  Funds and provide the Funds with greater investment  flexibility  consistent with the provisions of the 1940
Act and  future  rules or SEC  interpretations.  The  Board  does not  currently anticipate that the adoption of the proposed restriction would materially change the way any of the Funds are managed.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 5(H) - THE APPROVAL OF THE
             AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING
                         DIVERSIFICATION OF INVESTMENTS

--------------------------------------------------------------------------------

                                   PROPOSAL 6:

        TO APPROVE THE RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT
                   OBJECTIVES AND POLICIES AS NON-FUNDAMENTAL

       (THIS PROPOSAL INVOLVES SEPARATE VOTES ON PROPOSALS 6(A) AND 6(B))

--------------------------------------------------------------------------------

                         (Applicable Funds - All Funds)

COMMON INFORMATION FOR PROPOSALS 6(A) - 6(B)

Introduction

Each Fund is subject to a "fundamental"  investment  objective and certain Funds are  subject  to  "fundamental"  investment  policies  that  govern  the  Fund's investment activities.  Currently,  each Fund's investment objective and certain investment policies of the Balanced,  High Yield, Large Cap and USA Global Funds
are  classified as  fundamental.  Under the 1940 Act,  "fundamental"  investment objectives  and  policies  may be changed  or  eliminated  only if  shareholders approve such action. A fund's investment  objective and policies,  however,  are not required to be classified as fundamental  under the 1940 Act,  although many funds'  investment  objectives  are  classified  as such  largely as a result of comments given by state securities  administrators during the state registration process, as well as because of historical drafting conventions.  In light of the elimination  of  substantive  state  securities  administrator  review of mutual funds,  and in order to provide the Funds'  investment  adviser and sub-advisers with enhanced investment management  flexibility to respond to market,  industry or regulatory changes,  the Board is recommending that shareholders  approve the reclassification  of the  Funds'  the  investment  objectives  and  policies  as non-fundamental.

With respect to a majority of the Funds, the Board does not currently anticipate that the approval of the  reclassification  of the Funds' investment  objectives and policies will  materially  affect the way that the Funds are currently being managed. With respect to the Balanced Fund and the High Yield Fund, however, the
Board approved certain changes to each Fund's fundamental  investment  objective and  policies,  pending  shareholder  approval of the  reclassification  of each
Fund's  fundamental  investment  objectives  and policies that would  materially alter the way in which the Funds are managed.

Each Fund's current investment objective and the Balanced, High Yield, Large Cap and USA Global Funds' fundamental  investment  policies are listed in Exhibit F.
See Sub-Proposals 6(a) and 6(b) for a description of the anticipated  changes in such investment objective and policies.

Shareholder Approval

Approval of Proposals 6(a) - 6(b) by each Fund's  shareholders  will require the affirmative vote of a majority of outstanding  shares of such Fund, as that term is defined in the 1940 Act.  Under the 1940 Act,  the vote of a "majority of the outstanding  shares" means the vote of (1) 67% or more of the voting  securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding  shares are present or represented by proxy, or (2) more than 50% of the outstanding  voting  securities  entitled to vote on the Proposal,  whichever is less. If the  redesignation of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment objective will remain fundamental and, to the  extent  mandated  by  applicable  law,  shareholder  approval  (and  its attendant costs and delays) will continue to be required prior to any change.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF PROPOSALS 6(A) - 6(B)

SUB-PROPOSAL 6(A):  TO RECLASSIFY THE FUNDAMENTAL  INVESTMENT  OBJECTIVES OF THE
                    FUNDS AS NON-FUNDAMENTAL (APPLICABLE FUNDS - ALL FUNDS)

As described above, each Fund is subject to a "fundamental" investment objective that  governs the Fund's  investment  activities,  which means that any changes, even those not resulting in significant  changes in the way a Fund is managed or the risks to which it is subject,  may require shareholder  approval.  Under the
1940 Act, a fund's  investment  objective  is not  required  to be  fundamental.
However, many funds' investment  objectives are classified as fundamental.  This practice  arose  largely  as a result  of  comments  given  by state  securities administrators  during  the state  registration  process,  as well as because of historical  drafting  conventions.  A  fundamental  investment  objective may be changed only by vote of a Fund's shareholders.

In  light  of  the  enactment  of  NSMIA,   which  eliminated  state  securities
administrative  review of mutual fund registration  statements,  and in order to provide each Fund  management  with enhanced  flexibility  to respond to market, industry or regulatory changes, the Board has approved the redesignation of each
Fund's   investment   objective   from   fundamental   to   non-fundamental.   A
non-fundamental  investment  objective  may be  changed at any time by the Board without the delay and expense of  soliciting  proxies and holding a  shareholder meeting.

Discussion of Proposed Changes

With the exception of the Balanced Fund and the High Yield Fund,  the Board does not anticipate that the  reclassification  of the Funds'  investment  objectives from fundamental to non-fundamental will alter any Fund's investment  objective.
The reclassification  would, however,  provide the Board with the flexibility to approve a change in a Fund's non-fundamental investment objective in the future, without  the  delays or  expense  of a  shareholder  vote,  if the Board were to determine that such a change would be in the best interests of shareholders.  If this Proposal is approved,  if at any time in the future,  the Board  approves a change in a Fund's  non-fundamental  investment objective,  shareholders will be given notice of the change. In such a case, shareholders will have to reconsider whether  the Fund  continues  to be an  appropriate  investment  vehicle for the shareholder.

With  respect to the  Balanced  Fund and High  Yield  Fund,  however,  the Board approved a change to each  Fund's  investment  objective,  pending  approval  of shareholders of the reclassification of the investment  objective.  Shareholders received  notice  of  these  proposed  changes  in a  supplement  to the  Funds'
Prospectus dated July 16, 2007. The changes would enable the High Yield Fund and the fixed income segment of the Balanced Fund to seek to produce  current income from  investing in higher  quality fixed income  securities,  rather than higher yield, higher risk fixed income securities to produce high current income, as is currently  required  by each  Fund's  investment  objective.  These  anticipated
changes  would  allow  the  new   Sub-Adviser  of  the  Funds,  if  approved  by
shareholders as described in Proposal 3 above, to manage the High Yield Fund and the fixed income segment of the Balanced Fund in accordance  with its investment philosophy  and process.  The Board approved these changes to the High Yield and
Balanced Fund's  investment  objective to minimize each Fund's risks  associated with  investing in higher yield,  higher risk debt  securities  and instead will invest the Funds in core,  high  quality  fixed income  securities.  The current investment  objectives  of each Fund are set forth in Exhibit F and the proposed investment  objectives  of  Balanced  Fund and High  Yield Fund are set forth in
Exhibit G.

In connection  with the High Yield Fund's change in  investment  objective,  the
Board  also  approved  a change in the name of the High  Yield Fund to the "AFBA
5Star Total Return Bond Fund," pending shareholder approval of this Proposal.

The Board  recommends  that  shareholders  approve the  reclassification  of the fundamental  investment  objectives  from  fundamental to  non-fundamental.  The proposed  reclassification will provide the Funds with the flexibility to have a change to a Fund's non-fundamental investment objective approved by the Board in the future,  without the delays or expense of a  shareholder  vote, if the Board were  to  determine  that  such a  change  would  be in the  best  interests  of shareholders.  The Board does not currently anticipate that the reclassification of the Funds' investment  objectives from fundamental to  non-fundamental  would materially  change  the way the Funds are  managed,  with the  exception  of the
Balanced Fund and the High Yield Fund, as described above.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 6(A) - THE APPROVAL OF THE
     RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT OBJECTIVES OF THE FUNDS
                               AS NON-FUNDAMENTAL

SUB-PROPOSAL 6(B):  TO RECLASSIFY  THE  FUNDAMENTAL  INVESTMENT  POLICIES OF THE
                    FUNDS  AS  NON-FUNDAMENTAL  (APPLICABLE  FUNDS - AFBA  5STAR
                    BALANCED  FUND,  AFBA 5STAR HIGH YIELD FUND,  AFBA LARGE CAP
                    FUND AND AFBA 5STAR USA GLOBAL FUND ONLY)

Shareholders are being asked to approve the re-classification of the fundamental investment policies of the Balanced,  High Yield, Large Cap and USA Global Funds
for similar reasons. The Mid Cap Value Fund, Science & Technology Fund and Small
Cap Fund do not  currently  have  investment  policies  that are  classified  as fundamental. A fund's general investment policies govern the manner in which the fund seeks to achieve its principal  investment  objective,  by  specifying  the types of  securities  that may be bought  and sold by the  fund,  as well as the various strategies, techniques or approaches that will be employed by the fund's investment adviser or sub-adviser in managing the fund's portfolio  investments.
Under  the  1940  Act,  a  fund's  investment  polices  are not  required  to be classified as  fundamental.  The Board is proposing to  reclassify  these Funds'
general investment policies as non-fundamental.

Reclassifying the general investment  policies as non-fundamental  would provide the Board  with the  flexibility  in the  future  to modify a Fund's  investment policies  without  incurring  the  costs  and  delays  associated  with  holding shareholder  meetings.  This  flexibility  would  enable a Fund to respond  more quickly to circumstances that the Fund's investment adviser,  sub-adviser or the
Board  believe  warrant  changes  in the  types of  investments,  strategies  or approaches that are employed to achieve the Fund's investment objective. This is the arrangement used by a majority of mutual funds,  and management  believes it would enhance the competitive position of the Funds.

Discussion of Proposed Changes

Each  Fund's  general  investment  policies  govern the manner in which the Fund seeks to achieve its investment objective, by specifying the types of securities that may be bought  and sold by the  fund,  as well as the  various  strategies, techniques  or  approaches  that will be employed by the Fund's  sub-adviser  in managing the Fund's portfolio investments.  Reclassifying the general investment policies as non-fundamental  would provide the Board with the flexibility in the future to modify a Fund's  investment  policies without  incurring the costs and delays associated with holding  shareholder  meetings.  The  reclassification is particularly  important in the wake of the Board's  approval of a  multi-manager approach for the Funds and the Proposal to allow the Funds to  participate  in a
Manager of Managers  Structure,  as  described  in Proposal 4. If the Manager of
Managers  Structure  is  approved,  the  Board  would  be  able to  approve  new sub-advisers for the Funds if they determined that such approval would be in the best interests of a Fund and its shareholders,  without shareholder approval. In replacing  sub-advisers  for the Funds or in hiring new  sub-advisers  to manage portions of a Fund's assets, the Board would also have to approve changes in the investment  philosophy  and  process  of each Fund to  reflect  a  sub-adviser's investment style. If a Fund had to have shareholders approve such changes in the investment  policies of the Funds, the Funds would  experience  additional costs and delays associated with holding  shareholder  meetings that the approval of a
Manager of Managers  Structure  was intended to  eliminate.  If a change to such
investment   policies  were  approved  by  the  Board,  the  Fund  would  notify shareholders of any such change.

If each of the  Sub-Advisers  discussed in Proposal 3 for the Balanced Fund, the
High Yield Fund,  the Large Cap Fund and the USA Global Fund are approved at the
Meeting, certain investment policies, including the stock selection strategy and processes  for each of the Funds may be modified to reflect  each  Sub-Adviser's proprietary  investment  philosophy and process.  The Funds are currently  being
managed  by  the  Sub-Advisers   according  to  the  investment  strategies  and
philosophy  described  in the Funds'  current  Prospectuses.  In  addition,  see
Exhibit F for a description of each of the Balanced,  High Yield,  Large Cap and
USA Global Funds' current fundamental investment policies.

In addition to such changes,  the Board  approved  other changes to the Balanced and High Yield Fund's investment policies.  Financial  Counselors,  Inc. ("FCI")
currently  manages  the High  Yield  Fund and the fixed  income  segment  of the
Balanced Fund  according to the investment  objectives,  policies and strategies currently  described in the Funds'  Prospectuses.  As discussed in Proposal 6(a)
above,  if approved,  the High Yield and Balanced Fund's  investment  objectives will change from investing in high yield, higher risk fixed income securities to provide high current  income to the Funds,  to investing in higher quality fixed income  securities  to provide  current  income to the Funds.  In  addition,  if shareholders  approve the reclassification of the Balanced and High Yield Funds'
investment  policies,  the  investment  policies  of the High Yield Fund and the fixed income portion of the Balanced Fund will changed to reflect a new strategy of investing in core,  high quality  fixed income  securities  to achieve  their respective investment objectives.  The name of the High Yield Fund would also be changed to the "AFBA 5Star Total Return Bond Fund," as described above.

With  respect to the USA Global  Fund,  Marvin & Palmer  Associates  ("M&P") are
currently managing the Fund according to the investment  strategies and policies
disclosed   in  the   Fund's   Prospectuses.   If   shareholders   approve   the
reclassification  of the USA Global Fund's investment  policies from fundamental to  non-fundamental,  M&P may plan to align  the USA  Global  Fund's  investment strategies  more closely to that of the Large Cap Fund's  investment  strategies and  policies  because  M&P  also  currently  serves  as the  Large  Cap  Fund's sub-adviser.  If such  changes  are  approved by the Board,  shareholders  would receive advance notice of such changes.

The Board  recommends  that  shareholders  approve the  reclassification  of the
fundamental  investment  policies  from  fundamental  to  non-fundamental.   The
proposed  reclassification  will provide the Funds with the  flexibility to have the Board approve a change to a Fund's  non-fundamental  investment  policies in the future,  without the delays or expense of a  shareholder  vote, if the Board were  to  determine  that  such a  change  would  be in the  best  interests  of shareholders  in connection  with the approval of a new sub-adviser of a Fund or otherwise.  If such  change  was  approved  by the Board for a Fund,  the Fund's shareholders would receive notice of such change.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 6(B) - THE APPROVAL OF THE
           RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT POLICIES OF
        THE BALANCED FUND, HIGH YIELD FUND, LARGE CAP FUND AND USA GLOBAL
                            FUND AS NON-FUNDAMENTAL

--------------------------------------------------------------------------------

                                   PROPOSAL 7:

    TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

          (Applicable Funds - Balanced Fund, High Yield Fund, Large Cap
                           Fund and USA Global Fund)

INTRODUCTION

The  Balanced  Fund,  High Yield  Fund,  Large Cap Fund and USA Global  Fund are
subject  to more  fundamental  investment  restrictions  than  the  restrictions proposed to be standardized in Proposal 5 above.  These  additional  fundamental restrictions,  which are  listed in Exhibit H,  govern  activities  that are not required to be the subject of fundamental restrictions under applicable law. The remaining investment  restrictions cover areas such as investing for the purpose of exercising  control or purchasing  securities on margin or selling short.  In addition,  certain Funds adopted  fundamental  restrictions that were previously required under the laws of particular states, such investments in companies with less than  three  years'  of  operations.  Due to the  passage  of NSMIA,  these fundamental investment  restrictions are no longer required by law. Furthermore, some of these state law limitations  relate to matters  otherwise covered by the
1940 Act or current SEC Staff  interpretations  thereof. The Mid Cap Value Fund,
Science & Technology  Fund and Small Cap Fund are not  currently  subject to any additional  fundamental  investment  restrictions  other than those described in
Proposal 5 above.

From time to time, these obsolete restrictions may prevent a Fund from making an investment  in accordance  with the Fund's  principal  investment  objective and strategies that would otherwise be permitted and deemed  advisable by the Fund's
Adviser or sub-adviser.  Moreover, the lack of uniform standards among the Funds leads to increased compliance burdens and operating inefficiencies.  Eliminating these fundamental  restrictions  would eliminate the costs and delays associated with holding future shareholder meetings to revise the restrictions as market or legal conditions  change and would allow the Fund to respond more nimbly to such developments.  As a result,  the Funds  gain the  flexibility  of being  able to respond more quickly to changing investment products and techniques. If a Fund's shareholders  approve  Proposal 7 with respect to that Fund, the  elimination of those  investment  restrictions  will be effective  for that Fund as of the date that shareholders are notified that the change will be made through a supplement or amendment to such Fund's Prospectus.

The discussion that follows and Exhibit H indicate which of the  restrictions to
be  eliminated   are  either   already   addressed  by  the  1940  Act  (or  SEC
interpretations thereof) or have been preempted by NSMIA.

Accordingly, the Board is recommending to shareholders, that with respect to the
Balanced  Fund,  High Yield Fund,  Large Cap Fund and USA Global  Fund,  each of which is subject to each of the eight  investment  restrictions  discussed below
(referred to in this Proposal 7 as the  "Restrictions"),  such  Restrictions  be eliminated.  The following is a brief summary of the Restrictions.  For purposes of the summaries  below,  reference to the "Funds" means the Balanced Fund, High
Yield Fund, Large Cap Fund and USA Global Fund only.

Dealings with Management

Each of the  Funds  currently  has a  fundamental  investment  restriction  that prohibits them from entering into dealings with Fund officers and  Directors,  a
Fund manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest,  with certain exceptions.  This restriction was based on state blue sky regulations  that have been preempted by
NSMIA.  In  addition,  the  1940 Act and the  rules  thereunder  have  extensive provisions governing transactions in portfolio securities between a fund and its affiliates,  including officers and directors, which are more carefully tailored to ensure that any such transactions are in the best interests of the fund.

Loans with Management

Each of the  Funds  currently  has a  fundamental  investment  restriction  that prohibits  the  Fund  from  making  loans  to any Fund  officers,  Directors  or employees,  or to a Fund manager,  general  distributor or officers or directors thereof.  The restriction was based on state blue sky regulations that have been
preempted  by  NSMIA.   The  Funds  currently  have  a  fundamental   investment
restriction  regarding making loans that covers this  restriction.  In addition, the  1940 Act and the  rules  thereunder  have  extensive  provisions  governing transactions  in  portfolio  securities  between  a  fund  and  its  affiliates, including  officers and directors,  which are more carefully  tailored to ensure that any such transactions are in the best interests of the fund.

Investing for Purposes of Exercising Control

The Funds currently have a fundamental investment restriction that prohibits the
Funds from  investing  in  companies  for the purpose of  exercising  control of management.  The 1940 Act does not require,  and applicable  state law no longer requires,  that a fund adopt a fundamental investment restriction prohibiting it from  investing  in any  company  for  the  purpose  of  exercising  control  or
management.   However,   each  Fund  remains  subject  to  the   diversification
requirements   of   Sub-Chapter   M  of  the  Internal   Revenue  Code  and  the
diversification  requirements  of the 1940 Act,  which  limit  the  amount of an issuer's voting securities that a Fund may acquire.

Purchasing Securities on Margin and Engaging in Short Sales

The Funds have a fundamental investment restriction that generally prohibits the
Fund from purchasing securities on margin and selling securities short. The 1940
Act  does  not  require  a Fund to adopt a  fundamental  investment  restriction regarding purchasing  securities on margin or engaging in short sales, except to the  extent  that  these  transactions  may  result  in the  creation  of senior securities (as described more fully above in  Sub-Proposal  5(b)).  Current 1940
Act  provisions  on  issuing  senior  securities,  engaging  in short  sales and
purchasing  on  margin,   together  with  the  proposed  fundamental  investment
restriction  on senior  securities  as  described in Proposal  5(b) above,  will continue  to limit the ability of a Fund to  purchase  securities  on margin and engage in short sales.  Therefore,  the Board does not anticipate  that deleting the current  restrictions  will result in additional  material risk to a Fund or change the manner in which any Fund is managed at this time.

Investment in Other Investment Companies

The  Funds  currently  have  fundamental   investment   restrictions  that  that
unnecessarily limit the Funds' investments in other investment  companies.  Upon elimination of this restriction, a Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act, and any rules  thereunder,  relating to the
Fund's ability to invest in other investment  companies,  including open-end and closed-end  investment  companies,  except  where the  Funds  have  received  an exemption from such restrictions.  (The 1940 Act restrictions  generally specify that a fund may not purchase  more than 3% of another  fund's total  outstanding voting  stock,  invest  more  than 5% of its  total  assets  in  another  fund's securities  or have more than 10% of its total assets  invested in securities of all other  funds,  although  the SEC's rules do permit a fund to invest in money market mutual funds without regard to such limitations.)

Three Years of Continuous Operation

The Funds  currently  have a  fundamental  investment  restriction  relating  to investments  in newer  companies  that limits the Funds'  ability to invest,  or otherwise prohibits investments,  in the securities of issuers that have been in continuous  operation for less than three years. This restriction was based upon state  securities  laws  that  have  been  preempted  by NSMIA  and is no longer necessary.

Liability for the Indebtedness of Others

The Funds currently have a fundamental  investment  restriction that prohibits a
Fund from making  itself or its assets  liable for the  indebtedness  of others.
This  restriction  was based on a state law that has been preempted by NSMIA and is no longer  necessary.  In addition,  the Funds  currently  have a fundamental investment  restriction  regarding  borrowing and issuing senior securities.  In addition,  the 1940  Act and the  rules  thereunder  have  extensive  provisions governing borrowing and senior securities,  which are more carefully tailored to ensure that any such transactions are in the best interests of the fund.

Non-Assessable Securities

The Funds are currently subject to a restriction prohibiting them from investing in "assessable  securities" or securities  involving  unlimited liability on the part of the  Fund.  This  restriction  was  based  on a state  law that has been preempted by NSMIA and is no longer necessary.

SHAREHOLDER APPROVAL

The Board does not anticipate that eliminating the  Restrictions  will result in any  additional  material  risk to the  Funds at this  time.  None of the  Funds currently  intends to change its  present  investment  practices  as a result of eliminating the Restrictions. Approval of Proposal 7 by each Fund's shareholders will require the  affirmative  vote of a majority of outstanding  shares of such
Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a
"majority of the  outstanding  shares"  means the vote of (1) 67% or more of the voting  securities  entitled  to vote on the  Proposal  that are  present at the
Meeting,  if the holders of more than 50% of the outstanding  shares are present or  represented  by  proxy,  or (2)  more  than  50% of the  outstanding  voting securities  entitled  to  vote  on  the  Proposal,  whichever  is  less.  If the
redesignation   of  any  Fund's   investment   objective  from   fundamental  to
non-fundamental  is not  approved by  shareholders  of a particular  Fund,  that
Fund's investment  objective will remain fundamental and, to the extent mandated by applicable  law,  shareholder  approval (and its attendant  costs and delays)
will continue to be required prior to any change.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 7 - THE APPROVAL OF THE
           ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

--------------------------------------------------------------------------------

INVESTMENT MANAGER

AFBA  Investment  Management  Company  (the  "Adviser")  serves  as  the  Fund's investment  adviser.  The  address of the Adviser is 909 N.  Washington  Street,
Alexandria,  Virginia.  The  Adviser  is a  wholly  owned  subsidiary  of  5Star
Financial LLC ("5Star Financial") and, ultimately,  a wholly owned subsidiary of the Armed Forces Benefit  Association  ("AFBA").  The following table summarizes information about the principal  executive officer and directors of the Adviser.
The address of each person listed below is the same address as the adviser.

                                                                    Principal Occupation in Addition to
Name                                       Position                         Position at Adviser
---------------------------- ------------------------------------- --------------------------------------
General Ralph E. Eberhart,   Chairman of the Board and Director    President of AFBA and Director and
USAF (Ret.)                                                        Chairman of 5Star Financial and
                                                                   5Star Bank
Robert E. Morrison           President and Director                N/A
Clifford H. Rees, Jr.        Director                              [To be provided]
Charles A. Gabriel           Director                              [To be provided]
Kimberly E. Wooding          Director                              [To be provided]
Salvatore R. Faia            Chief Compliance Officer              President of Vigilant Compliance
                                                                   Services
Michael E. Houchins          Chief Financial Officer               N/A
Andrew J. Welle              Senior Vice President, Chief          President of AFBA 5Star Securities
                             Operating Officer and Secretary       Company
Lorraine J. Lennon           Vice President of Compliance          Vice President of Compliance at
                                                                   5Star Life Insurance Company and
                                                                   AFBA 5Star Securities Company
John R. Moorman              Assistant Vice President and          N/A
                             Membership Sales Director

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The officers of the Funds who are also officers and directors of the Adviser and
General Ralph E. Eberhart,  Charles A. Gabriel and Robert E. Morrison,  Nominees
for  election as  Directors,  may have an indirect  interest in the  approval of
Sub-Proposals  3(b) and 3(c)  because  the  Adviser  itself has an  interest  in shareholders of the Balanced and High Yield Funds approving FCI as a sub-adviser of the Funds.  If  shareholders  of the Funds approve FCI as  sub-adviser of the
Balanced and High Yield Funds,  the Adviser will retain a larger  portion of its advisory fees from the Funds than what it currently does.  FCI's proposed fee is equal to an annual rate of 0.27% of each  Fund's  daily  average net assets.  As described in more detail in  Sub-Proposals  3(b) and 3(c), this fee is less than the fee  previously  received by KCM from the  Adviser  for its  services to the
Balanced and High Yield Funds.

In addition,  the Adviser and its affiliates own a substantial  amount of voting shares of each of the Balanced Fund and High Yield Fund, and thus "control" each
Fund, as that term is defined in the 1940 Act. As a result of such control,  the
Adviser and its affiliates  have the ability to vote a majority of the shares of each Fund on all shareholder Proposals,  including  Sub-Proposals 3(a) and 3(b), the  approval of the  Sub-Advisory  Agreement  with FCI on behalf of each of the
Funds.  The Adviser and its  affiliates  intend to vote their shares in favor of
Sub-Propsals 3(b) and 3(c), consistent with the Board's recommendation. Although the Adviser and its affiliates  stand to profit on the approval of Sub-Proposals
3(b) and 3(c),  as  described  above,  the  Adviser  recommended  that the Board approve FCI as  Sub-Adviser  to the Funds  because it believed  that FCI was the most  qualified  and  suitable  candidate  for  Sub-Adviser  for the  Funds.  In addition,  currently,  the Adviser  does not make a profit in managing the Funds and  has,  in the  past,  subsidized  the  Funds'  operations  through  the  fee waiver/expense  reimbursement agreement in place for each Fund. The Adviser does not expect that the  increase in the amount of the  advisory fee retained by the
Adviser through the approval of Proposals 3(b) and 3(c) will  materially  affect its  profitability,  considering  the additional  services to be provided by the
Adviser in connection with its management of the Funds, including the allocation
the  Balanced  Fund's  assets  between  the   Sub-Advisers  and  monitoring  and
supervising  multiple  Sub-Advisers  throughout the Fund complex instead of just one, as was the case with KCM.

FUND SERVICES

PFPC, Inc., 301 Bellevue Parkway, Wilmington,  Delaware 19809 ("PFPC"), provides
various   administrative   and   accounting   services  to  each  Fund  under  a
Administration  and  Accounting  Services  Agreement  dated  December  18, 2000, between PFPC and the Trust. PFPC is affiliated with PFPC Distributors,  Inc. and
PFPC Trust Company, the Funds' distributor and custodian,  respectively. Each of these entities is a wholly owned subsidiary of The PNC Financial Services Group,
Inc.

DISTRIBUTOR

PFPC  Distributors,  Inc., 760 Moore Road, King of Prussia,  Pennsylvania  19406
(the "Distributor") acts as distributor of the Funds' shares. The Distributor is an affiliate of the PFPC and PFPC Trust Company,  the Funds'  administrator  and custodian, respectively.

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard,  3rd Floor, Suite 200, Philadelphia,
Pennsylvania 19103, acts as custodian of the Funds' securities and other assets.
PFPC Trust Company is an affiliate of the PFPC Distributors,  Inc. and PFPC, the
Funds' Distributor and administrator, respectively.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Funds' last audited financial  statements and annual report,  for the fiscal year ended March 31, 2007 are available free of charge. To obtain a copy, please call  (888)  578-2733,  or  forward a written  request  to 909 North  Washington
Street, Alexandria, Virginia 22314.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders  may communicate  with the Board by sending  communications  to the
Board of Directors of AFBA 5Star Fund,  Inc. c/o Secretary of the Funds,  Andrew
J. Welle, AFBA 5Star Investment  Management  Company,  909 N. Washington Street,
Alexandria, Virginia 22314.

SHARES OUTSTANDING

The chart  below  lists the number of shares of each Fund and class of each Fund that are outstanding as of the Record Date:

----------------------------------- ------------------------------------------
Fund                                      Number of Shares Outstanding
 ----------------------------------- ------------------------------------------

 ---------------------------------- ------------------------------------------
AFBA Balanced Fund                                6,149,992.26
 ---------------------------------- ------------------------------------------
     Class A                                      1,562,457.392
----------------------------------- ------------------------------------------
     Class B                                       122,178.169
----------------------------------- ------------------------------------------
     Class C                                      1,100,307.259
----------------------------------- ------------------------------------------
     Class I                                      3,364,055.227
----------------------------------- ------------------------------------------
     Class R                                         994.217
----------------------------------- ------------------------------------------

----------------------------------- ------------------------------------------
AFBA High Yield Fund                              2,176,050.11
----------------------------------- ------------------------------------------
     Class A                                       354,983.603
----------------------------------- ------------------------------------------
     Class B                                       203,123.322
----------------------------------- ------------------------------------------
     Class C                                       185,125.480
----------------------------------- ------------------------------------------
     Class I                                      1,431,488.344
----------------------------------- ------------------------------------------
     Class R                                        1,329.359
----------------------------------- ------------------------------------------

----------------------------------- ------------------------------------------
AFBA Large Cap Fund                               1,559,141.79
----------------------------------- ------------------------------------------
     Class A                                       50,300.319
----------------------------------- ------------------------------------------
     Class B                                        4,461.375
----------------------------------- ------------------------------------------
     Class C                                       29,831.510
----------------------------------- ------------------------------------------
     Class I                                      1,473,762.423
----------------------------------- ------------------------------------------
     Class R                                         786.164
----------------------------------- ------------------------------------------

----------------------------------- ------------------------------------------
AFBA Mid Cap Value Fund                           1,731,208.19
----------------------------------- ------------------------------------------
     Class A                                       540,772.529
----------------------------------- ------------------------------------------
     Class B                                       21,467.147
----------------------------------- ------------------------------------------
     Class C                                       302,573.428
----------------------------------- ------------------------------------------
     Class I                                       865,526.628
----------------------------------- ------------------------------------------
     Class R                                         868.457
----------------------------------- ------------------------------------------

----------------------------------- ------------------------------------------
AFBA Science & Technology Fund                     973,257.87
----------------------------------- ------------------------------------------
     Class A                                       169,645.222
----------------------------------- ------------------------------------------
     Class B                                        9,490.066
----------------------------------- ------------------------------------------
     Class C                                       148,270.813
----------------------------------- ------------------------------------------
     Class I                                       644,613.394
----------------------------------- ------------------------------------------
     Class R                                        1,238.371
----------------------------------- ------------------------------------------

----------------------------------- ------------------------------------------
AFBA Small Cap Fund                               5,972,282.58
----------------------------------- ------------------------------------------
     Class A                                      4,048,923.746
----------------------------------- ------------------------------------------
     Class B                                       159,470.534
----------------------------------- ------------------------------------------
     Class C                                      1,004,337.088
----------------------------------- ------------------------------------------
     Class I                                       757,777.629
----------------------------------- ------------------------------------------
     Class R                                        1,773.580
----------------------------------- ------------------------------------------

----------------------------------- ------------------------------------------
AFBA USA Global Fund                            1,345,687,900.95
----------------------------------- ------------------------------------------
     Class A                                       83,311.149
----------------------------------- ------------------------------------------
     Class B                                        4,195.522
----------------------------------- ------------------------------------------
     Class C                                       57,976.979
----------------------------------- ------------------------------------------
     Class I                                      1,345,541,718
----------------------------------- ------------------------------------------
     Class R                                         699.301
----------------------------------- ------------------------------------------

PRINCIPAL SHAREHOLDERS

For a list of  shareholders  or  entities  that,  to the  best  of  each  Fund's knowledge,  owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund as of the Record  Date,  please refer to Exhibit I to this Proxy Statement.

Control Persons

Persons or  organizations  beneficially  owning  25% or more of the  outstanding shares of a Fund may be presumed to "control" a Fund. As a result, those persons or  organizations  could have the  ability to vote a majority of the shares of a
Fund on any matter  requiring the approval of the  shareholders of that Fund. As of August 10, 2007, Armed Forces Benefit  Association  (AFBA), 909 N. Washington
Street,  Alexandria,  VA 22314 owned of record the following  percentages of the outstanding  shares of AFBA 5Star  Balanced  Fund,  AFBA 5 Star High Yield Fund,
AFBA 5Star Large Cap Fund,  AFBA 5Star Mid Cap Value Fund,  AFBA 5Star Science &
Technology  Fund,  AFBA 5Star  Small Cap Fund and AFBA  5Star USA  Global  Fund:
[____]%,[____]%,[____]%,[____]%,[____]%,[____]%   and   [____]%,   respectively.
Accordingly, AFBA is deemed to control the Funds.

[In addition, to the knowledge of the Funds' management,  as of the Record Date, no  Director,  Nominee or principal  executive  officer of the Funds owned 1% or more of the outstanding shares of a Fund, and the Officers and Directors of each
Fund or a class of a Fund  owned,  as a group,  less than 1% of the  outstanding shares of a Fund.]

LEGAL MATTERS

Certain legal matters  concerning  the federal  income tax  consequences  of the
Reorganizations  and the  issuance of shares by the Trust will be passed upon by
Stradley  Ronon Stevens & Young,  LLP, 2600 One Commerce  Square,  Philadelphia,
Pennsylvania 19103.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers   LLP,  Two   Commerce   Square,   2001  Market   Street,
Philadelphia, Pennsylvania 19103, is the Funds' current independent auditor. The independent auditor is selected by the Funds' Directors each year.

AUDIT COMMITTEE AND INDEPENDENT AUDITORS

The Funds'  Audit  Committee  is  responsible  for the  selection  of the Funds'
independent auditors, including evaluating their independence,  and meeting with such auditors to consider and review  matters  relating to the Funds'  financial reports and internal accounting. The Funds' Audit Committee has adopted an Audit
Committee Charter that provides that the Audit Committee shall approve, prior to appointment,  the  engagement  of the auditor to provide  audit  services to the
Funds as well as  non-audit  services  to the Funds,  the  Adviser or any entity controlling,  controlled  by or  under  common  control  with the  Adviser  that provides  on-going  services to the Funds if the engagement  relates directly to the operations and financial reporting of the Funds.

Selection of Independent  Auditors.  The Audit  Committee and the Board selected the firm of  PricewaterhouseCoopers  LLC ("PwC") as independent  auditors of the
Funds for the current fiscal year. Representatives of PwC are not expected to be present at the  Meeting,  but will have the  opportunity  to make a statement if they  wish,  and will be  available  should  any matter  arise  requiring  their presence or a response to an appropriate question.

Audit Fees

The aggregate fees billed by and paid to PwC for professional  services rendered by PwC for the audit of the Funds' annual  financial  statements or for services that are normally  provided by PwC in connection  with  statutory and regulatory filings or  engagements  for the fiscal years ended March 31, 2006 and March 31,
2007 were $114,000 and $106,500, respectively.

Audit-Related Fees

PwC did not render any  assurance  and  related  services  that were  reasonably related  to the  performance  of the  audit or review  of the  Funds'  financial statements  and not reported under "Audit Fees" above for the fiscal years ended
March 31, 2007 and March 31, 2006.

Tax Fees

The aggregate fees paid to PwC for professional services rendered by PwC for tax compliance,  tax advice and tax planning  were $33,000 for the fiscal year ended
March 31, 2007 and $30,700 for the fiscal year ended March 31, 2006.

Aggregate Non-Audit or Other Fees

PwC did not render any non-audit  services or provide other products or services to the Funds, the Adviser or to any entity controlling,  controlled by, or under common control with the Adviser that provides  ongoing services to the Funds for the fiscal years ended March 31, 2007 and March 31, 2006.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

--------------------------------------------------------------------------------

RECORD DATE

Only  shareholders  of record of each Fund as of the close of business on August
10,  2007  ("Record  Date")  will be  entitled to notice of, and to vote at, the
Meeting.  Each share of record of a Fund on the Record  Date is  entitled to one vote on each matter  presented  at the  Meeting,  with  proportionate  votes for fractional shares.

SOLICITATION OF PROXIES

This Proxy  Statement is furnished in connection  with a solicitation of proxies by the Board on behalf of the Company  and the Funds to be used at the  Meeting.
This Proxy Statement,  along with a Notice of the Meeting and proxy card(s),  is first being mailed to shareholders of the Funds on or about September 3, 2007.

The cost of soliciting  proxies,  including costs relating to the preparation of the Proxy Statement, printing, mailing and solicitation, including the fees of a proxy soliciting agent will be borne by the Funds. The Funds reimburse brokerage firms  and  others  for their  expenses  in  forwarding  proxy  material  to the beneficial  owners and soliciting them to execute  proxies.  Each Fund will bear
its  proportionate   share  of  all  such  costs.  The  Funds  expect  that  the solicitation  will be  primarily  by  mail,  but also  may  include  [telephone, personal  interviews or other means].  [Proxy  Advantage],  a proxy solicitation firm, has been engaged to solicit  proxies in connection  with the Meeting.  The cost of the proxy  solicitation firm is estimated to be between  $[________] and
$[_______], which will be paid for by the Funds.

The Fund does not  reimburse  Directors  and  officers of the Funds,  or regular employees and agents of the Adviser involved in the solicitation of proxies. The
Funds will pay all costs associated with the solicitation and the Meeting.

In  addition  to  solicitations  by mail,  some of the  executive  officers  and
employees  of  the  Funds,  the  Adviser  and  its  affiliates,   without  extra
compensation,  may conduct  additional  solicitations  by  [telephone,  personal interviews and other means].

REVOCATION OF PROXIES

You may revoke  your proxy at any time  before it is voted on by: (1)  sending a written revocation to the Secretary of the Company; (2) forwarding a later-dated proxy  that is  received  by the  Company  at or  prior to the  Meeting;  or (3)
attending  the  Meeting  and  voting in  person.  Even if you plan to attend the
Meeting,  we ask that you return the  enclosed  proxy.  This will help us ensure that an adequate number of shares are present for the Meeting.

VOTING BY BROKER-DEALERS

Each Fund expects that, before the Meeting,  broker-dealer  firms holding shares
of  the  Fund  in  "street  name"  for  their   customers  will  request  voting
instructions from their customers and beneficial  owners. If these  instructions are not  received  by the  date  specified  in the  broker-dealer  firms'  proxy solicitation  materials,  the Fund  understands that stock exchange rules permit the  broker-dealers  to vote on certain  routine  items to be  considered at the
Meeting  on  behalf  of  their   customers  and   beneficial   owners.   Certain
broker-dealers may exercise  discretion over shares held in their name for which no  instructions  are received by voting those shares in the same  proportion as they vote shares for which they received instructions.

QUORUM

With regard to each of the Funds, a majority of the Fund's  aggregate  shares of stock  outstanding  and entitled to vote,  present in person or  represented  by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have  discretionary  voting power, the shares that represent "broker  non-votes"
(i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial  owners or persons  entitled to vote; and (ii)
the broker or nominee does not have  discretionary  voting power on a particular matter),  and the shares whose proxies reflect an abstention on any item are all counted as shares  present  and  entitled to vote for  purposes  of  determining whether the required  quorum of shares exists,  but will not be counted as votes cast at the Meeting.

ADJOURNMENT

If a quorum  is not  present  at the  Meeting,  or if a quorum  is  present  but sufficient votes to approve a Proposal are not received,  then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation  of proxies.  At such adjourned  meeting at which a quorum shall be present or  represented,  any business may be  transacted  which might have been transacted at the Meeting originally notified.

VOTING REQUIREMENTS

In Proposal 1, election of each Nominee to the Board of Directors of the Company must be approved by a plurality of the votes cast by  shareholders  of all Funds of the Company in person or by proxy at the Meeting voting together.  This means that those Nominees receiving the greatest number of votes are elected. Proposal
2 requires  the  affirmative  vote of the  holders of a majority  of each Fund's outstanding  shares  entitled to vote at the Meeting.  Proposals 3(a) - 3(j), 4,
5(a)-5(h),  6(a)-6(b)  and 7 each  require the vote of the  majority of a Fund's outstanding  voting  securities (as defined in the 1940 Act),  which,  for these purposes,  is the vote of (1) 67% or more of the voting  securities  entitled to vote on the  Proposal  that are present at the  Meeting,  if the holders of more than 50% of the  outstanding  shares are present or represented by proxy, or (2)
more  than 50% of the  outstanding  voting  securities  entitled  to vote on the
Proposal, whichever is less.

OTHER MATTERS, SHAREHOLDER PROPOSALS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The Funds are not required,  and do not intend,  to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders  should send their written  proposals to the Funds' offices at 909 North  Washington  Street,
Alexandria,  VA 22314,  so they are received within a reasonable time before any such meeting in order to be included in a Fund's proxy  statement and proxy card relating to that meeting and presented at the meeting.  A  shareholder  proposal may be presented at a meeting of shareholders  only if such proposal  concerns a matter that may be properly brought before the meeting under applicable  federal proxy rules, state law and the Company's governing instruments.  Submission of a proposal by a shareholder  does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

No business  other than the matters  described  above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting,  the persons named on the enclosed proxy card will vote on such matters  according to their best judgment in the interests of the respective Fund.

                                   By Order of the Board of Directors,

                                   Andrew J. Welle
                                   Secretary

Dated: September 3, 2007
Alexandria, Virginia

                                    EXHIBITS

Exhibit A:        Nominating and Governance Committee Charter

Exhibit B:        Agreement and Plan of Reorganization

Exhibit C:        Comparison of Maryland and Delaware Law

Exhibit D:        Form of Proposed Sub-Advisory Agreement

Exhibit E:        Current Fundamental Investment Restrictions of the Funds
                  Proposed to be Modified

Exhibit F:        Current Fundamental Investment Objectives and Policies
                  of the Funds

Exhibit G:        Proposed Fundamental Objectives of the Balanced and
                  High Yield Funds

Exhibit H:        Current Fundamental Investment Restrictions of the
                  Balanced, High Yield, Large Cap and USA Global Funds
                  Proposed to be Eliminated

Exhibit I:        List of Principal Shareholders of Each Class of
                  Each Fund as of the Record Date

EXHIBIT A - NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                              AFBA 5Star Fund, Inc.

                   Nominating and Governance Committee Charter

     This Charter has been adopted by the Board of  Directors  (the  "Board") of
AFBA  5Star  Fund,  Inc.  (the  "Fund")  to govern  the  Fund's  Nominating  and
Governance  Committee (the "Committee"),  which shall have the purposes,  goals, responsibilities, authority and specific powers described herein.

I.   The Committee

     The  Committee  is a  committee  of, and  established  by,  the Board.  The
Committee  consists of such number of members as set by the Board,  from time to time,  and its  members  shall be  appointed  by the Board.  Each  member of the
Committee shall serve until the member's  resignation,  retirement or removal by the Board,  or until the member's  successor  shall be appointed.  The Committee shall be comprised entirely of "independent" members, which for purposes of this
Charter  shall mean  members who are not  "interested  persons" (as that term is defined in Section  2(a)(19) of the  Investment  Company Act of 1940, as amended
(the "1940 Act")) of the Fund (together,  "Independent Board members"). A member of the  Committee  shall be  selected  by the Board to serve as the  Committee's chairperson.  The  Committee  may  delegate  any portion of its  authority  to a subcommittee comprised solely of its members.

II.  Meetings

     The Committee  shall meet as often as it deems  appropriate.  The Committee may meet either on its own or in  conjunction  with  meetings of the Board.  The
Committee  may invite  members of  management,  counsel,  advisers and others to attend its meetings, as and when the Committee deems appropriate.  A majority of the members of the Committee  shall  constitute a quorum for the  transaction of business  at any  meeting of the  Committee.  The  action of a  majority  of the members of the Committee present at a meeting at which a quorum is present shall be  the  action  of the  Committee.  The  Committee  may  meet  in  person,  via videoconference  or via telephone  conference,  and a majority of the members of the Committee may act by written consent,  to the extent permitted by applicable law and by the Fund's by-laws.  In the event of any  inconsistency  between this
Charter and the Fund's  organizational  documents,  the provisions of the Fund's organizational documents shall be given precedence.

III. Nominating Responsibilities

     A.   The Committee shall: (1) evaluate,  from time to time, the appropriate size of the Board,  and recommend any increase or decrease in the size of the Board; (2) recommend any changes in the composition  (including the relative  relationship of interested to Independent Board members)
          of the Board so as to best reflect the objectives of the 1940 Act, the
          Fund and the Board; (3) establish processes for developing  candidates for Independent  Board members and for the conducting of searches with respect thereto; and (4) recommend to the incumbent  Independent Board members (a) a slate of Independent Board members to be elected at Fund shareholder meetings, or (b) nominees to fill Independent Board member vacancies  on the Board,  where and when  appropriate.  The  Committee shall determine  whether it may be appropriate to add individuals with different  backgrounds or skill sets from those already represented on the Board.  The  Committee may seek  suggestions  for  candidates  for nomination  as  Independent  Board members from any persons or sources the Committee deems appropriate.

     B.   The  Committee  shall  identify,  research,  recruit and  evaluate the qualifications  of  candidates  for  nomination as  Independent  Board members to serve on the Board,  and shall  make  recommendations  with respect thereto. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act, and the rules,  regulations and forms under the 1940 Act.  With respect to any  Independent  Board member candidates,  the Committee, in consultation with counsel, shall also consider the effect of any relationships  beyond those delineated in the 1940 Act that  might  impair  independence,  such as  business, financial or family  relationships  with the Fund's investment advisor
          (the "Advisor"), employees or service providers of the Fund.

     C.   The Committee shall also evaluate candidates' qualifications, and make recommendations to the full Board, for positions as interested members on the Board.

     D.   The  Committee  shall  recommend to the Board a successor to the Board
          Chairman when a vacancy occurs in that position.

     E.   The Committee shall review shareholder recommendations for nominations to fill  vacancies on the Board if such  recommendations  are properly submitted to the  Committee  or the Fund.  The  Committee  shall adopt policies  regarding its procedures for considering  candidates for the
          Board,  including any  candidates  recommended by  shareholders  (such policies are attached hereto as Exhibit A).

     F.   The Committee  shall consider and recommend to the  Independent  Board members or the full Board, as appropriate, procedures for implementing changes required by statute,  regulatory  bodies and case law relating to the nomination, election or solicitation process with regard to the election of directors.

IV.  Governance Responsibilities

     A.   The Committee  shall  coordinate  and  facilitate  the Board's  annual self-assessment, taking into account such factors as the Committee may deem appropriate, including: consideration of the effectiveness of the committee  structure  of the  Board  and the  number of funds on whose boards of directors each Director serves; director attendance at Board and Committee meetings; preparation for and participation in Board and
          Committee  meetings;  and diligence in keeping abreast of industry and regulatory developments.

     B.   The  Committee  shall  assist  the Board in  evaluating  annually  the support  provided to the Board,  its committees and their members,  by the Advisor, management and other Fund service providers.

     C.   The Committee shall periodically review, and as appropriate, recommend changes  in,  Board  governance  policies,  procedures  and  practices concerning the structure, compensation and operations of the Board and the Board's adherence to investment company industry "best practices."

     D.   The Committee shall make  recommendations  to the full Board regarding nomination for  membership on all  committees of the Board,  and shall review  committee  assignments at least annually.  The Committee shall review, as necessary,  the  responsibilities  of any committees of the
          Board, whether there is a continuing need for each committee,  whether there is a need for  additional  committees of the Board,  and whether committees should be combined or reorganized. The Committee shall make recommendations  for any such action to the Independent  Board members or the full Board, as appropriate.

V.       Authority

          A.   The Committee shall have the resources and authority  appropriate to discharge its responsibilities,  including authority to retain special counsel and other advisers, experts or consultants at the expense of the Fund.

          B.   The Committee  shall report its  activities to the Board and make such  recommendations  as the  Committee  may deem  necessary  or appropriate.

          C.   The  Committee  shall review this  Charter at least  annually and recommend any changes to the full Board.

                                   * * * * * *

Adopted:  June 27, 2007

                                                                       Exhibit A

                              AFBA 5STAR FUND, INC.
                       NOMINATING AND GOVERNANCE COMMITTEE

                       STATEMENT OF POLICY AND PROCEDURES
                         FOR CONSIDERING CANDIDATES FOR
                             THE BOARD OF DIRECTORS

     The Nominating and Governance  Committee (the  "Committee") of the Board of
Directors  (the "Board") of AFBA 5Star Fund,  Inc. (the "Fund") has adopted this
Statement  of Policy  and  Procedures  to  memorialize  its views as to: (i) the criteria for selecting  nominees to serve as Directors of the Fund, and (ii) the appropriate procedures for shareholders of the Fund to submit recommendations to the Committee for candidates for the Board.

     In the event that a vacancy to be filled  occurs or is expected to occur on the Board,  subject to the conditions and procedures described more fully below, the Committee shall consider and review  recommendations  for candidates to fill such vacancy made by current  Board  members that are not  "interested  persons"
("Independent  Board members") and Fund management (when and as may be requested by the Committee),  as well as  recommendations  by Qualifying  Shareholders (as described  below)  that  are  submitted  in  writing  and are  addressed  to the
Committee at the Fund's offices.

Criteria for Selecting Board Nominees

     In considering the qualifications of a potential  candidate,  the Committee shall generally consider such candidate's  educational  background,  business or professional  experience,  and reputation.  In addition,  the following  minimum qualifications  shall apply with respect to a candidate for Board  membership as an Independent Board member:

     1. Such candidate shall be independent from  relationships  with the Fund's investment advisor (the "Advisor") and other principal service  providers,  both within  the  explicit  terms  and  the  spirit  of  the  statutory  independence requirements specified under the Investment Company Act of 1940, as amended (the
"1940 Act").

2. Such  candidate  shall  demonstrate  an ability and  willingness  to make the considerable  time commitment,  including  personal  attendance at June Meeting, believed necessary to function effectively as a Board member.

     3. Such candidate shall demonstrate personal integrity.

     4. Such candidate shall not have any relationships that might impair his or her independence in serving on the Board,  such as any business,  financial,  or family  relationships  with Fund management,  the Fund's investment  advisor and sub-advisors, Fund service providers, or their affiliates.

     5. The  nomination of the person should be consistent  with Fund policy and applicable  laws and  regulations  regarding  the number and  percentage  of the
Independent Directors on the Board.

     6. Such candidate  should, to the best of the Committee's  knowledge,  have the ability to apply sound and  independent  business  judgment and would act in the best interests of the Fund and its shareholders.

     The Committee will also consider:

     1. The person's judgment,  skill, diversity, and experience with investment companies and other  organizations of comparable purpose,  complexity,  and size and subject to similar legal restrictions and oversight.

     2. Whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund.

     3. The contribution  that the person can make to the Board and the Fund, in conjunction  with the other  Directors,  with  consideration  being given to the person's  business and  professional  experience,  the interplay of the person's experience  with the  experience  of other  Directors,  education and such other factors as the Committee may consider relevant.

     4. Whether or not the person serves on the boards of directors/trustees, or is otherwise affiliated with, competing financial service organizations or those organizations' fund complexes.

Procedures for Submitting Recommendations to the Committee for Director Nominees

     The Committee shall consider  recommendations  for Independent Board member nominees  submitted  to  it  by  current  Independent  Board  members  and  Fund management (when and as may be requested by the Committee).  The Committee shall also consider recommendations for Independent Board member nominees submitted to it by Qualifying  Shareholders,  so long as such  recommendations  are presented
with   appropriate   background   material   concerning  the  candidate,   which
demonstrates  the  candidate's  ability  to serve  as a  Director  of the  Fund, including as an Independent  Board member,  in accordance  with the criteria set forth above.

     A Qualifying  Shareholder  is a shareholder  that:  (i) owns of record,  or beneficially  through a  financial  intermediary,  $10,000 or more of the Fund's shares;  (ii) has been a shareholder of $10,000 or more of the Fund's shares for
12 months or more prior to submitting the  recommendation to the Committee;  and
(iii)  provides  a written  notice to the  Committee  containing  the  following information:

     1.   The  name  and  address  of  the  Qualifying  Shareholder  making  the recommendation;

     2.   The  number  of  shares  of the Fund  that are  owned  of  record  and beneficially  by such Qualifying  Shareholder,  and the length of time that such shares have been so owned by the Qualifying Shareholder;

     3.   A description of all  relationships,  arrangements and  understandings between such Qualifying  Shareholder  and any other person(s)  (naming such person(s)) pursuant to which the recommendation is being made;

     4.   The name, age, date of birth,  business address and residence  address of the person(s) being recommended;

     5.   The resume or curriculum vitae of the person(s) being  recommended and such other  information  regarding  each  person  recommended  by such
          Qualifying  Shareholder as would be required to be included in a proxy statement  filed  pursuant  to the proxy rules of the  Securities  and
          Exchange Commission had the nominee been nominated by the Board;

     6.   Whether the shareholder making the recommendation  believes the person recommended would or would not be an "interested  person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act; and

     7.   The written  consent to serve as a Director of the Fund of each person recommended if so nominated and elected/appointed.

     It is the  intention  of the  Committee  that the  recommending  Qualifying
Shareholder  demonstrate a significant and long-term  commitment to the Fund and its other  shareholders  and that the  shareholder's  objectives in submitting a recommendation  is consistent with the best interests of the Fund and all of its shareholders.

     In the event the  Committee  receives a  recommendation  from a  Qualifying
Shareholder  during a time when no vacancy exists or is expected to exist in the near  term  and  the  recommendation  otherwise  contains  all  the  information required,  the Committee shall retain such  recommendation  in its files until a vacancy  exists  or is  expected  to exist in the  near  term and the  Committee commences its efforts to fill such vacancy.

                                   * * * * * *

EXHIBIT B - AGREEMENT AND PLAN OF REORGANIZATION

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization  ("Agreement") is made as of this
___ day of  October,  2007 by and  between  AFBA 5Star  Fund,  Inc.,  a Maryland corporation (the "Fund"),  and AFBA 5Star Funds, a Delaware statutory trust (the
"DE Trust") (the Fund and the DE Trust are hereinafter  collectively referred to as the "parties").

     In consideration of the mutual promises  contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. Plan of Reorganization.

     (a) Upon  satisfaction of the conditions  precedent  described in Section 3 hereof,  the Fund  will  convey,  transfer  and  deliver  to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets (including, without limitation, all portfolio securities and instruments,  dividend and interest receivables,  receivables for shares sold,  claims and rights of action,  contractual  rights,  cash and other assets) (the "Assets").  In  consideration  thereof,  the DE Trust agrees at the
Closing (i) to assume and pay when due all  obligations  and  liabilities of the
Fund,  existing on or after the Effective Date of the Reorganization (as defined in  Section 2 hereof),  whether  absolute,  accrued,  contingent  or  otherwise, including all fees and expenses in connection  with this  Agreement,  which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting,  printing,  mailing,  proxy  solicitation and transfer taxes, if any
(collectively,  the  "Liabilities"),  such Liabilities to become the obligations and  liabilities of the DE Trust;  and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional  shares of each series and class of shares of beneficial interest,  without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding series  and  class of  shares of common  stock,  $1.00  per  share,  of the Fund outstanding  at the time of calculation of the Fund's net asset value ("NAV") on the business day immediately preceding the Effective Date of the Reorganization.
The   reorganization   contemplated   hereby  is   intended   to  qualify  as  a
reorganization within the meaning of Section 368 of the Internal Revenue Code of
1986, as amended ("Code").  The Fund shall distribute to the Fund's shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

     (b) In order to effect the delivery of shares described in Section 1(a)(ii)
hereof,  the DE Trust will establish an open account for each shareholder of the
Fund and,  on the  Effective  Date of the  Reorganization,  will  credit to such account full and fractional shares of beneficial interest, without par value, of the  corresponding  series and class of the DE Trust equal to the number of full
and  fractional   shares  of  common  stock  such   shareholder   holds  in  the
corresponding  series  and class of the Fund at the time of  calculation  of the
Fund's NAV on the business day  immediately  preceding the Effective Date of the
Reorganization.  Fractional  shares of the DE Trust will be carried to the third decimal place.  At the time of calculation of the Fund's NAV on the business day immediately  preceding the Effective Date of the  Reorganization,  the net asset value per  share of each  series  and  class of shares of the DE Trust  shall be deemed  to be the same as the net asset  value  per share of each  corresponding series  and  class  of  shares  of  the  Fund.  On  the  Effective  Date  of the
Reorganization,  each certificate  representing  shares of a series and class of the  Fund  will be  deemed  to  represent  the  same  number  of  shares  of the corresponding  series  and  class  of  the DE  Trust.  Simultaneously  with  the crediting  of the  shares of the DE Trust to the  shareholders  of record of the
Fund, the shares of the Fund held by such shareholders shall be cancelled.  Each
shareholder  of  the  Fund  will  have  the  right  to  deliver   his/her  share
certificates  of the Fund to the DE Trust in exchange for share  certificates of the DE Trust.  However,  a shareholder need not deliver such certificates to the
DE Trust unless the shareholder so desires.

     (c) As soon as practicable after the Effective Date of the  Reorganization, the Fund shall take all necessary  steps under Maryland law to effect a complete dissolution of the Fund.

     (d) The expenses of entering into and carrying out this  Agreement  will be borne by the Fund to the extent not paid by its investment manager.

     2. Closing and Effective Date of the Reorganization.

     The Closing shall consist of (i) the  conveyance,  transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust,  of the  Liabilities  of the Fund;  and (ii) the  issuance  and delivery of the DE Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate  such  transactions.  Subject to receipt of all necessary  regulatory  approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the
Closing  shall occur on such date as the  officers  of the parties may  mutually agree  ("Effective  Date of the  Reorganization").  Solely for  purposes of this paragraph,  the  effectiveness of one or more  post-effective  amendments to the
Fund's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

     3. Conditions Precedent.

     The obligations of the Fund and the DE Trust to effectuate the transactions hereunder  shall  be  subject  to the  satisfaction  of  each  of the  following conditions:

     (a)  Such  authority  and  orders  from the U.S.  Securities  and  Exchange
Commission  (the  "Commission")  and  state  securities  commissions  as  may be necessary to permit the parties to carry out the  transactions  contemplated  by this Agreement shall have been received;

     (b) (i) One or more  post-effective  amendments to the Fund's  Registration
Statement on Form N-1A  ("Registration  Statement")  under the Securities Act of
1933, as amended,  and the  Investment  Company Act of 1940,  as amended  ("1940
Act"),  containing  such  amendments  to  such  Registration  Statement  as  are determined  under the  supervision of the Board of Directors to be necessary and appropriate  as a result  of this  Agreement,  shall  have been  filed  with the
Commission;  (ii) the DE Trust shall have  adopted as its own such  Registration
Statement,  as so amended;  (iii) the most recent  post-effective  amendment  or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the  effectiveness of the Registration  Statement shall have been issued,  and no proceeding  for that purpose shall have been initiated or threatened by the Commission  (other than any such stop order,  proceeding or threatened  proceeding which shall have been withdrawn or terminated);  and (iv)
an amendment of the Form N-8A  Notification  of  Registration  filed pursuant to
Section 8(a) of the 1940 Act ("Form N-8A")  reflecting  the change in legal form of the Fund to a  Delaware  statutory  trust  shall  have  been  filed  with the
Commission and the DE Trust shall have expressly  adopted such amended Form N-8A as its own for purposes of the 1940 Act;

     (c) Each party shall have  received an opinion of Stradley  Ronon Stevens &
Young,  LLP,  Philadelphia,  Pennsylvania,  to the  effect  that,  assuming  the reorganization  contemplated  hereby  is  carried  out in  accordance  with this
Agreement,  the laws of the State of Maryland and the State of Delaware,  and in
accordance  with  customary   representations  provided  by  the  parties  in  a
certificate(s)   delivered  to  Stradley   Ronon  Stevens  &  Young,   LLP,  the
reorganization  contemplated by this Agreement  qualifies as a  "reorganization"
under Section 368 of the Code, and thus will not give rise to the recognition of income,  gain or loss for federal  income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

     (d) The Fund shall have  received  an opinion of Stradley  Ronon  Stevens &
Young, LLP, dated the Effective Date of the Reorganization,  addressed to and in form and substance  reasonably  satisfactory to the Fund, to the effect that (i)
the DE Trust is a statutory  trust duly formed,  validly  existing,  and in good standing  under the laws of the State of Delaware;  (ii) this  Agreement and the transactions  contemplated  thereby  and  the  execution  and  delivery  of this
Agreement  have been duly  authorized  and approved by all  requisite  statutory trust  action of the DE Trust and this  Agreement  has been  duly  executed  and delivered by the DE Trust and is a legal,  valid and binding agreement of the DE
Trust in accordance  with its terms;  and (iii) the shares of the DE Trust to be issued in the reorganization have been duly authorized, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;

     (e) The DE Trust shall have received the opinion of Stradley  Ronon Stevens
& Young, LLP, dated the Effective Date of the  Reorganization,  addressed to and in form and substance  reasonably  satisfactory  to the DE Trust,  to the effect that: (i) the Fund is duly  incorporated,  validly existing and in good standing under  the  laws of the  State of  Maryland;  and (ii)  this  Agreement  and the transactions  contemplated  hereby  and  the  execution  and  delivery  of  this
Agreement  have been duly  authorized  and approved by all  requisite  corporate action of the Fund and this  Agreement  has been duly  executed and delivered by the Fund and is a legal,  valid and binding  agreement of the Fund in accordance with its terms;

     (f) The shares of the DE Trust are  eligible  for offering to the public in those states of the United States and  jurisdictions  in which the shares of the
Fund are  currently  eligible  for  offering  to the  public so as to permit the issuance  and  delivery  by the DE  Trust  of the  shares  contemplated  by this
Agreement to be consummated;

     (g) This Agreement and the transactions contemplated hereby shall have been duly  adopted and approved by the  appropriate  action of the Board of Directors and the shareholders of the Fund;

     (h) The  shareholders  of the Fund  shall  have voted to direct the Fund to vote,  and the Fund shall have  voted,  as sole  shareholder  of each series and class of the Fund, to:

     (1) Elect as Trustees of the DE Trust the  following  individuals:  General
Monroe W. Hatch,  Jr., USAF (Ret.);  General  Louis C. Wagner,  Jr., USA (Ret.);
Lieutenant  General John S. Fairfield,  USAF (Ret.);  Brigadier General Henry J.
Sechler,  USAF  (Ret.);  General  Ralph E.  Eberhart,  USAF  (Ret.);  Charles A.
Gabriel;  Robert E.  Morrison;  and such other  directors  as may be approved by shareholders of the Fund before the Effective Date of the Reorganization; and

     (2)  Approve  an  Investment   Management   Agreement  between  AFBA  5Star
Investment Management Company ("Investment  Manager") and the DE Trust, which is substantially  identical to the  then-current  Investment  Management  Agreement between Investment Manager and the Fund, and approve the Subadvisory  Agreements between  Investment  Manager  and  such  sub-advisors  as  may  be  approved  by shareholders  of the  series  of the  Fund  before  the  Effective  Date  of the
Reorganization  ("Subadvisors"),   which  are  substantially  identical  to  the
then-current Subadvisory Agreements between Subadvisors and Investment Manager;

     (i) The Trustees of the DE Trust shall have duly adopted and approved  this
Agreement  and the  transactions  contemplated  hereby  and shall have taken the following actions at a meeting duly called for such purposes:

     (1)  Approval  of  the  Investment  Management  Agreement  and  Subadvisory
Agreements  described in paragraph  (h)(2) of this Section 3 between  Investment
Manager  and  the DE  Trust  and the  Investment  Manager  and the  Subadvisors,
respectively;

     (2) Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between PFPC Trust Company and the Fund;

     (3) Selection of  PricewaterhouseCoopers  LLP as the DE Trust's independent auditors for the fiscal year ending March 31, 2008;

     (4) Approval of the assignment to the DE Trust of a fund administration and accounting agreement with PFPC Inc.;

     (5)  Approval  of a  distribution  agreement  between the DE Trust and PFPC
Distributors, Inc.;

     (6) Approval of a form of dealer  agreement  with PFPC  Distributors,  Inc, including any amendment(s) to the form of dealer agreement;

     (7) Approval of  distribution  plans by the DE Trust pursuant to Rule 12b-1 under the 1940 Act relating to each of Class A, Class B, Class C and Class R (or their equivalents);

     (8) Approval of the multiple class plan(s) pursuant to Rule 18f-3;

     (9)  Approval  of the  assignment  to the DE Trust of a transfer  agent and shareholder services agreement with PFPC Inc.;

     (10)  Authorization  of the issuance by the DE Trust prior to the Effective
Date of the Reorganization of one share of each series and class of the DE Trust to the Fund in  consideration  for the  payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph
(h) of this Section 3, and the subsequent  redemption of such shares,  all prior to the Effective Date of the Reorganization; and

     (11) Submission of the matters referred to in paragraph (h) of this Section
3 to the Fund as sole shareholder of each series and class of the DE Trust.

     (12)  Authorization  of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the  Reorganization  and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the
Fund pursuant to the terms and provisions of this Agreement.

     At any time prior to the Closing,  any of the foregoing  conditions  may be waived or amended,  or any additional  terms and conditions may be fixed, by the
Board of Directors,  if, in the judgment of such Board, such waiver,  amendment, term or  condition  will not affect in a  materially  adverse  way the  benefits intended to be accorded the shareholders of the Trust under this Agreement.

     4. Dissolution of the Fund.

     Promptly  following the consummation of the distribution of each series and class of shares of the DE Trust to holders of the corresponding series and class of shares of the Fund under this Agreement,  the officers of the Fund shall take all steps  necessary  under  Maryland  law to  dissolve  its  corporate  status, including  publication  of any necessary  notices to  creditors,  receipt of any necessary pre-dissolution  clearances from the State of Maryland, and filing for record with the Secretary of State of Maryland of Articles of Dissolution.

     5. Termination.

     The Board of  Directors  may  terminate  this  Agreement  and  abandon  the reorganization  contemplated  hereby,  notwithstanding  approval  thereof by the shareholders  of the  Fund,  at any  time  prior  to the  Effective  Date of the
Reorganization  if, in the judgment of such Board,  the facts and  circumstances make proceeding with this Agreement inadvisable.

     6. Entire Agreement.

     This Agreement embodies the entire agreement between the parties hereto and there are no agreements,  understandings,  restrictions or warranties  among the parties hereto other than those set forth herein or herein provided for.

     7. Further Assurances; Other Agreements.

     The  Fund  and the DE  Trust  shall  take  such  further  action  as may be necessary or desirable and proper to consummate  the  transactions  contemplated hereby.

     8. Counterparts.

     This Agreement may be executed  simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     9. Governing Law.

     This Agreement and the transactions  contemplated  hereby shall be governed by, and  construed  and enforced in  accordance  with,  the laws of the State of
Delaware.

     IN  WITNESS  WHEREOF,  the Fund  and the DE Trust  have  each  caused  this
Agreement  and  Plan of  Reorganization  to be  executed  on its  behalf  by its
Chairman,  President or a Vice  President  and  attested by its  Secretary or an
Assistant Secretary, all as of the day and year first-above written.

                                    AFBA 5Star Fund, Inc.
                                    (a Maryland corporation)
Attest:

By                            By
     Name:                           Name:
     Title:                          Title:

                                    AFBA 5Star Fund
                                    (a Delaware statutory trust)
Attest:

By                            By
     Name:                            Name:
     Title:                           Title:

EXHIBIT C - COMPARISON  OF DELAWARE AND MARYLAND LAW GOVERNING  INSTRUMENTS  AND
STATE LAW

     The following is only a discussion of certain principal differences between the governing  document for the existing  Maryland  corporation  (the  "Acquired
Fund") and its successor Delaware statutory trust (the "Acquiring  Trust"),  and is not a complete  description of the Acquired Fund's and the Acquiring  Trust's
governing  documents.  Further  information  about the Acquired  Fund's  current corporate structure is contained in the Acquired Fund's prospectus and governing documents and in relevant state law.

Organization and Capital Structure

     The Acquired Fund is incorporated  under the Maryland  General  Corporation
Law (the "Maryland Statute"). The Acquired Fund's operations are governed by its
Articles of Incorporation, as amended or supplemented from time to time (the "MD
Articles"),  and its by-laws (the "MD By-Laws"). The business and affairs of the
Acquired Fund are managed under the supervision of its Board of Directors.

     The shares of common stock issued by the Acquired  Fund have a par value of
$1.00 per share.  The Acquired  Fund's MD Articles  authorizes a fixed number of shares, which the Acquired Fund's Board of Directors may increase or decrease by amending or  supplementing  the MD Articles.  The Acquired  Fund's shares may be divided into separate and distinct series and/or classes.

     The Acquiring Trust is a Delaware  statutory  trust (a "DST").  A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the
"Delaware  Act").  The  Acquiring   Trust's   operations  are  governed  by  its
Declaration of Trust (the "DE  Declaration") and its by-laws (the "DE By-Laws"), and its business and affairs are managed under the  supervision  of its Board of
Trustees.

     The Acquiring Trust's shares of beneficial  interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct  series or classes.  These series and classes will have the rights,  powers and duties set forth in the DE  Declaration  or as specified  in  resolutions  of the  Acquiring  Trust's  Board of  Trustees.  The
Acquiring  Trust's  series and classes are  identical  to those of the  Acquired
Fund.

Meetings of Shareholders and Voting Rights

     The MD  Articles  and  the MD  By-Laws  provide  certain  requirements  for meetings  of  shareholders.  The MD By-Laws  require the  Acquired  Fund to hold annual shareholder meetings in any year in which certain actions are required to be taken by shareholders. In any other circumstances, the Acquired Fund may hold a special meeting of  shareholders,  which may be called by the president of the
Acquired Fund or a majority of the Board of Directors of the Acquired Fund or by
the president or secretary of the Acquired Fund upon the written  request of the holders of shares entitled to cast not less than 10% of all votes entitled to be cast at the meeting.  Once a shareholder meeting is called, notice must be given no more than ninety  (90) and no less than ten (10) days before the  shareholder meeting.  In  addition,  the record date of the meeting must set at no more than ninety (90) days and no less than ten (10) days before the meeting.

     With respect to voting,  each  shareholder is entitled to one vote for each full share of stock that they hold, and a proportionate fractional vote for each fractional  share of stock that they hold.  The MD Articles  also  provides that shareholders of a particular  series or class shall have exclusive voting rights with respect to any matter submitted to a vote of shareholders that affects only the holders of that series or class,  in accordance  with applicable law. The MD
By-Laws  provide  that "the  presence  in person or by proxy of the holders of a majority  of the  aggregate  shares  of  stock  at the  time  outstanding  shall constitute  a  quorum."  The MD By-Laws  also  provide  that a  majority  of the stockholders  entitled  to vote  present  in person or  represented  by proxy is sufficient to take action at a meeting of shareholders for all actions which may come properly before the meeting,  including the election of directors. There is no cumulative voting for any matter. In addition,  under the MD Articles and the
MD By-Laws,  there is no provision for action by written consent of shareholders without a shareholder meeting,  unless it is by unanimous written consent, which is often difficult to obtain.

     The Delaware Act does not require  annual  shareholders'  meetings.  The DE
By-Laws  authorizes  the calling of a  shareholders'  meeting by the Board,  the chairperson  of the Board or by the president of the Trust to take action on any matter  deemed  necessary or desirable by the Board of Trustees.  A  shareholder meeting  for  the  purpose  of  electing  trustees  may  also be  called  by the chairperson  of the Board of Trustees,  and shall be called by the  president or any  vice-president  at the request of holders of 10% or more of the outstanding shares if the  shareholders  pay the reasonably  estimated cost of preparing and mailing the notice.  No meeting may be called at the request of  shareholders to consider any matter that is  substantially  the same as a matter voted upon at a shareholders'  meeting  held during the  preceding  twelve (12)  months,  unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

     The DE Declaration  generally provides that each full share of an Acquiring
Trust  is  entitled  to one  vote and each  fractional  share is  entitled  to a fractional  vote. All shares of the Acquiring Trust entitled to vote on a matter shall vote in the aggregate without  differentiation  between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the  shareholders  of the affected  series or classes  shall be entitled to vote on the matter.

     The DE  Declaration  provides that forty  percent (40%) of the  outstanding shares of the Acquiring Trust (or a series or class, as applicable), entitled to vote at a meeting,  which are present in person or represented  by proxy,  shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast.  Trustees are elected by a plurality of votes cast.
Where a separate vote by series or class is required,  these voting requirements apply to those separate votes. There is no cumulative voting for any matter.

     With respect to shareholder  meetings,  shareholders are entitled to notice of a  shareholder  meeting  not less than ten (10) and not more than one hundred
and  twenty  (120)  days  before  the  shareholder   meeting.  The  record  date
requirement  under the DE  Declaration  states  that the  record  date shall not precede the date upon which the resolution  fixing the record date is adopted by the Board of Trustees,  and which record date shall not be more than one hundred and twenty  (120)  days nor less than ten (10) days  before the date of any such meeting.

Liability of Shareholders

     Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to the  liability  of  shareholders  of an Acquired  Fund.  The  Maryland
Statute  generally  provides  that  a  shareholder  of  a  Maryland  corporation generally is not obligated to the Acquired Fund or its creditors with respect to the stock,  except to the extent  that the  consideration  for the stock has not been paid.

     Consistent  with the Delaware  Act,  the DE  Declaration  provides  that no
Acquiring Trust shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property,  acts,  obligations or affairs of the Acquiring Trust. However, the Acquiring Trust's Board of Trustees
may cause any shareholder to pay for charges of its Acquiring  Trust's custodian or transfer,  dividend  disbursing,  shareholder  servicing or similar agent for services  provided to that  shareholder  that are beyond the customary  services provided for the benefit of all shareholders.

Liability Among Series

     The MD  Articles  generally  provides  that the  allocation  of assets  and liabilities among the series or classes of stock, as applicable, of the Acquired
Fund  will be  determined  by the  Board of  Directors  in  accordance  with the provisions of the MD Articles and applicable law. The Maryland  Statute provides that, in the case of a Maryland corporation  registered as an investment company under the 1940 Act that has  established  multiple  series or  classes of stock, liabilities  of a particular  series or class are only  enforceable  against the assets of that series or class,  and not against the assets of the Acquired Fund generally or any other series or class of stock.

     The DE  Declaration  also provides that each series of its Acquiring  Trust shall be separate and distinct from any other series of the Acquiring  Trust and shall hold and account for the assets and  liabilities  belonging  to any series separately  from the assets and  liabilities of the Acquiring Trust or any other series.  Each class of a series of an  Acquiring  Trust  shall be  separate  and distinct from any other class of that series.

Dividends and Distributions

     The MD Articles  provides that dividends and  distributions  may be paid to shareholders  of each series or class,  as  applicable,  of the Acquired Fund in such amounts as may be declared from time to time by the Board of Directors.

     The DE  Declaration  also provides that the  shareholders  of any series or class of the  Acquiring  Trust  shall  be  entitled  to  receive  dividends  and distributions  when,  if and as declared by its Board of Trustees.  The right of the Acquiring Trust's  shareholders to receive dividends or other  distributions on  shares of any class  may be set  forth in a plan  adopted  by the  Acquiring
Trust's Board of Trustees pursuant to the 1940 Act.  Dividends and distributions may be paid in cash,  in kind or in  shares  of the  respective  Trust,  and the respective  Board may retain such amounts as it may deem  necessary or desirable for the conduct of the respective Trust's affairs.

Election of Directors/Trustees; Terms; Removal

     The MD  Articles  and/or  MD  By-Laws  provides  that each  director  of an
Acquired  Fund shall serve until the  director's  successor  is duly elected and qualified, except in the event of the director's death, resignation,  removal or the earlier termination of the director's term of office. The MD Articles and/or
MD By-Laws  provide that  directors  may be removed,  with or without cause by a vote of the shareholders.

     Under the DE  Declaration,  each trustee of an  Acquiring  Trust shall hold office for the  earlier of (1) the  lifetime  of the  Acquiring  Trust;  (2) the trustee's earlier death, resignation, removal, retirement or inability otherwise to serve;  or (3) the next  meeting of  shareholders  called for the  purpose of electing  trustees and the election and  qualification  of his or her successor.
Under the DE Declaration,  any trustee may be removed, with or without cause, by its Acquiring Trust's Board of Trustees, by action of a majority of the trustees then in office,  or by the vote of the  shareholders  at any meeting  called for that purpose.

     There is no cumulative voting for the election of trustees of the Acquiring
Trust or the directors of the Acquired Fund. The governing  instruments  for the
Acquiring  Trust  and  the  Acquired  Fund  each  provide  a  mechanism  for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

     The MD Articles  provides  that no  director or officer  will be subject to personal  liability  to the  Acquired  Fund  or its  shareholders  for  monetary damages,  except: (i) where the director or officer received an improper benefit of money,  property or services;  or (ii) to the extent that a judgment or other final  adjudication  adverse to the director or officer is entered  based upon a finding  that the  director's  or officer's  action,  or failure to act, was the result of active and  deliberate  dishonesty  and was  material  to the cause of action adjudicated in the proceeding. In addition, the Maryland Statute provides that a director  of a Maryland  corporation  who  performs  his or her duties in accordance with certain standards of conduct is generally immune from liability.
The  standards  of conduct  set forth in the  Maryland  Statute  provide  that a director shall perform his or her duties:  (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests the corporation;  and (3)
with the care that an ordinarily  prudent  person in a like  position  would use under similar circumstances.

     The MD Articles  and/or MD By-Laws  provides  that the Acquired  Fund shall indemnify its directors, officers and representatives to the extent permitted by law. The Maryland Statute  authorizes  indemnification of directors and officers of a Maryland  corporation  with regard to any threatened,  pending or completed legal action, suit or proceeding. Under the Maryland Statute, indemnification is mandatory  if a  director  or  officer  has been  successful  on the  merits  or otherwise  in the defense of any  proceeding  covered by the  Maryland  Statute.
Mandatory  indemnification  covers all reasonable  expenses incurred.  Under the
Maryland Statute,  indemnification  is permissive unless it is established that:
(1) the act or  omission of the  director of officer was  material to the matter giving rise to the  proceeding  and was committed in bad faith or was the result of active and  deliberate  dishonesty;  (2) the  director  or  officer  actually received an improper personal benefit in money,  property or services; or (3) in the case of a criminal proceeding,  the director or officer had reasonable cause to believe his or her conduct was unlawful.  However,  if the  proceeding  was a derivative action, no indemnification will be made if the individual is adjudged to be  liable to the  corporation  unless  approved  by a court,  in which  case indemnification is limited to expenses.

     The DE  Declaration  provides  that  any  person  who is or was a  trustee, officer,  employee or other agent of the Acquiring  Trust shall be liable to the
Acquiring  Trust  and its  shareholders  only for (1) any act or  omission  that constitutes a bad faith  violation of the implied  contractual  covenant of good faith and fair dealing, or (2) the person's own willful misfeasance,  bad faith, gross  negligence or reckless  disregard of the person's duties  ("Disqualifying
Conduct").  Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of an  Acquiring  Trust or its
investment  adviser  or  principal   underwriter  to  the  fullest  extent  that
limitations of liability are permitted by the Delaware Act. Moreover,  except in these  instances,  none of  these  persons,  when  acting  in  their  designated capacity,  shall  be  personally  liable  to any  other  person,  other  than an
Acquiring Trust or its shareholders,  for any act, omission or obligation of the
Acquiring Trust or any trustee thereof.

     The Acquiring Trust shall indemnify,  to the fullest extent permitted under applicable  law, any of these persons who are a party to any proceeding  because the person is or was an agent of the  Acquiring  Trust.  These  persons shall be indemnified  against  any  expenses,  judgments,  fines,  settlements  and other amounts  actually and reasonably  incurred in connection  with the proceeding if the person acted in good faith or, in the case of a criminal proceeding,  had no reasonable  cause to believe that the conduct was unlawful.  The  termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption  that the  person  did not act in good  faith or that the person had reasonable  cause  to  believe  that  the  conduct  was  unlawful.  There  shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Preemptive, Dissenter's and Other Rights

     The MD Articles  provides that no  shareholder of the Acquired Fund will be entitled as a matter of right to  subscribe  for or purchase or receive any part of any new or  additional  issue of  securities  of the  Acquired  Fund.  The DE
Declaration  provides  that no  shareholder  shall have any  preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Acquiring Trust or any series thereof.

Amendments to Organizational Documents

     The MD  Articles  may be amended at any time by a vote of a majority of the
Acquired Fund's Board of Directors and, if legally required,  by approval of the amendment by shareholders.  The MD By-Laws may be amended, or new by-laws may be adopted,  by a vote of the majority of the Acquired  Fund's Board of  Directors.
The MD By-Laws of the  Acquired  Fund also provide that they may be amended by a vote of the  majority of the shares of stock of the  Acquired  Fund  present and voting at a meeting of the shareholders of the Acquired Fund.

     The DE  Declaration  may be  amended or  restated  at any time by a written instrument  signed by a majority of the Acquiring Trust's Board of Trustees and, if legally  required,  by  approval of the  amendment  by  shareholders.  The DE
By-Laws may be amended,  restated,  or repealed or new by-laws may be adopted by the affirmative vote of a majority of the votes cast at a shareholders'  meeting called for that  purpose  where a quorum is  present,  or by a  majority  of the
Acquiring Trust's Board of Trustees.

Inspection Rights

     A  shareholder  of an Acquired  Fund may,  during  normal  business  hours, inspect  and copy  the  by-laws,  minutes,  annual  reports  and  certain  other corporate  documents  on  file  at the  Acquired  Fund's  principal  office.  In addition,  the Maryland  Statute  provides that any person who has held at least five  percent  (5%) of any class of a  corporation's  stock for at least six (6)
months  is  entitled  to  request  certain  other  documents   relating  to  the
corporation's  affairs.  The corporation shall prepare and make such information available  within  twenty (20) days after a  qualifying  shareholder  request is made.

     The  DE  By-Laws  provide  that,  upon  reasonable  written  demand  to the
Acquiring  Trust,  a  shareholder  may  inspect  certain  information  as to the governance and affairs of its Acquiring Trust for any purpose reasonably related to the shareholder's  interest as a shareholder.  However,  reasonable standards governing  the  information  and  documents  to be  furnished  and the  time and location of furnishing them (including limitations as to regular business hours)
may be  established  by the  Board  or,  if the  Board  has not done so,  by the president, any vice-president or the secretary. In addition, the DE By-Laws also authorizes  its  respective  Board  or,  in case the  Board  does  not act,  the president,  any vice  president  or the  secretary,  to keep  confidential  from shareholders  for a reasonable  period of time any information that the Board or the officer  reasonably  believes to be in the nature of trade  secrets or other information that the Board or the officer in good faith believes:  (1) would not be in the best  interests of the  respective  Acquiring  Trust to disclose;  (2)
could  damage  the  respective  Acquiring  Trust;  or (3)  that  the  respective
Acquiring  Trust is required by law or by  agreement  with a third party to keep confidential.

Dissolution and Termination

     The MD Articles  provides  that the duration of the Acquired  Fund shall be perpetual.  Under the  Maryland  Statute,  the board of  directors of a Maryland corporation  may dissolve the  corporation  by  resolution  of a majority of the board of directors that declares that the dissolution is advisable.  A vote of a majority  of all  votes  entitled  to be cast  on the  proposed  dissolution  is required to approve the dissolution.  In addition, the Maryland Statute provides that shareholders of a corporation entitled to cast at least twenty-five percent
(25%)  of all the  votes  that  may be cast in the  election  of  directors  may petition a court of equity for an involuntary  dissolution of the corporation on certain enumerated grounds set forth in the Maryland Statute  (including,  among other things, failure of the shareholders to elect directors).

     Under the DE  Declaration,  the  Acquiring  Trust,  or one of its series or classes,  may be dissolved by a majority of votes cast of the  Acquiring  Trust, series or class, as applicable,  or at the discretion of its respective Board of
Trustees  at any time  there are no  outstanding  shares or upon  prior  written notice  to the  Acquiring  Trust's,  series'  or  class'  shareholders.  When an
Acquiring Trust or one of its series has dissolved,  the Board shall pay or make reasonable  provision to pay all known claims and  obligations,  including those that are  contingent,  conditional  and unmatured.  The DE  Declaration  further provides  that any  remaining  assets of a dissolved  Acquiring  Trust or series shall be distributed to the shareholders of the respective  Trust or series,  as applicable,  ratably  according  to the  number  of  outstanding  shares  of the respective Trust or series held of record by the shareholders on the dissolution distribution date.

Derivative Actions

     The MD Articles and the MD By-Laws do not contain specific  provisions with regard to derivative actions.

     Maryland  courts  recognize  derivative  actions  even in the  absence of a specific  statute  or  court  rule.  Under  Maryland  law,  in  order to bring a derivative  action, a stockholder (or his predecessor if he became a stockholder by  operation  of law)  must be a  stockholder:  (1) at the  time of the acts or omissions  complained about; (2) at the time the action is brought and (3) until the  completion  of the  litigation.  A  derivative  action  may be brought by a stockholder  if a demand  upon the board of  directors  to bring  the  action is improperly refused or if a request upon the board of directors would be futile.

     Under the Delaware  Act, a  shareholder  may bring a  derivative  action if trustees with authority to do so have refused to bring the action or if a demand upon the  trustees to bring the action is not likely to succeed.  A  shareholder may bring a derivative  action only if the  shareholder  is a shareholder at the time  the  action  is  brought  and (1)  was a  shareholder  at the  time of the transaction  complained  about,  or (2)  acquired the status of  shareholder  by operation of law or an Acquiring Trust's governing  instrument from a person who was a shareholder at the time of the transaction.

     A shareholder's  right to bring a derivative  action may also be subject to additional  standards  and  restrictions  set  forth  in the  Acquiring  Trust's governing instrument. The DE Declaration provides that a shareholder may bring a derivative  action on  behalf  of its  respective  Acquiring  Trust  only if the shareholder  first makes a pre-suit demand upon its respective Board of Trustees to bring the action,  unless the pre-suit  demand is excused.  A pre-suit demand shall only be excused if a majority of the  respective  Board of Trustees,  or a majority of any committee  established to consider the merits of the action, has a material personal  financial  interest in the action at issue. A trustee shall not be deemed to have a material  personal  financial  interest  in an action by virtue of receiving  payment for serving on the respective  Board of Trustees of an Acquiring Trust or of one or more other investment companies with the same or an affiliated investment adviser or underwriter.

EXHIBIT D - FORM OF PROPOSED SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT

     THIS  AGREEMENT  is  made as of the  [___]  day of  [October],  2007 by and between AFBA 5Star Investment  Management  Company, a Virginia  corporation (the
"Adviser"),  and  [Sub-Adviser],   a  [state]   [corporation/company/LLC]   (the
"Sub-Adviser").

     WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment  Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment management services; and

     WHEREAS,  the  Adviser  has  been  retained  to act as  investment  adviser pursuant  to an  Investment  Management  Agreement,  dated  April 1,  2001  (the
"Advisory  Agreement"),  with AFBA 5Star Fund, Inc. (the "Company"),  a Maryland corporation  registered  with the U.S.  Securities and Exchange  Commission (the
"SEC") as an open-end management investment company under the Investment Company
Act of 1940, as amended (the "1940 Act"),  which consists of separate  series of shares,  each having its own investment  objectives  and policies,  and which is authorized to create additional series in the future; and

     WHEREAS,  the  Advisory  Agreement  permits  the  Adviser,  subject  to the supervision  and  direction of the  Company's  Board of  Directors,  to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS,  the  Adviser  desires  to retain  the  Sub-Adviser  to assist the
Adviser in the provision of a continuous  investment program for that portion of one or more of the Company's  series'  (each a "Fund")  assets which the Adviser will assign to the Sub-Adviser (the "Sub-Adviser  Assets"),  and the Sub-Adviser
is willing to render  such  services,  subject to the terms and  conditions  set forth in this Agreement.

     NOW,  THEREFORE,  in consideration  of mutual covenants  recited below, the parties agree and promise as follows:

     1. Appointment as Sub-Adviser.  The Adviser hereby appoints the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser  Assets,  subject to the  supervision  of the Adviser and the Company's  Board of  Directors,  and
subject to the terms of this Agreement;  and the Sub-Adviser hereby accepts such appointment.  In such capacity,  the  Sub-Adviser  shall be responsible  for the investment  management of the  Sub-Adviser  Assets.  The  Sub-Adviser  agrees to exercise the same degree of skill, care and diligence in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with  respect  to  other  fiduciary  accounts  for  which  the  Sub-Adviser  has investment responsibilities, and that a prudent manager would exercise under the circumstances.

     2. Duties of the Sub-Adviser.

     (a)  Investments.  The Sub-Adviser is hereby  authorized and directed,  and hereby  agrees,  subject  to the  stated  investment  objectives,  policies  and restrictions  of each Fund as set forth in such Fund's  prospectus and statement of  additional  information  as  currently in effect and as amended from time to time  (collectively  referred  to  as  the  "Prospectus")  and  subject  to  the directions  of the Adviser and the Company's  Board of  Directors,  to purchase, hold and  sell  investments  for the  Sub-Adviser  Assets  and to  monitor  such investments on an ongoing basis. In providing  these  services,  the Sub-Adviser will conduct an ongoing  program of investment,  evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser  Assets.  The Adviser agrees to provide the Sub-Adviser  information concerning (i) a Fund; (ii) its assets available or to become available for investment;  and (iii) the conditions of a Fund's or the
Company's affairs as relevant to the Sub-Adviser.

     (b)  Compliance  with  Applicable  Laws,  Governing  Documents  and Company
Compliance  Procedures.  In the performance of its duties and obligations  under this Agreement,  the Sub-Adviser shall, with respect to Sub-Adviser  Assets, (i)
act in  conformity  with:  (A) the  Company's MD Articles  and By-Laws;  (B) the
Prospectus;  (C) the policies and  procedures for compliance by the Company with the  Federal  Securities  Laws (as that term is defined in Rule 38a-1  under the
1940  Act)  provided  to the  Sub-Adviser  (together,  the  "Company  Compliance
Procedures");  and (D) the instructions and directions  received in writing from the Adviser or the Directors of the Company; and (ii) conform to and comply with the  requirements  of the 1940 Act, the Advisers Act, and all other federal laws applicable to registered  investment  companies' and Sub-Advisers'  duties under this Agreement.  The Adviser will provide the Sub-Adviser  with any materials or information that the Sub-Adviser may reasonably  request to enable it to perform its duties and obligations under this Agreement.

     The Adviser will provide the Sub-Adviser with reasonable advance notice, in writing,  of: (i) any change in a Fund's  investment  objectives,  policies  and restrictions  as stated in the  Prospectus;  (ii) any change to the Company's MD
Articles  or By-Laws;  or (iii) any  material  change in the Company  Compliance
Procedures;  and  the  Sub-Adviser,   in  the  performance  of  its  duties  and
obligations   under  this  Agreement,   shall  manage  the  Sub-Adviser   Assets
consistently with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Company or the Adviser.  In addition to such notice,  the Adviser shall provide to the Sub-Adviser a copy of a modified  Prospectus and copies of the revised Company Compliance  Procedures, as applicable, reflecting such changes. The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing,  such information relating to the
Sub-Adviser and its  relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Company's  registration statement on
Form N-1A, or otherwise as reasonably requested by the Adviser.

     In order to assist the Company and the Company's Chief  Compliance  Officer
(the "Company  CCO") to satisfy the  requirements  contained in Rule 38a-1 under the 1940 Act,  the  Sub-Adviser  shall  provide to the Company  CCO:  (i) direct access to the Sub-Adviser's chief compliance officer (the "Sub-Adviser CCO"), as reasonably  requested by the Company CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Company Compliance  Procedures in managing the Sub-Adviser  Assets; and (iii) quarterly  certifications  that there were no
Material  Compliance  Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Company Compliance  Procedures that related to the Sub-Adviser's management of the Sub-Adviser Assets.

     (c) Sub-Adviser  Compliance Policies and Procedures.  The Sub-Adviser shall promptly provide the Company CCO with copies of: (i) the Sub-Adviser's  policies and  procedures for compliance by the  Sub-Adviser  with the Federal  Securities
Laws (together, the "Sub-Adviser Compliance Procedures"),  and (ii) any material
changes  to  the  Sub-Adviser  Compliance  Procedures.   The  Sub-Adviser  shall
cooperate  fully with the Company  CCO so as to  facilitate  the  Company  CCO's performance  of the Company CCO's  responsibilities  under Rule 38a-1 to review, evaluate and report to the Company's  Board of Directors on the operation of the
Sub-Adviser Compliance Procedures,  and shall promptly report to the Company CCO
any  Material  Compliance  Matter  arising  under  the  Sub-Adviser   Compliance
Procedures  involving the Sub-Adviser  Assets.  The Sub-Adviser shall provide to the Company CCO: (i) quarterly reports  confirming the Sub-Adviser's  compliance with the Sub-Adviser  Compliance  Procedures in managing the Sub-Adviser Assets, and (ii) certifications that there were no Material Compliance Matters involving the  Sub-Adviser  that arose under the  Sub-Adviser  Compliance  Procedures that affected the  Sub-Adviser  Assets.  At least  annually,  the  Sub-Adviser  shall provide a  certification  to the Company CCO to the effect that the  Sub-Adviser has in place and has  implemented  policies and  procedures  that are reasonably designed to ensure  compliance by the  Sub-Adviser  with the Federal  Securities
Laws.

     (d) Voting of Proxies.  Unless  otherwise  instructed by the Adviser or the
Company, the Sub-Adviser shall have the power,  discretion and responsibility to vote,  either in person or by proxy,  all  securities  in which the  Sub-Adviser
Assets may be  invested  from time to time,  and shall not be  required  to seek instructions from the Adviser, the Company or a Fund. The Sub-Adviser shall also provide its Proxy Voting Policy (the "Proxy  Policy"),  and, if requested by the
Adviser,  a  summary  of  such  Proxy  Policy  suitable  for  including  in  the
Prospectus,  and will  provide the Adviser  with any  material  amendment to the
Proxy Policy within a reasonable time after such amendment has taken effect.  If both the  Sub-Adviser and another person managing assets of a Fund have invested in the same security,  the  Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security.

     (e) Agent.  Subject to any other written instructions of the Adviser or the
Company,  the  Sub-Adviser  is hereby  appointed the Adviser's and the Company's agent  and  attorney-in-fact  for the  limited  purposes  of  executing  account documentation,  agreements,  contracts  and other  documents as the  Sub-Adviser shall be  requested by brokers,  dealers,  counterparties  and other  persons in connection  with its management of the  Sub-Adviser  Assets,  provided that, the
Sub-Adviser's  actions in  executing  such  documents  shall comply with federal
regulations,   all  other  federal  laws  applicable  to  registered  investment companies and the Sub-Adviser's  duties and obligations under this Agreement and the Company's governing documents.

     (f)  Brokerage.   The  Sub-Adviser   will  place  orders  pursuant  to  the
Sub-Adviser's  investment  determinations  for a Fund  either  directly  with an issuer or with any broker or dealer  selected  by the  Sub-Adviser,  pursuant to this paragraph.  In executing  portfolio  transactions and selecting  brokers or dealers, the Sub-Adviser will use its best efforts to seek, on behalf of a Fund, the best  overall  execution  available.  In assessing  the best  overall  terms available for any transaction,  the Sub-Adviser  shall consider all factors that it deems  relevant,  including  the breadth of the market in the  security,  the price of the security,  the financial condition and execution  capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific  transaction and on a continuing  basis. In evaluating the best overall terms  available,  and in selecting the broker or dealer to execute a particular transaction,  the  Sub-Adviser  may also  consider  the  brokerage  and research services (as those terms are defined in Section 28(e) of the Securities Exchange
Act of 1934,  as amended  (the "1934  Act"))  provided  to a Fund  and/or  other accounts over which the  Sub-Adviser  may exercise  investment  discretion.  The
Sub-Adviser  is  authorized  to pay to a broker  or  dealer  who  provides  such
brokerage  and  research   services  a  commission  for  executing  a  portfolio
transaction  for any of the Funds that is in excess of the amount of  commission another broker or dealer would have charged for effecting that  transaction  if, but only if, the  Sub-Adviser  determines in good faith that such commission was reasonable  in  relation to the value of the  brokerage  and  research  services provided  by  such  broker  or  dealer,  viewed  in  terms  of  that  particular transaction or in terms of the overall  responsibilities of the Sub-Adviser to a
Fund. Such  authorization  is subject to termination at any time by the Board of
Directors  of the  Company for any  reason.  In  addition,  the  Sub-Adviser  is authorized  to allocate  purchase and sale orders for  portfolio  securities  to brokers or dealers that are affiliated with the Adviser,  the  Sub-Adviser,  the
Company's  principal  underwriter,  or other sub-Advisers (if applicable) if the
Sub-Adviser  believes that the quality of the transaction and the commission are comparable to what they would be with other qualified  firms,  and provided that the  transactions  are  consistent  with the Company's Rule 17e-1 and Rule 10f-3 procedures.  The Adviser will identify all brokers and dealers  affiliated  with the Company, the Adviser, and the Company's principal underwriter (and the other
Sub-Advisers  of the Fund, to the extent such  information  is necessary for the
Sub-Adviser to comply with applicable federal securities laws), other than those whose sole  business  is the  distribution  of mutual  fund  shares,  who effect securities  transactions  for customers.  The Adviser shall  promptly  furnish a written notice to the  Sub-Adviser  if the  information so provided is no longer accurate.

     In connection with its management of the Sub-Adviser  Assets and consistent with its fiduciary  obligation to the Sub-Adviser Assets and other clients,  the
Sub-Adviser,  to the extent permitted by applicable laws and  regulations,  may, but  shall be under no  obligation  to,  aggregate  the  securities  or  futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event,  allocation of the  securities  or futures  contracts so  purchased or sold,  as well as the expenses  incurred in the  transaction,  will be made by the  Sub-Adviser in the manner the  Sub-Adviser  considers  to be,  over time,  the most  equitable  and consistent  with its fiduciary  obligations to the  Sub-Adviser's  Assets and to such other clients.

     (g)  Securities  Transactions.  In no  instance  will any Fund's  portfolio securities  be  purchased  from or sold to the  Adviser,  the  Sub-Adviser,  the
Company's principal  underwriter,  or any affiliated person of the Company,  the
Adviser,  the  Sub-Adviser  or the Company's  principal  underwriter,  acting as principal in the transaction,  except to the extent permitted by the SEC and the
1940 Act, including Rule 17a-7 thereunder.

     The Sub-Adviser  acknowledges  that the Adviser and the Company may rely on
Rule 17a-7,  Rule 17a-10,  Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940
Act, and the Sub-Adviser  hereby agrees that it shall not consult with any other sub-adviser  to the Company with respect to  transactions  in securities for the
Sub-Adviser Assets or any other transactions of Company assets.

     The  Sub-Adviser  is  authorized  to  engage in  transactions  in which the
Sub-Adviser,  or an affiliate of the Sub-Adviser,  acts as a broker for both the
Fund and for another party on the other side of the  transaction  ("agency cross transactions").  The Sub-Adviser shall effect any such agency cross transactions in compliance with Rule 206(3)-2 under the Advisers Act and any other applicable provisions  of the federal  securities  laws and shall  provide the Adviser with periodic reports describing such agency cross transactions. By execution of this
Agreement, the Adviser authorizes the Sub-Adviser or its affiliates to engage in agency  cross  transactions,  as  described  above.  The  Adviser may revoke its consent at any time by written notice to the Sub-Adviser.

     The Sub-Adviser  hereby  represents  that it has  implemented  policies and procedures  that will prevent the  disclosure by it, its employees or its agents of the  Company's  portfolio  holdings  to any  person or entity  other than the
Adviser, the Company's  custodian,  or other persons expressly designated by the
Adviser.  Notwithstanding  the foregoing,  Adviser agrees and  understands  that certain funds that are sub-advised by the Sub-Adviser (the  "Subadvised  Funds")
and  separate  accounts  managed  by  the  Sub-Adviser  (the  "Separate  Account
Clients") may have substantially similar investment objectives and strategies as the Company and therefore  potentially  substantially similar portfolio holdings as the Company. The Subadvised Funds may permit disclosure of portfolio holdings pursuant to the funds' respective portfolio holdings disclosure policies and the
Separate Account Clients may have access to their portfolio holdings and may not be subject to portfolio holdings disclosure policies.

     (h) Code of Ethics.  The Sub-Adviser  hereby represents that it has adopted policies and procedures and a code of ethics that meet the  requirements of Rule
17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.  Copies of such policies  and  procedures  and code of ethics  and any  changes  or  supplements thereto  shall be  delivered  to the Adviser and the  Company,  and any material violation of such policies and procedures and code of ethics by personnel of the
Sub-Adviser,  the sanctions imposed in response thereto,  and any issues arising under such policies and  procedures  and code of ethics shall be reported to the
Adviser and the Company at the times and in the format  reasonably  requested by the Adviser and the Board of Directors.

     (i) Books and Records.  The Sub-Adviser  shall maintain detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule
31a-2  promulgated  under the 1940 Act that are  prepared or  maintained  by the
Sub-Adviser on behalf of the Company are the property of the Company and will be surrendered promptly to the Company upon request;  provided,  however,  that the
Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained  under Rule 31a-1 under the 1940 Act. Such records may be inspected by  representatives  of the Company at reasonable times and will be delivered to the Company in a reasonable time, upon request.

     (j) Information  Concerning  Sub-Adviser  Assets and the Sub-Adviser.  From
time to time as the Adviser,  and any consultants  designated by the Adviser, or the Company may  request,  the  Sub-Adviser  will furnish the  requesting  party reports on portfolio  transactions and reports on Sub-Adviser Assets held in the portfolio,  all in such detail as the Adviser,  its consultant(s) or the Company
may  reasonably   request.   The  Sub-Adviser  will  provide  the  Adviser  with
information  (including  information  that is  required to be  disclosed  in the
Prospectus) with respect to the portfolio  managers  responsible for Sub-Adviser
Assets,  any  changes in the  portfolio  managers  responsible  for  Sub-Adviser
Assets,  any changes in the ownership or management  of the  Sub-Adviser,  or of material  changes  in the  control  of the  Sub-Adviser.  The  Sub-Adviser  will promptly notify the Adviser of any pending  investigation,  material litigation, administrative  proceeding or any other  significant  regulatory  inquiry.  Upon reasonable  request,  the  Sub-Adviser  will make  available  its  officers  and employees  to  meet  with  the  Company's  Board  of  Directors  to  review  the
Sub-Adviser Assets.

     (k)  Valuation of  Sub-Adviser  Assets.  As requested by the Adviser or the
Company's  Valuation  Committee,   the  Sub-Adviser  hereby  agrees  to  provide
additional assistance to the Valuation Committee of the Company, the Adviser and
the  Company's  pricing  agents  in  valuing  Sub-Adviser  Assets  held  in  the portfolio.  Such assistance may include information regarding fair value pricing of portfolio  securities,  as requested by the Adviser.  The Sub-Adviser further agrees  that it will  appoint a contact  person  that the Adviser may contact to
discuss  such  valuation   issues.   The  Sub-Adviser  also  will  provide  such
information or perform such additional  acts as are  customarily  performed by a
Sub-Adviser  and may be required  for a Fund or the Adviser to comply with their respective  obligations  under applicable  federal  securities laws,  including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities
Act of 1933,  as amended  (the  "Securities  Act"),  and any rule or  regulation thereunder.

     (l) Custody  Arrangements.  The Sub-Adviser shall provide the Adviser,  its consultant(s)  and the Company's  custodian such  information as the Adviser and the Company's  custodian may  reasonably  request  relating to all  transactions concerning the Sub-Adviser Assets.

     (m) Historical  Performance  Information.  To the extent agreed upon by the parties,  the Sub-Adviser  will provide the Company with historical  performance information on similarly managed  investment  companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

     (n) Regulatory  Examinations.  The Sub-Adviser will cooperate  promptly and fully with the Adviser  and/or the Company in  responding  to any  regulatory or compliance examinations or inspections (including information requests) relating to the  Company,  the  Fund  or the  Adviser  brought  by  any  governmental  or regulatory  authorities  having  appropriate  jurisdiction  (including,  but not limited to, the SEC).

     3. Independent Contractor.  In the performance of its duties hereunder, the
Sub-Adviser  is and shall be an independent  contractor  and,  unless  otherwise expressly  provided  herein or otherwise  authorized  in writing,  shall have no authority to act for or represent a Fund,  the Company or the Adviser in any way or otherwise be deemed an agent of a Fund, the Company or the Adviser.

     4. Services to Other  Clients.  Nothing  herein  contained  shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render
investment  Advisory,   supervisory  and  other  services  to  other  investment
companies,  to act as  investment  adviser  or  investment  counselor  to  other persons, firms or corporations, or to engage in other business activities. It is understood  that the  Sub-Adviser  may give advice and take action for its other clients  that may differ  from advice  given,  or the timing or nature of action taken, for a Fund. The Sub-Adviser is not obligated to initiate transactions for a Fund in any security  that the  Sub-Adviser,  its  principals,  affiliates  or employees may purchase or sell for its or their own accounts or other clients.

     5. Expenses.  During the term of this Agreement,  the Sub-Adviser  will pay all  expenses  incurred  by it in  connection  with its  activities  under  this
Agreement, other than the costs of securities, commodities and other investments
(including  brokerage   commissions  and  other  transaction  charges,  if  any)
purchased or otherwise  acquired,  or sold or otherwise disposed of, for a Fund.
The Sub-Adviser, at its sole expense, shall employ or associate itself with such persons as it believes to be  particularly  fitted to assist it in the execution of its duties under this Agreement.  The Company or the Adviser, as the case may be,  shall  reimburse  the  Sub-Adviser  for any  expenses as may be  reasonably incurred  by the  Sub-Adviser,  at the request of and on behalf of a Fund or the
Adviser.  The  Sub-Adviser  shall keep and supply to the Company and the Adviser reasonable records of all such expenses.

     6.  Compensation.  For the services  provided and the expenses assumed with respect to a Fund pursuant to this Agreement,  the Sub-Adviser  will be entitled to the fee listed for the Fund(s) on Exhibit A. Such fees will be computed daily and payable in arrears no later than the seventh  (7th)  business day  following the end of each month,  on behalf of the Fund(s),  calculated  at an annual rate based on the Sub-Adviser Assets' average daily net assets.

     If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect  according to the proportion  which the number of calendar  days,  during which this  Agreement is in effect,  bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

     7.  Representations  and  Warranties of the  Sub-Adviser.  The  Sub-Adviser
represents and warrants to the Adviser and the Company as follows:

     (a) The  Sub-Adviser  is  registered  as an  investment  adviser  under the
Advisers Act;

     (b) The Sub-Adviser is a  [corporation/company/limited  liability company], duly organized and validly existing under the laws of [state], with the power to own and  possess  its  assets  and  carry  on its  business  as it is now  being conducted;

     (c) The  execution,  delivery and  performance  by the  Sub-Adviser of this
Agreement are within the  Sub-Adviser's  powers and has been duly authorized and no action by or in respect of, or filing with, any governmental  body, agency or official is required on the part of the Sub-Adviser for the execution,  delivery and  performance  by the  Sub-Adviser  of this  Agreement,  and  the  execution, delivery and  performance by the Sub-Adviser of this Agreement do not contravene or  constitute a default  under (i) any  provision of  applicable  law,  rule or
regulation;   (ii)  the  Sub-Adviser's  governing  instruments;   or  (iii)  any
agreement,  judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

     (d) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and  complete  copy of the  form as  currently  filed  with the SEC and the information  contained therein is accurate and complete in all material respects and does not omit to state  any  material  fact  necessary  in order to make the statements  made, in light of the  circumstances  under which they are made, not misleading.  The Sub-Adviser  will promptly  provide the Adviser and the Company with a complete copy of all subsequent amendments to its Form ADV.

     (e) The Sub-Adviser  currently  carries  professional  errors and omissions liability  covering  services  provided  hereunder  by  the  Sub-Adviser  with a combined  single limit of not less than  $5,000,000 per claim and $10,000,000 in the aggregate  annually.  The Sub-Adviser will not materially change (other than to increase the level of coverage) or terminate any of such coverages without at least 30 days' prior  written  notice to the Adviser.  The  Sub-Adviser  further agrees to notify the Adviser as soon as possible when the  Sub-Adviser  receives notice of any adverse material change or termination of the specified coverages.

     8.  Representations  and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Company as follows:

     (a) The Adviser is registered  as an investment  adviser under the Advisers
Act;

     (b) The Adviser is a corporation  duly organized and validly existing under the laws of the State of Virginia,  with the power to own and possess its assets and carry on its business as it is now being conducted;

     (c)  The  execution,  delivery  and  performance  by the  Adviser  of  this
Agreement are within the Adviser's  powers and have been duly  authorized by all necessary  action on the part of its Board of Directors,  and no action by or in respect  of, or filing  with,  any  governmental  body,  agency or  official  is required on the part of the Adviser for the execution,  delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this  Agreement do not  contravene  or constitute a default under
(i) any provision of  applicable  law,  rule or  regulation;  (ii) the Adviser's governing  instruments;  or (iii) any agreement,  judgment,  injunction,  order, decree or other instrument binding upon the Adviser;

     (d) The Adviser  acknowledges  that it received a copy of the Sub-Adviser's
Form ADV prior to the execution of this Agreement;

     (e) The  Adviser  and the  Company  have  duly  entered  into the  Advisory
Agreement  pursuant  to which the Company  authorized  the Adviser to enter into this Agreement; and

     (f) The Adviser and the Company have  policies and  procedures  designed to detect and deter disruptive  trading  practices,  including "market timing," and the Adviser and the  Company  each agree that they will  continue to enforce and abide by such policies and procedures,  as amended from time to time, and comply with all  existing  and future laws  relating to such matters or to the purchase and sale of interests in the Funds generally.

     9. Survival of Representations and Warranties;  Duty to Update Information.
All  representations  and  warranties  made by the  Sub-Adviser  and the Adviser pursuant to Sections 7 and 8 of this Agreement,  respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming  aware that any of the foregoing  representations and warranties are no longer true.

     10. Liability and Indemnification.

     (a)  Liability.  The duties of the  Sub-Adviser  shall be confined to those expressly  set  forth  herein,  with  respect  to the  Sub-Adviser  Assets.  The
Sub-Adviser  shall  not be  liable  for any loss  arising  out of any  portfolio investment  or  disposition  hereunder,  except a loss  resulting  from  willful misfeasance,  bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder,  except as may  otherwise be provided  under  provisions  of  applicable  state law that
cannot  be  waived  or  modified  hereby.   Under  no  circumstances  shall  the
Sub-Adviser  be liable for any loss arising out of any act or omission  taken by another sub-adviser,  or any other third party, in respect of any portion of the
Company's assets not managed by the Sub-Adviser pursuant to this Agreement.

     (b)  Indemnification.  The  Sub-Adviser  shall  indemnify the Adviser,  the
Company and each Fund, and their respective  affiliates and controlling  persons
(the  "Sub-Adviser   Indemnified  Persons")  for  any  liability  and  expenses, including  reasonable  attorneys' fees, which the Adviser, the Company or a Fund and their respective  affiliates and controlling persons may sustain as a result of the  Sub-Adviser's  willful  misfeasance,  bad faith,  gross  negligence,  or reckless  disregard  of  its  duties  hereunder;  provided,  however,  that  the
Sub-Adviser  Indemnified Persons shall not be indemnified by the Sub-Adviser for any  liability or expenses  which may be sustained as a result of the  Adviser's willful misfeasance,  bad faith, gross negligence,  or reckless disregard of its duties hereunder.

     The  Adviser  shall  indemnify  the  Sub-Adviser,  its  affiliates  and its controlling  persons (the "Adviser  Indemnified  Persons") for any liability and expenses,  including  reasonable  attorneys' fees, howsoever arising from, or in connection with, the Adviser's  breach of this Agreement or its  representations and warranties herein or as a result of the Adviser's willful  misfeasance,  bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be  indemnified  by the Adviser for any  liability or expenses  which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

     11. Duration and Termination.

     (a) Duration. This Agreement,  unless sooner terminated as provided herein, shall for the Fund(s) listed on Exhibit A attached  hereto remain in effect from the date of execution (the "Effective Date"), until two years from the Effective
Date,  and  thereafter,  for  periods of one year,  so long as such  continuance thereafter  is  specifically  approved  at least  annually  (i) by the vote of a majority of those Directors of the Company who are not interested persons of any party to this  Agreement,  cast in person at a meeting called for the purpose of voting on such  approval,  and (ii) by the  Directors of the Company,  or by the
vote of a majority of the outstanding  voting securities of each Fund (except as such vote may be unnecessary  pursuant to relief  granted by an exemptive  order from the SEC). The foregoing  requirement  that continuance of this Agreement be
"specifically  approved  at  least  annually"  shall  be  construed  in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     (b)  Termination.  This  Agreement  may be terminated as to any Fund at any time,  without  the payment of any penalty by: (i) the vote of a majority of the
Directors  of the  Company,  the vote of a majority  of the  outstanding  voting securities of the Fund, or the Adviser, or (ii) the Sub-Adviser on not less than
90 days written  notice to the Adviser and the Company.  This Agreement may also be  terminated as to any Fund at any time by any party hereto  immediately  upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties.

     This Agreement shall not be assigned and shall terminate  automatically  in the event of its assignment, except as provided otherwise by any rule, exemptive order  issued by the SEC, or No Action  Letter  provided or pursuant to the 1940
Act, or upon the termination of the Advisory Agreement.  In the event that there is a proposed change in control of the  Sub-Adviser  that would act to terminate this  Agreement,  if a vote of  shareholders  to  approve  continuation  of this
Agreement is at that time deemed by counsel to the Company to be required by the
1940 Act or any rule or regulation thereunder,  the Sub-Adviser agrees to assume all reasonable costs associated with soliciting  shareholders of the appropriate
Fund(s) of the Company to approve continuation of this Agreement.  Such expenses include  the costs of  preparation  and  mailing  of a proxy  statement,  and of soliciting  proxies.  In the event that such  proposed  change in control of the
Sub-Adviser  shall occur  following  either:  (i) receipt by the Adviser and the
Company of an exemptive  order issued by the SEC with respect to the appointment of sub-advisers  absent shareholder  approval,  or (ii) the adoption of proposed
Rule 15a-5 under the 1940 Act, the  Sub-Adviser  agrees to assume all reasonable costs  and  expenses  (including  the  costs  of  mailing)  associated  with the preparation  of a  statement,  required  by the  exemptive  order or Rule 15a-5, containing  all  information  that would be  included in a proxy  statement  (an
"Information  Statement").  In addition,  if the Sub-Adviser  shall resign,  the
Sub-Adviser  agrees to assume all reasonable  costs and expenses  (including the costs of mailing) associated with the preparation of an Information Statement.

     This   Agreement   shall   extend  to  and  bind  the   heirs,   executors,
administrators and successors of the parties hereto.

     12.  Amendment.  This  Agreement  may be amended  by mutual  consent of the parties, provided that the terms of any material amendment shall be approved by:
(a) the Company's  Board of  Directors,  and (b) the vote of a majority of those
Directors  of the  Company who are not  interested  persons of any party to this
Agreement  cast in person at a meeting  called for the purpose of voting on such approval,  if such approval is required by applicable law, and unless  otherwise permitted  pursuant to exemptive relief granted by the SEC or No Action position granted  by the  SEC or  its  staff,  by a vote  of  the  majority  of a  Fund's outstanding securities.

     13. Confidentiality.  Any information or recommendations supplied by either the Adviser or the  Sub-Adviser,  that are not otherwise in the public domain or previously  known to the other party in connection  with the  performance of its obligations and duties hereunder,  including  portfolio holdings of the Company, financial  information  or  other  information  relating  to  a  party  to  this
Agreement, are to be regarded as confidential  ("Confidential  Information") and held in the strictest confidence. Except as may be required by applicable law or rule or as requested by regulatory  authorities having jurisdiction over a party to this  Agreement,  Confidential  Information  may be used only by the party to which said  information  has been  communicated  and such other  persons as that party  believes are necessary to carry out the purposes of this  Agreement,  the custodian,  and such persons as the Adviser may designate in connection with the
Sub-Adviser Assets.  Nothing in this Agreement shall be construed to prevent the
Sub-Adviser  from giving other entities  investment  advice about, or trading on their behalf, in the securities of a Fund or the Adviser.

     14.  Use  of   Sub-Adviser's   Name.  If  the  Adviser  seeks  to  use  the
Sub-Adviser's  name  in  the  marketing  of  the  Fund,  it  shall  furnish  the
Sub-Adviser at its principal  office drafts of all materials  (including but not limited to prospectuses,  proxy statements and reports to shareholders) prepared for  distribution  to  shareholders of the Fund or the public which refer to the
Sub-Adviser  in any way for approval prior to  distribution.  All such materials shall be subject to the review and consent (such consent to not be  unreasonably withheld)  of the  Sub-Adviser  at least five  business  days  prior to use.  If
Adviser does not receive a response  from the  Sub-Adviser  with respect to such materials  within five business days, such materials shall be deemed accepted by the Sub-Adviser.

     15.  Notice.  Any  notice,  advice or report to be given  pursuant  to this
Agreement  shall be deemed  sufficient  if  delivered  or mailed by  registered, certified  or  overnight  mail,  postage  prepaid  addressed by the party giving notice to the other party at the last address furnished by the other party:

      (a)      If to the Adviser:

               AFBA 5Star Investment Management Company
               909 N. Washington Street
               Alexandria, VA  22314
               Attention:  President

      (b)      If to the Sub-Adviser:

     16. Governing Law. This Agreement shall be governed by the internal laws of the State of Virginia  without regard to conflict of law  principles;  provided, however that nothing  herein shall be construed as being  inconsistent  with the
1940 Act.  Where the effect of a  requirement  of the 1940 Act  reflected in any provision  of this  Agreement is altered by a rule,  regulation  or order of the
SEC, whether of special or general  application,  such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Entire  Agreement.  This  Agreement  embodies the entire  agreement and understanding  between the parties hereto,  and supersedes all prior  agreements and understandings  relating to this Agreement's  subject matter. This Agreement may be executed in any number of counterparts,  each of which shall be deemed to be an original,  but such  counterparts  shall,  together,  constitute  only one instrument.

     18. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision,  statute, rule or otherwise,  the remainder of this
Agreement shall not be affected thereby.

     19. Certain  Definitions.  For the purposes of this Agreement and except as
otherwise   provided   herein,   "interested   person,"   "affiliated   person,"
"affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject,  however,  to such exemptions as may be granted by the SEC,  and the term "Fund" or "Funds"  shall refer to those
Fund(s) for which the Sub-Adviser provides investment management services and as are listed on Exhibit A to this Agreement.

     20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year first written above.

AFBA 5Star Investment Management Company

By:
       Name:
       Title

[SUB-ADVISER]

By:
       Name:
       Title:

                                    EXHIBIT A

                                  FEE SCHEDULE
                                       to
                             SUB-ADVISORY AGREEMENT
                                     between
                    AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
                                       and
                                  [SUB-ADVISER]

                               [October __], 2007

Fund(s)                                  Annual Fee

                                         [Insert fee]

EXHIBIT E - CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS PROPOSED TO BE MODIFIED

-------------------------------------------- -----------------------------------------------------------------------------
APPLICABLE RESTRICTION/ FUNDS                CURRENT FUNDAMENTAL INVESTMENT RESTRICTION
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS TO BE AMENDED
--------------------------------------------------------------------------------------------------------------------------
Borrowing Money
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Balanced Fund                  [Each Fund may not] borrow or pledge its assets under normal circumstances,
   AFBA 5Star High Yield Fund                except up to 10% of its total assets (computed at the lower of fair market
   AFBA 5Star Large Cap Fund                 value or cost) temporarily for emergency or extraordinary purposes, and not
   AFBA 5Star USA Global Fund                for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1.
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Mid Cap Fund                   [Each Fund may not] borrow money...[combined with issuance of senior
   AFBA 5Star Science & Technology Fund      securities], except as the 1940 Act or any rule thereunder may permit.
   AFBA 5Star Small Cap Fund
--------------------------------------------------------------------------------------------------------------------------
Issuance of Senior Securities
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Balanced Fund                  [Each Fund may not] issue senior securities, except as the 1940 Act or any
   AFBA 5Star High Yield Fund                rule thereunder may permit.
   AFBA 5Star Large Cap Fund
   AFBA 5Star USA Global Fund
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Mid Cap Fund                   [Each Fund may not] [Combined with borrowing]...issue senior securities,
   AFBA 5Star Science & Technology Fund      except as the 1940 Act or any rule thereunder may permit.
   AFBA 5Star Small Cap Fund
--------------------------------------------------------------------------------------------------------------------------
Underwriting Securities Issued by Other Persons
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Balanced Fund                  [Each Fund may not] underwrite the securities of other issuers (except that
   AFBA 5Star High Yield Fund                the Fund may engage in transactions involving the acquisition, disposition
   AFBA 5Star Large Cap Fund                 or resale of its portfolio securities, under circumstances where it may be
   AFBA 5Star USA Global Fund                considered to be an underwriter under the 1933 Act).
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Mid Cap Fund                   [Each Fund may not] underwrite the securities of other issuers, except that
   AFBA 5Star Science & Technology Fund      the Fund may engage in transactions involving the acquisition, disposition
   AFBA 5Star Small Cap Fund                 or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.
--------------------------------------------------------------------------------------------------------------------------
Purchase and Sale of Real Estate
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Balanced Fund                  [Each Fund may not] engage in the purchase or sale of real estate (unless
   AFBA 5Star High Yield Fund                acquired as a result of ownership of securities or other instruments and
   AFBA 5Star Large Cap Fund                 provided that this restriction does not prevent the Fund from investing in
   AFBA 5Star USA Global Fund                issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein)...[combined with commodities].
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Mid Cap Fund                   [Each Fund may not] purchase or sell real estate, unless acquired as a
   AFBA 5Star Science & Technology Fund      result of ownership of securities or other instruments and provided that
   AFBA 5Star Small Cap Fund                 this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein; or investing in securities that are secured by real estate or interests therein.
--------------------------------------------------------------------------------------------------------------------------
Purchase and Sale of Commodities
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Balanced Fund                  [Each Fund may not] engage in the purchase or sale of...[combined with real
   AFBA 5Star High Yield Fund                estate] commodities (unless acquired as a result of ownership of securities
   AFBA 5Star Large Cap Fund                 or other instruments and provided that this restriction does not prevent
   AFBA 5Star USA Global Fund                the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts.
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Mid Cap Fund                   [Each Fund may not] purchase or sell physical commodities, unless acquired
   AFBA 5Star Science & Technology Fund      as a result of ownership of securities or other instruments and provided
   AFBA 5Star Small Cap Fund                 that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
--------------------------------------------------------------------------------------------------------------------------
Making Loans to Other Persons
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Balanced Fund                  [Each Fund may not] make loans to any of its officers, Directors or
   AFBA 5Star High Yield Fund                employees, or to its manager, general distributor or officers or Directors
   AFBA 5Star Large Cap Fund                 thereof.
   AFBA 5Star USA Global Fund
                                             [Each Fund may not] make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Mid Cap Fund                   [Each Fund may not] make loans, provided that this restriction does not
   AFBA 5Star Science & Technology Fund      prevent the Fund from purchasing debt obligations, entering into repurchase
   AFBA 5Star Small Cap Fund                 agreements, and loaning its assets to brokers/dealers or institutional investors.
--------------------------------------------------------------------------------------------------------------------------
Concentration of Investments in a Particular Industry or Group of Industries
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Balanced Fund                  [Each Fund may not] purchase any securities which would cause 25% or more
   AFBA 5Star High Yield Fund                of the assets of the Fund at the time of purchase to be invested in any one
   AFBA 5Star Large Cap Fund                 industry.
   AFBA 5Star USA Global Fund
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Mid Cap Fund                   [Each Fund may not] make investments that will result in the concentration,
   AFBA 5Star Science & Technology Fund      as that term may be defined in the 1940 Act, any rule or order thereunder,
   AFBA 5Star Small Cap Fund                 or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry.
--------------------------------------------------------------------------------------------------------------------------
Diversification of Investments
-------------------------------------------- -----------------------------------------------------------------------------
   AFBA 5Star Balanced Fund                  [Each Fund may not] purchase the securities of any one issuer, except the
   AFBA 5Star High Yield Fund                United States government, if immediately after and as a result of such
   AFBA 5Star Large Cap Fund                 purchase (a) the value of the holding of the Fund in the securities of such
   AFBA 5Star USA Global Fund                issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.
-------------------------------------------- -----------------------------------------------------------------------------

EXHIBIT F - CURRENT FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

             CURRENT FUNDAMENTAL INVESTMENT OBJECTIVES OF THE FUNDS:

AFBA 5Star Balanced Fund-- seeks both long-term  capital growth and high current income.

AFBA 5Star High Yield Fund-- seeks high current  income with capital growth as a secondary objective.

AFBA 5Star Large Cap Fund-- seeks long-term capital growth.

AFBA 5Star Mid Cap Value Fund-- seeks long-term capital growth.

AFBA 5Star Science & Technology Fund-- seeks long-term capital growth.

AFBA 5Star Small Cap Fund-- seeks long-term capital growth.

AFBA 5Star USA Global Fund-- seeks capital growth.

      CURRENT FUNDAMENTAL INVESTMENT POLICIES OF THE BALANCED, HIGH YIELD,
                         LARGE CAP AND USA GLOBAL FUNDS

AFBA 5Star  Balanced  Fund--  [T]he Fund invests  primarily  in domestic  common stocks and  high-yielding,  higher-risk  debt  securities,  preferred stocks and convertible  preferred  stocks.  [The] AFBA  5Star  Balanced  Fund  invests in a combination of domestic  common  stocks,  high-yielding,  higher-risk  corporate bonds and high-yielding,  higher-risk convertible debt securities.  The Fund may also invest in government  bonds,  mortgage-backed  securities and  asset-backed securities.  The  allocation  of assets  invested  in each type of  security  is designed to balance yield income and long-term capital appreciation with reduced volatility of returns.  The Fund expects to change its  allocation mix over time based on the  Manager's  view of economic  conditions  and  underlying  security values.  Under normal  circumstances,  the Manager will allocate at least 25% of the Fund's assets to a sub-adviser  to be invested in equity  securities  and at least 25% to a subadviser to be invested in debt securities.  Many of the Fund's common stock investments are expected to pay dividends.

AFBA 5Star High Yield Fund-- [T]he Fund, under normal circumstances,  invests at least 80% of its net assets in high-yielding, higher-risk debt securities. [The]
AFBA 5Star High Yield Fund uses extensive  fundamental research to identify debt investment opportunities among high-risk,  high-yielding securities. Emphasis is placed  on  relative  value and good  corporate  management.  Specifically,  the sub-adviser may look at a number of past, present and estimated factors such as:
1) financial  strength of the issuer; 2) cash flow; 3) management;  4) borrowing requirements;  and 5)  responsiveness  to changes in interest rates and business conditions.

AFBA 5Star Large Cap Fund-- [T]he Fund, under normal  circumstances,  invests at least 80% of its net assets in domestic common stocks of large capitalization or
"large cap" companies. The Fund considers a company to be a large cap company if it has a  market  capitalization  of $10  billion  or  greater  at the  time  of purchase.  [The]  AFBA  5Star  Large Cap Fund  invests  in large  cap  companies expected to benefit from long-term  industry and  technological  trends that are likely to positively impact company performance. Long-term trends are identified with the purpose of investing in companies that should have favorable  operating environments  over the next  three to five  years.  The  final  stock  selection process includes: 1) ongoing fundamental analysis of industries and the economic
cycle;  2)  analysis  of  company-specific   factors  such  as  product  cycles,
management,  etc.;  and 3)  rigorous  valuation  analysis.  The  Fund may have a significant amount of assets invested in the technology  sector.  Realization of dividend income is a secondary consideration.

AFBA 5Star USA Global Fund-- [T]he Fund, under normal circumstances,  invests at least 80% of its net assets in common  stocks of  companies  based in the United
States that receive  greater than 40% of their  revenues or pre-tax  income from global sales and operations.  The  international  operations of these U.S.-based companies  will  provide  investors  with  exposure  to at least  three  foreign countries.  [The] AFBA 5Star USA Global Fund identifies U.S.-based multinational companies that exhibit  consistent or  predictable  cash  generation  and/or are expected  to benefit  from the growth of sales  outside the United  States.  The sub-adviser  then  selects  securities  based on:  1)  fundamental  analysis  of industries and the economic cycle; 2) analysis of company-specific  factors such as product cycles, management,  etc.; 3) rigorous valuation analysis; and 4) the issuer  must  have  substantial  international  operations.  The Fund may have a significant amount of assets invested in the technology sector.

EXHIBIT G - PROPOSED FUNDAMENTAL  INVESTMENT OBJECTIVES OF THE BALANCED AND HIGH
YIELD FUNDS

AFBA 5Star Balanced Fund-- seeks both seeks long term capital  appreciation  and current income.

AFBA 5Star High Yield Fund  (proposed  to be named "AFBA 5Star Total Return Bond
Fund")--seeks current income with capital growth as a secondary objective.

EXHIBIT H - CURRENT FUNDAMENTAL  INVESTMENT  RESTRICTIONS OF THE BALANCED,  HIGH
YIELD, LARGE CAP AND USA GLOBAL FUNDS PROPOSED TO BE ELIMINATED

--------------------------------------------------------------------------------

CURRENT FUNDAMENTAL INVESTMENT  RESTRICTIONS OF THE BALANCED,  HIGH YIELD, LARGE
CAP AND USA GLOBAL FUNDS TO BE ELIMINATED
--------------------------------------------------------------------------------

[Each Fund may not] invest in companies for the purpose of exercising control of management.

--------------------------------------------------------------------------------
[Each Fund may not] purchase  securities on margin,  or sell  securities  short, except that the Fund may write covered call options.
--------------------------------------------------------------------------------
[Each Fund may not] purchase shares of other investment  companies except in the open market at ordinary  broker's  commission or pursuant to a plan of merger or consolidation;
--------------------------------------------------------------------------------
[Each  Fund may not]  invest in the  aggregate  more than 5% of the value of its
gross  assets  in  the  securities  of  issuers  (other  than  federal,   state,
territorial,   local  governments,   corporations,  or  authorities  established
thereby),  which,  including  predecessors,  have not had at least three  years'
continuous operations.
--------------------------------------------------------------------------------
[Each Fund may not] except for  transactions  in its shares or other  securities through brokerage  practices which are considered normal and generally  accepted under circumstances  existing at the time, enter into dealings with its officers or Directors, its manager or underwriter, or their officers or Directors, or any organization in which such persons have a financial interest.
--------------------------------------------------------------------------------
[Each Fund may not] make  itself or its assets  liable for the  indebtedness  of others.
--------------------------------------------------------------------------------
[Each  Fund may not]  invest in  securities  which  are  assessable  or  involve unlimited liability.
--------------------------------------------------------------------------------

EXHIBIT I - LIST OF PRINCIPAL SHAREHOLDERS OF EACH CLASS OF EACH FUND AS OF THE RECORD DATE

                                                  Principal Shareholders of the Funds

Fund Name                              Name and Address of Owner              Shares Owned      Percentage of Fund

Balanced Fund-Class A Shares           Prudential Investment Management        275,249.081            17.69%
                                       Company
                                       FBO Mutual Fund Clients
                                       100 Mulberry Street
                                       3 Gateway Center, Floor 11
                                       Mail Stop- NJ 05-11-20
                                       Newark, NJ 07102

Balanced Fund-Class I Shares           Armed Forces Benefit Assoc.*           2,751,296.90            81.78%
                                       Attn:  Deborah French
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

Balanced Fund-Class R Shares           AFBA Investment Management Co.*           994.217              100.00%
                                       ATTN Michael Houchins
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

High Yield Fund-Class A Shares         Raymond James & Assoc. Inc.             20,423.032              6.71%
                                       FBO Abdalla Sam
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

High Yield Fund-Class C Shares         Raymond James & Assoc. Inc.             12,771.946              6.93%
                                       FBO Hight Trust
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

High Yield Fund-Class I Shares         Armed Forces Benefit Assoc.*           1,066,111.506           74.50%
                                       Attn:  Deborah French
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555
                                                                               90,729.948              6.34%
                                       AFBA Investment Management Co.*
                                       Attn: Michael Houchins
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

High Yield Fund-Class R Shares         AFBA Investment Management Co.*          1,329.359             100.00%
                                       Attn: Michael Houchins
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

Large Cap Fund-Class A Shares          First Clearing, LLC                     12,268.152             24.39%
                                       Irrev. Life Insurance Trust
                                       Attn: John C. Page
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

                                       Stifel Nicolaus & Co., Inc.             11,067.371               22%
                                       Borough of Bristol Employees
                                       501 North Broadway
                                       St. Louis, MO 63102

                                       First Clearing, LLC                      3,455.425              6.87%
                                       Cedar Resources, Inc.
                                       Attn: John C. Page
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

                                       Great Plains Trust Co.                   2,700.845              5.37%
                                       FBO Paul and Maureen Evans
                                       7700 Shawnee Mission Parkway
                                       Suite 100
                                       Overland Park, KS 66202

Large Cap Fund-Class B Shares          First Clearing, LLC                      1,326.355             29.73%
                                       Chris A. Thymides
                                       Simple IRA
                                       FFC as Custodian
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

                                       Raymond James & Assoc. Inc.               790.514              17.72%
                                       FBO Harris IRA
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       First Clearing, LLC                       727.136              16.30%
                                       Lynne W. Stalls
                                       TOD Account
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

                                       Ferris, Baker Watts, Inc.                 408.497               9.16%
                                       Phillip L. Kuch
                                       100 Light Street
                                       Baltimore, MD 21202

                                       Ferris, Baker Watts, Inc.                 406.504               9.11%
                                       Florence W. Saiger IRA
                                       100 Light Street
                                       Baltimore, MD 21202

                                       Ferris, Baker Watts, Inc.                 405.515               9.09%
                                                                              FBO Luanne Paisley Beneficiary
                                       100 Light Street
                                       Baltimore, MD 21202

                                       Ferris, Baker Watts, Inc.                 243.618               5.46%
                                                                              Oh Rho Chapter of Sae House TR
                                       100 Light Street
                                       Baltimore, MD 21202

Large Cap Fund-Class C Shares          Raymond James & Assoc. Inc.              2,617.264              8.77%
                                       FBO K's Advertising
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       PFPC Trust Co. R/O IRA                   2,155.06               7.22%
                                       Nanako Kamiya Hanafin
                                       c/o AFBA Investment Management Co.
                                       909 N. Washington Street
                                       Alexandria, VA 22314-1555

                                       Raymond James & Assoc. Inc.              1,956.284              6.58%
                                       FBO Waller IRA
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       Raymond James & Assoc. Inc.              1,837.569              6.16%
                                       FBO Harrison TR
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       Raymond James & Assoc. Inc.              1,710.750              5.73%
                                       FBO Therival, LC
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

Large Cap Fund-Class I Shares          Armed Forces Benefit Assoc.*           1,047,416.519           71.07%
                                       Attn:  Deborah French
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

Large Cap Fund-Class R Shares          AFBA Investment Management Co.*           786.164              100.00%
                                       Attn: Michael Houchins
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

Mid Cap Value Fund-Class B Shares      First Clearing, LLC                      3,313.697             15.44%
                                       Benjamin L. Byerly & Christi A.
                                       Byerly JT WROS
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

                                       First Clearing, LLC                      2,603.161             12.13%
                                       Mark B. Diberardinis (SEP IRA)
                                       FCC as Custodian
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

                                       First Clearing, LLC                      1,725.328              8.04%
                                       Timothy J. Ehrsam
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

Mid Cap Value Fund-Class I Shares      Armed Forces Benefit Assoc.*            728,724.169            84.20%
                                       Attn: Deborah French
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

                                       3 PIMS/Prudential Retirement            66,440.114              7.68%
                                       As Nominee for the TTEE/CUST PL 763
                                       Armed Forces Benefit Assoc.
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

Mid Cap Value Fund-Class R Shares      AFBA Investment Management Co.*           835.447              96.20%
                                       Attn: Michael Houchins
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

Science & Technology Fund-Class B      E*Trade Clearing, LLC                    2,023.565             20.89%
Shares                                 IRA Custodian
                                       P.O. Box 989030
                                       West Sacramento, CA 95798-9030

                                       Raymond James & Assoc. Inc.              1,172.541             12.11%
                                       FBO Coleman Anthony
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       Raymond James & Assoc. Inc.              1,008.299             10.41%
                                       FBO Janice E. Godwin
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       First Clearing, LLC                       759.136               7.84%
                                       Robert D. Johnston IRA
                                       FCC as Custodian
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

                                       FBW, Inc.                                 614.655               6.35%
                                       FBO Rose Mary Burke
                                       4016 Fairway
                                       Drive
                                       Wilmette, IL 60091
Science & Technology Fund-Class I                                              505,151.659            78.38%
Shares                                 Armed Forces Benefit Assoc.*
                                       Attn: Deborah French
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555
                                                                               55,047.061              8.54%
                                       3 PIMS/Prudential Retirement
                                       As Nominee for the TTEE/CUST PL 763
                                       Armed Forces Benefit Assoc.
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555
Science & Technology Fund-Class R                                                911.490              73.58%
Shares                                 AFBA Investment Management Co.*
                                       Attn: Michael Houchins
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

                                                                                 182.649              14.74%
                                       PFPC Trust Company 5 Star IRA
                                       FBO James R. Clark
                                       c/o AFBA Investment Management Co.
                                       909 N. Washington Street
                                       Alexandria, VA 22314-1555

                                                                                 144.637              11.68%
                                       MG Trust Company
                                       FBO Diameters, Inc.
                                       700 17th Street, Suite 300
                                       Denver, CO 80202

Small Cap Fund-Class A Shares          Prudential Investment Management       1,070,380.986           26.54%
                                       Service
                                       FBO Mutual Fund Clients
                                       100 Mulberry Street
                                       3 Gateway Center Floor 11
                                       Mail stop: NJ 05-11-20
                                       Newark, NJ 07102

                                       Charles Schwab & Co                     365,350.533             9.06%
                                       Special Custody Account FBO
                                       Customers
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA 94104

Small Cap Fund-Class I Shares          Armed Forces Benefit Assoc.*            429,654.265            56.75%
                                       Attn: Deborah French
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

                                       State Street Bank Trust                 87,725.311             11.59%
                                       Plantation Pipe Line Co.
                                       Employees Annuity Plan
                                       805 Pennsylvania Avenue, Tower II
                                       Floor 5
                                       Kansas City, MO 64105

                                       3 PIMS/Prudential Retirement            79,715.150             10.53%
                                       As Nominee for the TTEE/CUST PL 763
                                       Armed Forces Benefit Assoc.
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

Small Cap Fund-Class R Shares          NFS LLC FEBO                              809.715              45.65%
                                       Woodland Property Partners, INC.
                                       James M. Marshall
                                       900 Carroll Street
                                       Perry, GA 31069-3314

                                       AFBA Investment Management Co.*           727.263              41.01%
                                       Attn: Michael Houchins
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

                                       Counsel Trust FBO                         236.602              13.34%
                                       Pasley Management Group, L.P. 401 K
                                       The Times Building
                                       1251 Waterfront Place
                                       Pittsburgh, PA 15222-4235

USA Global Fund-Class A Shares                                                  9,190.607             11.03%
                                       Raymond James & Assoc. Inc.
                                       FBO Abdalla Sam
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716
                                                                                5,129.675              6.16%
                                       First Clearing, LLC
                                       Thomas E. Greenman Jr. R/O IRA
                                       FCC as Custodian
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

                                       Great Plains Trust Co.                   4,380.371              5.26%
                                       FBO Paul and Maureen Evans
                                       7700 Shawnee Mission Parkway
                                       Suite 100
                                       Overland Park, KS 66202

USA Global Fund-Class B Shares         First Clearing, LLC                      2,333.323             55.61%
                                       Sondra H. Block IRA
                                       FFC as Custodian
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

                                       Raymond James & Assoc. Inc.               734.754              17.51%
                                       FBO Lapera IRA
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       Raymond James & Assoc. Inc.               385.208               9.18%
                                       FBO Sibley IRA
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       Raymond James & Assoc. Inc.               363.636               8.67%
                                       FBO Rahne Bonita
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       First Clearing, LLC                       246.914               5.89%
                                       James H. Peyatt R/O IRA
                                       FCC as Custodian
                                       FCC Client Services Department
                                       P.O. Box 6600
                                       Glen Allen, VA 23058

USA Global Fund-Class C Shares         Raymond James & Assoc. Inc.              4,612.572              7.96%
                                       FBO Greenblatt IRA
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

                                       Raymond James & Assoc. Inc.              3,494.06               6.02%
                                       FBO Reece IRA
                                       880 Carillon Parkway
                                       St. Petersburg, FL  33716

USA Global Fund-Class I Shares         Armed Forces Benefit Assoc.*            943,358.448            70.12%
                                       Attn:  Deborah French
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

USA Global Fund-Class R Shares         AFBA Investment Management Co.*           699.301              100.00%
                                       ATTN Michael Houchins
                                       909 N. Washington Street
                                       Alexandria, VA  22314-1555

*    Shareholder of record, not beneficial owner.

From time to time,  the  number of shares  held in  "street  name"  accounts  of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund.

AFBA 5STAR [__________] FUND
A SERIES OF AFBA 5STAR FUND, INC.

            SPECIAL ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 15, 2007

The  undersigned  hereby revokes all previous  proxies for his or her shares and appoints Robert E. Morrison,  Andrew J. Welle and Jennifer  Rogers,  and each of them,  proxies of the  undersigned  with full power of  substitution to vote all shares  of the  above-referenced  fund  (the  "Fund")  that the  undersigned  is entitled to vote at the Special Annual Meeting of Shareholders to be held at 909
N. Washington Street Alexandria,  VA 22314 at 11:00 a.m. Eastern time on October
15, 2007, including any postponements or adjournments  thereof, upon any matters that may properly be acted upon at the meeting.

This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified.  If no  specification  is made,  this  Proxy  shall be voted  FOR the
Proposals  (including all nominees for director).  If any other matters properly come before the  Meeting to be voted on, the proxy  holders  will vote,  act and consent on those matters in accordance with the views of management.

                 (Continued and to be signed on the other side)

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                                                Please mark here if address
                                                change or comment noted on proxy

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR each Proposal.

Please refer to the Proxy Statement discussion of each of these proposals.

Proposal 1 - To Elect a Board of Directors

  FOR all nominees      WITHHOLD          Nominees:     [01 General Monroe W. Hatch, Jr., USAF (Ret.), 02 General Louis
  listed (except as     AUTHORITY                       C. Wagner, Jr., USA (Ret.), 03 Lieutenant General John S.
marked to the right) to vote for all                    Fairfield, USAF (Ret.), 04 Brigadier General Henry J. Sechler,
                     nominees listed                    USAF (Ret.), 05 General Ralph E. Eberhart, USAF (Ret.), 06
                                                        Charles A. Gabriel and 07 Robert E. Morrison]

                                          To withhold authority to vote for any individual nominee, write that nominee's number on the line below.

       /__/               /__/
                                          -----------------------------------------------------------------------------------

Proposal 2 - To approve an Agreement  and Plan of  Reorganization  that provides for the reorganization of the Fund to a Delaware statutory trust.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

Proposal 3 - To Approve a New Sub-Investment Advisory Agreement(s) for each Fund this Proposal involves separate votes on Sub-Proposals 3(a)-3(j))

     3(a): To approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management Company and The London Company of Virginia, under which The
          London Company of Virginia Would Serve as One of Two  Sub-Advisers  to
          the AFBA 5Star Balanced Fund. (Shareholders of the AFBA 5Star Balanced
          Fund only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     3(b): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management  Company  and  Financial  Counselors,   Inc.,  under  which
          Financial  Counselors,  Inc. Would Serve as One of Two Sub-Advisers to
          the AFBA 5Star Balanced Fund. (Shareholders of the AFBA 5Star Balanced
          Fund only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

        /__/                 /__/               /__/

     3(c): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management  Company  and  Financial  Counselors,   Inc.,  under  which
          Financial Counselors,  Inc. Would Serve as the Sub-Adviser to the AFBA
          5Star High Yield Fund. (Shareholders of the AFBA 5Star High Yield Fund
          only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     3(d): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management Company and Marvin & Palmer  Associates,  Inc., under which
          Marvin & Palmer Associates, Inc. Would Serve as the Sub-Adviser to the
          AFBA 5Star Large Cap Fund.  (Shareholders  of the AFBA 5Star Large Cap
          Fund only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     3(e): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management  Company and Dreman Value Management,  L.L.C.,  under which
          Dreman Value Management,  L.L.C. Would Serve as the Sub-Adviser to the
          AFBA 5Star Mid Cap Value Fund. (Shareholders of the AFBA 5Star Mid Cap
          Value Fund only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     3(f): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management Company and TrendStar Advisors,  LLC, under which TrendStar
          Advisors, LLC Would Serve as the Sub-Adviser to the AFBA 5Star Science
          &  Technology  Fund.   (Shareholders  of  the  AFBA  5Star  Science  &
          Technology Fund only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

        /__/                 /__/               /__/

     3(g): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management  Company  and  Bjurman,  Barry &  Associates,  under  which
          Bjurman, Barry & Associates Would Serve as One of Three Sub-Adviser to
          the AFBA 5Star Small Cap Fund.  (Shareholders  of the AFBA 5Star Small
          Cap Fund only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     3(h): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management Company and TrendStar Advisors,  LLC, under which TrendStar
          Advisors,  LLC  Would  Serve as One of Three  Sub-Adviser  to the AFBA
          5Star Small Cap Fund.  (Shareholders  of the AFBA 5Star Small Cap Fund
          only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     3(i): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management Company and The London Company of Virginia, under which The
          London Company of Virginia Would Serve as One of Three  Sub-Adviser to
          the AFBA 5Star Small Cap Fund.  (Shareholders  of the AFBA 5Star Small
          Cap Fund only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     3(j): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment
          Management Company and Marvin & Palmer  Associates,  Inc., under which
          Marvin & Palmer Associates, Inc. Would Serve as the Sub-Adviser to the
          AFBA 5Star USA Global Fund. (Shareholders of the AFBA 5Star USA Global
          Fund only.)

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

Proposal 4 - To Approve a "Manager of Managers" Structure for Each Fund.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

Proposal  5  -  To  Approve   Amendments  to  Certain   Fundamental   Investment
Restrictions (this Proposal involves separate votes on Sub-Proposals 5(a)-5(h))

     5(a) To amend the fundamental investment restriction regarding borrowing.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     5(b) To amend the  fundamental  investment  restriction  regarding  issuing senior securities.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

        /__/                 /__/               /__/

     5(c) To   amend   the   fundamental    investment   restriction   regarding
          underwriting.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     5(d) To amend the fundamental  investment restriction regarding investments in real estate.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     5(e) To amend the fundamental  investment restriction regarding investments in commodities.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     5(f) To amend the fundamental investment restriction regarding lending.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     5(g) To amend the fundamental  investment  restriction  regarding  industry concentration.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

        /__/                 /__/               /__/

     5(h) To   amend   the   fundamental    investment   restriction   regarding
          diversification  of  investments.  (Shareholders  of  the  AFBA  5Star
          Balanced,  AFBA 5Star High Yield,  AFBA 5Star Large Cap and AFBA 5Star
          USA Global Funds only).

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

Proposal 6 - To approve the reclassification of the Funds' investment objectives and policies  from  fundamental  to  non-fundamental.  (this  Proposal  involves separate votes on Sub-Proposals 6(a)-6(b))

     6(a) To approve the  reclassification  of the Funds' investment  objectives from fundamental to non-fundamental.

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

     6(b) To approve  the  reclassification  of the  investment  policies of the
          Funds from fundamental to  non-fundamental.  (Shareholders of the AFBA
          5Star Balanced,  AFBA 5Star High Yield,  AFBA 5Star Large Cap and AFBA
          5Star USA Global Funds only).

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

Proposal 7 - To  approve  the  elimination  of  Certain  Fundamental  Investment
Restrictions  (Shareholders  of the AFBA 5Star Balanced,  AFBA 5Star High Yield,
AFBA 5Star Large Cap and AFBA 5Star USA Global Funds only).

        FOR                AGAINST            ABSTAIN
    the proposal        the proposal

       /__/                 /__/               /__/

                                                                    YES      NO

                                  I PLAN TO ATTEND THE MEETING.     /__/    /__/

Signature(s): ______________________________________________              Dated:
                                                                          , 2007

Please sign exactly as your name appears on this Proxy.  If signing for estates, trusts or corporations,  title or capacity should be stated.  If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

[Internet http://www.[ ]                [Telephone 1-[ ]                           MAIL
Use the Internet to vote                Use any touch-tone telephone               Mark, sign and date your proxy
your proxy. Have your                   to vote your proxy. Have your              card and return it in the
proxy card in hand when you    OR       proxy card in hand when you call.]   OR    enclosed postage-paid envelope.
access the web site, or vote
your proxy thru ISD at:
http://www.[         ].]

               If you vote your proxy by Internet or by telephone,
                  You do NOT need to mail back your proxy card.